UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3919

Name of Registrant:	Vanguard STAR Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - October 31, 2005

Item 1:	Reports to Shareholders

 Vanguard® STAR® Fund

> Annual Report

October 31, 2005

>	Vanguard STAR Fund returned 9.3% for the 12 months ended October 31, 2005, ending ahead of both of its comparative performance measures.

>	Stock prices were buoyed by strong corporate earnings and economic growth; bonds were held back by repeated short-term interest rate increases.

>	The fund’s long-term performance has been strong. Over the past decade, it has led a broad all-stock benchmark.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Fund Profile	8
Performance Summary	9
Financial Statements	11
Your Fund's After-Tax Returns	19
About Your Fund's Expenses	20
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard STAR Fund	9.3%

STAR Composite Index[1]	7.8

STAR Composite Average[2]	8.2

Your Fund’s Performance at a Glance
October 31, 2004–October 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

STAR Fund	$17.92	$19.14	$0.44	$0.00

1	The STAR Composite Index is weighted 50% Dow Jones Wilshire 5000 Composite Index, 25% Lehman Brothers Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.

2	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund.

1

Chairman’s Letter

Dear Shareholder,

Investors’ prolonged concern over the effect of energy prices on inflation did not prevent the stock market from turning in a strong performance for the year ended October 31, 2005.

Bond returns remained positive but meager. Astride both markets, Vanguard STAR Fund performed handsomely, returning 9.3% for the year. Its eight underlying stock funds performed so well that STAR ended only slightly behind the broad stock market, despite the fund’s nearly 40% weighting in bonds and short-term reserves.

The top table on page 1 presents the fiscal-year total returns (capital change plus reinvested distributions) for your fund and its comparative standards: a composite of unmanaged market indexes weighted to reflect STAR’s investment guidelines, and a similarly weighted composite of mutual fund peer-group averages.

Also on page 1 is a table showing STAR’s per-share distributions and the change in net asset value during the period. If you own the fund in a taxable account, you may wish to review the report on after-tax returns on page 19.

Investors translated mixed signals into solid stock market returns

During the 12 months ended October 31, investors grappled with a variety of discordant signals: Robust economic expansion and strong corporate earnings were one theme, but high energy prices

2

and rising interest rates sounded a dissonant counterpoint. Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as the Fed pushed rates up

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. (Shortly after the end of the fiscal year, on November 1, the Fed boosted its target by an additional quarter-point.)

While the yields of shorter-term securities followed the Fed’s lead, the rates of various longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%
Russell 2000 Index (Small-caps)	12.1	21.5	6.7
Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5
MSCI All Country World Index ex USA (International)	20.6	23.5	4.7
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%
Lehman Municipal Bond Index	2.5	4.6	6.0
Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3
CPI
Consumer Price Index	4.3%	3.2%	2.7%

3

the yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

Superior stock selection burnished fund performance

Vanguard STAR Fund’s 9.3% gain for the year reflected the stock-picking skills of the managers who advise its eight underlying equity funds. During fiscal 2005, the investment advisors did a particularly good job of emphasizing both the right industries and the right stocks within those industries.

This trend applied across both growth and value holdings. For example, STAR Fund’s largest holding, the value-oriented Vanguard Windsor™ II Fund, gained 13.2%, compared with 11.9% for its benchmark index. The managers selected well among energy stocks, which have been one of the best-performing areas of the market for more than a year.

At the other end of the investment-style spectrum, Vanguard U.S. Growth Fund returned 14.3%, while its benchmark lagged the broad market with an 8.8% gain. To produce this result, U.S. Growth Fund’s managers steered the fund toward stocks that are well-positioned to thrive in a changing economic climate and away from companies that are dependent on consumer spending. The two funds represent almost one-quarter of STAR Fund’s assets.

Expense Ratios: Your fund compared with a benchmark
	Fund Expense Ratio[1]	Average Weighted Expense Ratio[2]	Composite Benchmark Expense Ratio[3]

STAR Fund	0.00%	0.36%	1.34%

1	Fund expense ratio reflects the fiscal year ended October 31, 2005.

2	For underlying funds; annualized.

3	Based on the STAR Composite Average, which is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund. The figure is derived from data provided by Lipper Inc. and captures information through year-end 2004.

4

(For more detail on the weightings and performance of the funds that make up STAR Fund, see the table below.)

The strongest performers among STAR’s underlying stock funds were its two international funds. Each gained in the neighborhood of 19% for the fiscal year, as many European and emerging markets continued a multi-year surge.

The only underlying stock fund to lag its benchmark was Vanguard Windsor Fund (up 8.5%, compared with 11.9% for its benchmark). The contrast in results between this fund and Windsor II in part reflects their advisors’ different outlook on energy stocks, which have featured less prominently in Windsor’s portfolio. In another market environment, of course, these different approaches could produce different results, changing the two funds’ relative performance. The juxtaposition serves as a reminder that STAR provides diversification across many areas—asset classes, investment styles, and advisor approaches.

STAR’s underlying bond funds reflected the rough sailing encountered by fixed income investors during the year. Yields of 3-month Treasury bills rose sharply, from 1.89% at the beginning of the period to 3.88% at the end. As mentioned previously, changes among longer-term issues were far less pronounced. The yield of the 30-year Treasury bond ranged from a low of 4.19% to a high of 5.00% before ending the period at 4.75%, close to where it started. In this environment, STAR Fund’s fixed income funds produced meager positive returns.

Vanguard Fund (Investor Shares)	Percentage of STAR's Assets[1]	Total Returns: 12 Months Ended October 31, 2005
Stock Funds
Windsor II	16.2%	13.2%
Windsor	8.8	8.5
U.S. Growth	7.1	14.3
PRIMECAP	7.0	10.4
MorganTM Growth	7.0	12.3
International Growth	6.2	18.5
International Value	6.2	19.3
ExplorerTM	4.3	14.5
Bond Funds
GNMA	12.4%	2.1%
Long-Term Investment-Grade	12.4	3.3
Short-Term Reserves
Short-Term Investment-Grade	12.4%	1.4%
Combined	100.0%	9.3%

1 As of October 31, 2005.

5

Viewed over the past decade, STAR's performance shines

STAR's approach of giving shareholders exposure to a diversified roster of experienced managers has benefited long-term investors. The table below shows the fund's extraordinary achievement: Not only is STAR ahead of its composite index but it has also outperformed an all-stock index over the ten years ended October 31, 2005. The fund's weighting of roughly 40% in bonds and short-term income investments makes that a remarkable result, given that fixed income investments typically return less than stocks over long periods.

Two factors account for this result. By design, a balanced fund's fixed income investments provide steady income to counter some of the volatility of its stocks. That smoothing out of highs and lows can give a balanced fund a tortoise-like endurance that holds up well against an all-stock fund's hare-like stops and starts.

The tortoise effect was particularly beneficial over the past decade, a period that included one of the stock market's strongest rallies and one of its deepest declines on record. Secondly, active management of the underlying funds has added value throughout the life of the STAR Fund, as was evident during the past year, when superior stock selection overcame a weak bond result. A word of caution is in order: It would be unrealistic to expect STAR Fund's balanced portfolio to deliver another ten years of outperformance relative to the stock market.

While the fund's long-term performance relative to the indexes is impressive, its performance relative to the composite peer-group average is more so. The average yearly return produced by the peer-group composite over the decade was 7.4%, or 2.3 percentage points behind STAR Fund's return. As the table shows, a hypothetical $10,000 investment made in

Total Returns	Ten Years Ended October 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
STAR Fund	9.7%	$25,269

STAR Composite Index[1]	8.5	22,546

STAR Composite Average[2]	7.4	20,489

Dow Jones Wilshire 5000 Index	9.3	24,437

1	The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.

2	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

6

STAR at the start of the period would have yielded $4,780 more than the same investment in the peer-group composite.

Uncertainty buttresses the case for balanced investors

The past year has presented investors with multiple quandaries. The flattening of the yield curve as short-term rates rose and long-term rates barely moved is one. Rising energy prices and their impact on global economies is a second, larger concern. The economic vulnerability exposed by the forces of nature is yet another.

As an investor in a highly diversified fund, you are better positioned than most to withstand any market-moving events. Your fund is diversified among asset types and within each asset class. It includes no fewer than five growth and three value funds for the stock portion of the portfolio, as well as three fixed income funds.

This structure allows you to enjoy the potential rewards of each asset class, while mitigating the impact of inevitable downturns. It is also a very low-cost way to gain access to both the domestic and international stock markets. In a single fund, you follow two cardinal rules of successful investing: Stay diversified and don’t pay too much.

We appreciate the trust you place in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 10, 2005

7

Fund Profile
 As of October 31, 2005

Financial Attributes

Yield	2.5%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.36%

Allocation to Underlying Vanguard Funds

Stock Funds
Windsor II
16.2%

Windsor	8.8

U.S. Growth	7.1

PRIMECAP	7.0

Morgan Growth	7.0

International Growth	6.2

International Value	6.2

Explorer	4.3

Bond Funds

GNMA
12.4%

Long-Term Investment-Grade	12.4

Short-Term Reserves

Short-Term Investment-Grade
12.4%

Total
100.0%

Volatility Measures
	Fund	Broad Index[2]

R-Squared	0.91	1.00

Beta	0.62	1.00

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1 For underlying funds; annualized.
2 Dow Jones Wilshire 5000 Index.
  See page 22 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995-October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
STAR Fund	9.33%	5.35%	9.71%	$25,269

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

STAR Composite Index[1]	7.84	2.36	8.47	22,546

STAR Composite Average[2]	8.21	1.74	7.44	20,489

1	The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.

2	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

9

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

	STAR Fund
Fiscal Year	Capital Return	Income Return	Total Return	Composite[1] Total Return
1996	13.1%	4.3%	17.4%	14.3%

1997	17.9	4.1	22.0	19.5

1998	5.8	3.4	9.2	4.4

1999	7.3	3.4	10.7	15.7

2000	8.6	3.9	12.5	14.0

2001	-6.4	3.3	-3.1	-13.4

2002	-9.4	2.9	-6.5	-8.4

2003	15.7	3.3	19.0	18.1

2004	7.5	2.6	10.1	7.7

2005	6.8	2.5	9.3	8.2

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

STAR Fund	3/29/1985	12.91%	5.80%	6.46%	3.36%	9.82%

1	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

Note: See Financial Highlights table on page 15 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Stock Funds (50.2%)
Vanguard Windsor II Fund Investor Shares	59,233,320	1,872,364
Vanguard Windsor Fund Investor Shares	56,893,689	1,013,277
Vanguard U.S. Growth Fund Investor Shares	47,891,121	816,544
Vanguard PRIMECAP Fund Investor Shares	12,609,246	806,109
Vanguard Morgan Growth Fund Investor Shares	47,819,988	803,854
Vanguard Explorer Fund Investor Shares	6,421,124	492,308
		5,804,456
International Stock Funds (12.4%)
Vanguard International Value Fund	21,590,120	718,951
Vanguard International Growth Fund Investor Shares	35,805,036	718,249
		1,437,200
Bond Funds (24.8%)
Vanguard GNMA Fund Investor Shares	141,365,487	1,444,755
Vanguard Long-Term Investment-Grade Fund Investor Shares	152,775,363	1,425,394
		2,870,149
Short-Term Bond Fund (12.4%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	135,759,443	1,424,117
Money Market Fund (0.3%)
[1] Vanguard Market Liquidity Fund, 3.851%	26,789,285	26,789
Total Investments (Cost $8,909,384)		11,562,711

11

Market Value• ($000)
Other Assets and Liabilities (-0.1%)
Other Assets	26,267
Liabilities	(41,935)
(15,668)
Net Assets (100%)
Applicable to 603,341,554 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,547,043
Net Asset Value per Share	$19.14

At October 31, 2005, net assets consisted of:2

	Amount ($000)	Per Share
Paid-in Capital	8,894,491	$14.74
Undistributed Net Investment Income	73,287.12
Accumulated Net Realized Losses	(74,062)	(.12)
Unrealized Appreciation	2,653,327	4.40
Net Assets	11,547,043	$19.14

•  See Note A in Notes to Financial Statements.
1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
    Rate shown is the 7-day yield.
2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

12

Statements of Operations

Year Ended October 31, 2005
($000)
Investment Income

Income

Income Distributions Received	269,847

Net Investment Income-Note B	269,847

Realized Net Gain (Loss)

Capital Gain Distributions Received	5,070

Investment Securities Sold	(26,620)

Realized Net Gain (Loss)	(21,550)

Change In Unrealized Appreciation (Depreciation) of Investment Securities	706,472

Net Increase (Decrease) in Net Assets Resulting from Operations	954,769

13

Statement of Changes in Net Assets

Year Ended October 31,
	2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	269,847	227,233
Realized Net Gain (Loss)	(21,550)	3,834
Change in Unrealized Appreciation (Depreciation)	706,472	663,897
Net Increase (Decrease) in Net Assets Resulting from Operations	954,769	894,964
Distributions
Net Investment Income	(253,820)	(225,165)
Realized Capital Gain	—	—
Total Distributions	(253,820)	(225,165)
Capital Share Transactions-Note E
Issued	1,469,838	1,370,768
Issued in Lieu of Cash Distributions	245,455	218,263
Redeemed	(951,914)	(847,438)
Net Increase (Decrease) from Capital Share Transactions	763,379	741,593
Total Increase (Decrease)	1,464,328	1,411,392
Net Assets
Beginning of Period	10,082,715	8,671,323
End of Period[1]	11,547,043	10,082,715

1 Including undistributed net investment income of $73,287,000 and $57,260,000.

14

Financial Highlights

For a Share Outstanding	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$17.92	$16.67	$14.41	$15.92	$17.81	$18.21

Investment Operations

Net Investment Income	.46	.41	.40	.480	.41	.65

Capital Gain Distributions Received	.01	—	—	.181	—	1.07

Net Realized and Unrealized
Gain (Loss) on Investments	1.19	1.26	2.28	(1.656)	(1.19)	.17

Total from Investment Operations	1.66	1.67	2.68	(.995)	(.78)	1.89

Distributions

Dividends from Net Investment Income	(.44)	(.42)	(.42)	(.500)	(.26)	(.64)

Distributions from Realized Capital Gains	—	—	—	(.015)	(.85)	(1.65)

Total Distributions	(.44)	(.42)	(.42)	(.515)	(1.11)	(2.29)

Net Asset Value, End of Period	$19.14	$17.92	$16.67	$14.41	$15.92	$17.81

Total Return	9.33%	10.14%	18.96%	-6.53%	-4.47%	10.96%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$11,547	$10,083	$8,671	$7,225	$7,850	$8,119

Ratio of Total Expenses to
Average Net Assets-Note B	0%[2]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to
Average Net Assets	2.44%	2.39%	2.60%	3.07%	2.91%[3]	3.57%

Portfolio Turnover Rate	6%	6%	15%	12%	6%	17%

1  The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2  The average weighted annualized expense ratio of the underlying funds was 0.36%.
3  Annualized.
    See accompanying notes, which are an integral part of the financial statements.

15

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $74,862,000 of ordinary income available for distribution. The fund had available realized losses of $73,047,000 to offset future net capital gains of $5,692,000 through October 31, 2010, $48,395,000 through October 31, 2011, and $18,960,000 through October 31, 2013.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $2,650,737,000, consisting of unrealized gains of $2,679,358,000 on securities that had risen in value since their purchase and $28,621,000 in unrealized losses on securities that had fallen in value since their purchase.

16

D.  During the year ended October 31, 2005, the fund purchased $1,481,382,000 of investment securities and sold $687,536,000 of investment securities other than temporary cash investments.

E.  Capital shares issued and redeemed were:

	Year Ended October 31,
	2005	2004
	Shares (000)	Shares (000)

Issued	78,208	78,441

Issued in Lieu of Cash Distributions	13,096	12,680

Redeemed	(50,569)	(48,613)

Net Increase (Decrease) in Shares Outstanding	40,735	42,508

17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $73,158,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 21.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior- year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2005

	One Year	Five Years	Ten Years
Returns Before Taxes	9.33%	5.35%	9.71%
Returns After Taxes on Distributions	8.59	3.92	7.41
Returns After Taxes on Distributions and Sale of Fund Shares	6.19	3.78	7.13

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using the fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005

STAR Fund	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,051.30	$1.86

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. STAR Fund’s annualized average weighted expense ratio as of October 31, 2005, was 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

21

Glossary

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, STAR, Connect with Vanguard, Windsor, Explorer,
Morgan, and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their respective owners.

Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the offering	You can obtain a free copy of Vanguard's proxy voting
of shares of any Vanguard fund only if preceded	guidelines by visiting our website, www.vanguard.com,
or accompanied by the fund's current prospectus.	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122005

Vanguard® Lifestrategy® Funds

› Annual Report

October 31, 2005

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

>	During the fiscal year ended October 31, 2005, returns for the Vanguard LifeStrategy Funds ranged from 3.4% for the most conservative fund to 10.3% for the fund with the most aggressive asset allocation.

>	The stock market navigated the past 12 months with strong gains, while a “flattened” yield curve led to generally modest returns for bond portfolios.

>	All of the LifeStrategy funds bested their benchmark indexes, with returns bolstered by heavier-than-target allocations to equities.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

LifeStrategy Income Fund	7

LifeStrategy Conservative Growth Fund	17

LifeStrategy Moderate Growth Fund	27

LifeStrategy Growth Fund	37

Your Fund's After-Tax Returns	49

About Your Fund's Expenses	50

Glossary	52

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard LifeStrategy Income Fund	3.4%

Income Composite Index[1]	3.0

Vanguard LifeStrategy Conservative Growth Fund	5.8%

Conservative Growth Composite Index[1]	5.2

Vanguard LifeStrategy Moderate Growth Fund	8.0%

Moderate Growth Composite Index[1]	7.5

Vanguard LifeStrategy Growth Fund	10.3%

Growth Composite Index[1]	9.8

Your Fund's Performance at a Glance October 31, 2004-October 31, 2005
			Distributions Per Share
	Starting	Ending	Income	Capital	SEC
	Share Price	Share Price	Dividends	Gains	Yield[2]

LifeStrategy Income Fund	$13.39	$13.38	$0.46	$0.00	3.54%

LifeStrategy Conservative Growth Fund	14.83	15.24	0.44	0.00	2.99

LifeStrategy Moderate Growth Fund	17.17	18.09	0.44	0.00	2.63

LifeStrategy Growth Fund	18.84	20.37	0.40	0.00	2.10

1	Total returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for International stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Lehman 1–3 Year U.S. Credit Index.
2	30-day advertised yield net of expenses at month-end.

1

Chairman’s Letter

Dear Shareholder,

Strong returns from equities produced solid results for all four of the Vanguard LifeStrategy Funds during fiscal 2005. The performance of the more conservative funds was restrained by modest returns in the bond market, a consequence of rising yields for shorter-term issues. As a result, the gap between the most conservative fund, LifeStrategy Income, and the most aggressive, LifeStrategy Growth, was substantial for the period.

All of the funds’ returns were aided by larger-than-usual allocations to stocks. This tilt—which gave each fund a stock weighting 10 percentage points above its “neutral” position—came by way of Vanguard Asset Allocation Fund, a holding in all four LifeStrategy portfolios. The Asset Allocation Fund shifted to a 100% allocation to stocks during the period.

The top table on page 1 presents the total returns (capital change plus reinvested dividends) for all four LifeStrategy Funds and their composite benchmark indexes. The second table shows the funds’ starting and ending net asset values, dividend distributions, and 30-day SEC yields as of October 31.

If you own a LifeStrategy Fund in a taxable account, you may wish to review the funds’ after-tax returns on page 49.

2

Investors translated mixed signals into solid stock market returns

During the year ended October 31, investors grappled with a variety of discordant signals: Robust economic expansion and strong corporate earnings were one theme, but high energy prices and rising interest rates sounded a dissonant counterpoint.

Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as the Fed pushed rates up

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. (Shortly after the end of the fiscal year, on November 1, the Fed boosted its target by an additional quarter point.)

While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of the yield curve, reflected strong demand for

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

3

long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

The funds benefited in proportion to their stock allocations

All of the LifeStrategy portfolios are “funds of funds” that invest in other Vanguard mutual funds, primarily index portfolios that track the broad U.S. stock or bond markets or international equity markets. The LifeStrategy Funds’ allocations to these underlying funds range along a spectrum from a heavy emphasis on bonds to a heavy concentration in stocks. (You can review the proportions of your fund’s underlying holdings on the Fund Profile page.)

Expense Ratios: Your fund compared with its peer group
	Fund Expense Ratio[1]	Average Weighted Expense Ratio[2]	Peer-Group Expense Ratio[3]

LifeStrategy Income Fund	0.00%	0.25%	1.05%

LifeStrategy Conservative Growth Fund	0.00	0.25	1.17

LifeStrategy Moderate Growth Fund	0.00	0.25	1.33

LifeStrategy Growth Fund	0.00	0.26	1.45

Total Returns

Total Returns	12 Months Ended October 31, 2005
	Vanguard Fund	Mutual Fund Average[4]	Difference

LifeStrategy Income Fund	3.4%	3.4%	0.0%

LifeStrategy Conservative Growth Fund	5.8	5.7	0.1

LifeStrategy Moderate Growth Fund	8.0	7.9	0.1

LifeStrategy Growth Fund	10.3	10.2	0.1

1	Fund expense ratios reflect the fiscal year ended October 31, 2005.
2	For underlying funds; annualized.
3	Peer groups are (from top to bottom) the Income Composite Average, the Conservative Growth Composite Average, the Moderate Growth Composite Average, and the Growth Composite Average. Each average is a blended composite that weights the expense of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.
4	Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc.

4

For the 12-month period, the more conservative LifeStrategy Funds trailed those with heavier allocations to stocks, as the performance of equities far outpaced that of bonds during the fiscal year.

The 12-month returns of the underlying funds ranged from 1.4% for Vanguard Short-Term Investment-Grade Fund, a holding of approximately 20% in the two more conservative LifeStrategy Funds, to 19.9% for Vanguard Total International Stock Index Fund, which has typical weightings of 15% in the LifeStrategy Growth Fund, 10% in the Moderate Growth Fund, and 5% in the Conservative Growth Fund.

Three underlying funds are common to all the LifeStrategy portfolios: Vanguard Total Bond Market Index Fund, which returned 1.0% for the 12 months ended October 31; Vanguard Total Stock Market Index Fund, up 10.4%; and Vanguard Asset Allocation Fund, up 8.1%. The Asset Allocation Fund, representing about 25% of each LifeStrategy portfolio, shifts its

Target and Actual Asset Allocations	Percentages as of October 31, 2005
	Stocks[1]		Bonds		Short-Term Reserves
	Target	Actual	Target	Actual	Target	Actual

LifeStrategy Income Fund	20%	30%	60%	50%	20%	20%

LifeStrategy Conservative Growth Fund	40	50	40	30	20	20

LifeStrategy Moderate Growth Fund	60	70	40	30	0	0

LifeStrategy Growth Fund	80	90	20	10	0	0

Total Returns

Total Returns
	Ten Years Ended October 31, 2005
	Average	Final Value of a
	Annual Return	$10,000 Investment

LifeStrategy Income Fund	7.1%	$19,835

Income Composite Index	6.7	19,038

Income Composite Average	5.6	17,269

LifeStrategy Conservative Growth Fund	7.7	$20,948

Conservative Growth Composite Index	7.2	20,017

Conservative Growth Composite Average	6.2	18,329

LifeStrategy Moderate Growth Fund	8.3	$22,149

Moderate Growth Composite Index	8.1	21,870

Moderate Growth Composite Average	7.2	19,950

LifeStrategy Growth Fund	8.6	$22,805

Growth Composite Index	8.5	22,544

Growth Composite Average	7.6	20,775

1	Actual international stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Funds equaled 0%, 5%, 10%, and 15% of assets respectively.

5

assets among stocks, bonds, or cash investments based upon the advisor’s assessment of the financial marketplace. That fund began the fiscal year with 90% of its assets in stocks and 10% in bonds, and ended the year with 100% in stocks.

The funds have outperformed over the long term

Over the past ten years, each of the LifeStrategy Funds has outdistanced the average return of a composite of appropriate Lipper fund groups. The advantage in returns has ranged from 1.0 to 1.5 percentage points annually, on average. As the table on page 5 shows, a hypothetical $10,000 investment in the LifeStrategy Growth Fund would have grown to $22,805 by October 31, an advantage of $2,030 over the growth composite fund average.

Vanguard’s indexing expertise and low costs are the source of this performance advantage. These Vanguard hallmarks result in well-diversified indexed portfolios that capture market performance at an exceptionally low cost. In addition, unlike many competing funds of funds, the LifeStrategy Funds do not charge any expenses beyond those associated with their underlying funds, resulting in some of the lowest costs in the industry. That means more of the funds’ returns are available to keep working for you.

Diversification is key to your investment success

Choosing a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk positions your portfolio to help you reach your financial goals. A diversified portfolio allows you to reap some of the potential rewards offered by each asset class—and also helps to mitigate the effects of the inevitable downturns.

The Vanguard LifeStrategy Funds were created for investors who are seeking a one-fund solution that provides an appropriate asset allocation for their circumstances. With these funds, investors can determine whether an aggressive asset allocation makes sense, or whether a more conservative investment plan is appropriate.

If your circumstances change, the LifeStrategy series makes it easy to select a different all-in-one portfolio that is consistent with your new objectives. In that way, by keeping your investment expenses low and holding fast to a long-term investment program, you’ll be well-positioned to advance toward your goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 15, 2005

6

LifeStrategy Income Fund

Fund Profile
As of October 31, 2005

Financial Attributes

Yield	3.5%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.25%

Volatility Measures
	Fund	Broad Index[2]

R-Squared	0.39	1.00

Beta	0.55	1.00

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	49.8%

Asset Allocation Fund	25.3

Short-Term Investment-Grade Fund	19.9

Total Stock Market Index Fund	5.0

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

30% Stocks
50% Bonds
20% Short-Term Reserves

1	For underlying funds; annualized.
2	Lehman Aggregate Bond Index. See page 52 for a glossary of investment terms.

7

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

LifeStrategy Income Fund	3.39%	4.65%	7.09%	$19,835

Lehman Aggregate Bond Index	1.13	6.31	6.32	18,463

Income Composite Index[1]	3.00	4.40	6.65	19,038

Income Composite Average[2]	3.45	3.51	5.62	17,269

1	60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through August 31, 2003; 60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year Credit Index through April 22, 2005; and 60% Lehman Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Lehman 1–3 Year Credit Index thereafter.
2	A composite fund average weighted 60% average fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc. Note: See Financial Highlights table on page 14 for dividend and capital gains information.

8

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

				Income
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]

1996	4.2%	5.5%	9.7%	8.9%

1997	7.6	5.9	13.5	12.5

1998	6.8	5.4	12.2	10.0

1999	0.1	5.2	5.3	6.1

2000	1.7	5.8	7.5	7.4

2001	-0.7	5.5	4.8	3.7

2002	-5.3	4.5	-0.8	1.3

2003	6.1	3.8	9.9	8.2

2004	2.8	3.4	6.2	5.9

2005	-0.1	3.5	3.4	3.0

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

LifeStrategy Income Fund	9/30/1994	5.34%	4.90%	2.44%	4.85%	7.29%

1	60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through August 31, 2003; 60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year Credit Index through April 22, 2005; and 60% Lehman Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Lehman 1–3 Year Credit Index thereafter.

9

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (100.0%)

U.S. Stock Fund (5.0%)

Vanguard Total Stock Market Index Fund Investor Shares	3,033,866	87,861

Balanced Fund (25.3%)

Vanguard Asset Allocation Fund Investor Shares	17,961,393	442,928

Bond Fund (49.7%)

Vanguard Total Bond Market Index Fund Investor Shares	87,144,696	870,575

Short-Term Bond Fund (19.9%)

Vanguard Short-Term Investment-Grade Fund Investor Shares	33,203,779	348,308

Money Market Fund (0.1%)

[1] Vanguard Market Liquidity Fund, 3.851%	2,118,390	2,118

Total Investment Companies (Cost $1,678,104)		1,751,790

Other Assets and Liabilities (0.0%)

Other Assets		8,187

Liabilities		(8,368)

Net Assets (100%)		(181)

Applicable to 130,911,198 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		1,751,609

Net asset value per share		$13.38

10

LifeStrategy Income Fund

At October 31, 2005, net assets consisted of:[2]
	Amount	Per
	($000)	Share

Paid-in Capital	1,672,144	$12.78

Undistributed Net Investment Income	6,698.05

Accumulated Net Realized Losses	(919)	(.01)

Unrealized Appreciation	73,686.56

Net Assets	1,751,609	$13.38

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

LifeStrategy Income Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Income Distributions Received	59,375

Net Investment Income—Note B	59,375

Realized Net Gain (Loss)

Capital Gain Distributions Received	649

Investment Securities Sold	370

Realized Net Gain (Loss)	1,019

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(4,535)

Net Increase (Decrease) in Net Assets Resulting from Operations	55,859

12

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	59,375	49,358

Realized Net Gain (Loss)	1,019	1,058

Change in Unrealized Appreciation (Depreciation)	(4,535)	35,657

Net Increase (Decrease) in Net Assets Resulting from Operations	55,859	86,073

Distributions

Net Investment Income	(58,036)	(48,114)

Realized Capital Gain	—	—

Total Distributions	(58,036)	(48,114)

Capital Share Transactions—Note E

Issued	456,934	558,995

Issued in Lieu of Cash Distributions	53,907	44,512

Redeemed	(368,124)	(335,861)

Net Increase (Decrease) from Capital Share Transactions	142,717	267,646

Total Increase (Decrease)	140,540	305,605

Net Assets

Beginning of Period	1,611,069	1,305,464

End of Period[1]	1,751,609	1,611,069

1 Including undistributed net investment income of $6,698,000 and $5,359,000.

13

LifeStrategy Income Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$13.39	$13.03	$12.28	$12.97	$13.01	$12.82

Investment Operations

Net Investment Income	.47	.43	.44	.57	.52	.74

Capital Gain Distributions Received	--	.01	--	--	--	.04

Net Realized and Unrealized Gain (Loss)
on Investments	(.02)	.35	.76	(.67)	(.09)	.23

Total from Investment Operations	.45	.79	1.20	(.10)	.43	1.01

Distributions

Dividends from Net Investment Income	(.46)	(.43)	(.45)	(.59)	(.45)	(.74)

Distributions from Realized Capital Gains	--	--	--	--	(.02)	(.08)

Total Distributions	(.46)	(.43)	(.45)	(.59)	(.47)	(.82)

Net Asset Value, End of Period	$13.38	$13.39	$13.03	$12.28	$12.97	$13.01

Total Return	3.39%	6.15%	9.95%	-0.79%	3.42%	8.06%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,752	$1,611	$1,305	$1,001	$790	$632

Ratio of Total Expenses to
Average Net Assets--Note B	0%[2]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to
Average Net Assets	3.47%	3.31%	3.53%	4.64%	4.87%[3]	5.84%

Portfolio Turnover Rate	6%	4%	4%	10%	4%	17%

1 The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2 The average weighted expense ratio of the underlying funds was 0.25%.
3 Annualized.

14

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For tax purposes, at October 31, 2005, the fund had $6,612,000 of ordinary income available for distribution. The fund had available realized losses of $260,000 to offset future net capital gains through October 31, 2011. At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $73,113,000, consisting of unrealized gains of $95,246,000 on securities that had risen in value since their purchase and $22,133,000 in unrealized losses on securities that had fallen in value since their purchase. D. During the year ended October 31, 2005, the fund purchased $251,222,000 of investment securities and sold $103,781,000 of investment securities other than temporary cash investments.

15

LifeStrategy Income Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	33,860	42,170

Issued in Lieu of Cash Distributions	4,009	3,371

Redeemed	(27,277)	(25,385)

Net Increase (Decrease) in Shares Outstanding	10,592	20,156

16

LifeStrategy Conservative Growth Fund

Fund Profile
 As of October 31, 2005

Financial Attributes

Yield	3.0%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.25%

Volatility Measures
	Fund	Broad Index[2]

R-Squared	0.85	1.00

Beta	0.44	1.00

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	30.0%

Asset Allocation Fund	25.2

Total Stock Market Index Fund	20.2

Short-Term Investment-Grade Fund	19.6

Total International Stock Index Fund	5.0

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

50% Stocks
30% Bonds
20% Short-Term Reserves

1 For underlying funds; annualized.
2 Dow Jones Wilshire 5000 Index.
See page 52 for a glossary of investment terms.

17

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

LifeStrategy Conservative Growth Fund	5.77%	3.76%	7.67%	$20,948

Lehman Aggregate Bond Index	1.13	6.31	6.32	18,463

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

Conservative Growth Composite Index[1]	5.25	3.32	7.19	20,017

Conservative Growth Composite Average[2]	5.74	2.56	6.25	18,329

1 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI EAFE Index through August 31, 2003; 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Lehman Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index thereafter.
2 A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 24 for dividend and capital gains information.

18

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 1995-October 31, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Conservative Growth Composite Index[1]

1996	7.2%	4.9%	12.1%	11.4%

1997	11.5	4.9	16.4	15.7

1998	8.5	4.5	13.0	11.0

1999	5.5	4.5	10.0	11.0

2000	2.5	4.8	7.3	7.0

2001	-7.6	4.3	-3.3	-4.6

2002	-7.7	3.6	-4.1	-2.5

2003	10.6	3.4	14.0	12.2

2004	4.7	2.8	7.5	7.2

2005	2.8	3.0	5.8	5.2

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

LifeStrategy Conservative Growth Fund	9/30/1994	8.26%	3.96%	3.77%	4.08%	7.85%

1 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI EAFE Index through August 31, 2003; 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Lehman Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index thereafter.

19

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (99.9%)

U.S. Stock Fund (20.1%)

Vanguard Total Stock Market Index Fund Investor Shares	28,355,995	821,190

International Stock Fund (5.0%)

Vanguard Total International Stock Index Fund	15,028,590	202,736

Balanced Fund (25.1%)

Vanguard Asset Allocation Fund Investor Shares	41,547,258	1,024,555

Bond Fund (29.8%)

Vanguard Total Bond Market Index Fund Investor Shares	121,669,385	1,215,477

Short-Term Bond Fund (19.5%)

Vanguard Short-Term Investment-Grade Fund Investor Shares	75,831,478	795,472

Money Market Fund (0.4%)

[1] Vanguard Market Liquidity Fund, 3.851%	18,093,670	18,094

Total Investment Companies
(Cost $3,702,592)		4,077,524

Other Assets and Liabilities (0.1%)

Other Assets		20,354

Liabilities		(18,604)

		1,750

Net Assets (100%)

Applicable to 267,696,433 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		4,079,274

Net asset value per share		$15.24

20

LifeStrategy Conservative Growth Fund

At October 31, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	3,704,613	$13.84

Undistributed Net Investment Income	11,592.04

Accumulated Net Realized Losses	(11,863)	(.04)

Unrealized Appreciation	374,932	1.40

Net Assets	4,079,274	$15.24

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

21

Lifestrategy Conservative Growth Fund

Statement of Operations

Year Ended October 31, 2005 ($000)

Investment Income

Income

Income Distributions Received	113,239

Net Investment Income--Note B	113,239

Realized Net Gain (Loss)

Capital Gain Distributions Received	869

Investment Securities Sold	976

Realized Net Gain (Loss)	1,845

Change in Unrealized Appreciation (Depreciation) of Investment Securities	90,441

Net Increase (Decrease) in Net Assets Resulting from Operations	205,525

22

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	113,239	86,665

Realized Net Gain (Loss)	1,845	(714)

Change in Unrealized Appreciation (Depreciation)	90,441	135,477

Net Increase (Decrease) in Net Assets Resulting from Operations	205,525	221,428

Distributions

Net Investment Income	(110,215)	(84,042)

Realized Capital Gain	--	--

Total Distributions	(110,215)	(84,042)

Capital Share Transactions--Note E

Issued	1,055,629	1,029,643

Issued in Lieu of Cash Distributions	106,775	81,149

Redeemed	(641,824)	(579,497)

Net Increase (Decrease) from Capital Share Transactions	520,580	531,295

Total Increase (Decrease)	615,890	668,681

Net Assets

Beginning of Period	3,463,384	2,794,703

End of Period[1]	4,079,274	3,463,384

1 Including undistributed net investment income of $11,592,000 and $8,568,000.

23

LifeStrategy Conservative Growth Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$14.83	$14.17	$12.81	$13.88	$14.71	$15.10

Investment Operations

Net Investment Income	.44	.40	.39	.51	.45	.70

Capital Gain Distributions Received	--	(.02)	--	--	--	.06

Net Realized and Unrealized Gain (Loss)
on Investments	.41	.67	1.37	(1.06)	(.84)	(.29)

Total from Investment Operations	.85	1.05	1.76	(.55)	(.39)	.47

Distributions

Dividends from Net Investment Income	(.44)	(.39)	(.40)	(.52)	(.40)	(.70)

Distributions from Realized Capital Gains	--	--	--	--	(.04)	(.16)

Total Distributions	(.44)	(.39)	(.40)	(.52)	(.44)	(.86)

Net Asset Value, End of Period	$15.24	$14.83	$14.17	$12.81	$13.88	$14.71

Total Return	5.77%	7.49%	13.99%	-4.11%	-2.61%	3.12%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,079	$3,463	$2,795	$2,133	$1,954	$1,897

Ratio of Total Expenses to Average Net Assets--Note B	0%[2]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to Average Net Assets	2.95%	2.74%	2.92%	3.79%	3.78%[3]	4.73%

Portfolio Turnover Rate	7%	5%	5%	12%	14%	9%

1 The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2 The average weighted expense ratio of the underlying funds was 0.25%.
3 Annualized.

24

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $12,031,000 of ordinary income available for distribution. The fund had available realized losses of $10,993,000 to offset future net capital gains of $4,499,000 through October 31, 2009; $1,074,000 through October 31, 2010; $4,848,000 through October 31, 2011; and $572,000 through October 31, 2012.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $373,624,000, consisting of unrealized gains of $406,390,000 on securities that had risen in value since their purchase and $32,766,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2005, the fund purchased $759,859,000 of investment securities and sold $250,866,000 of investment securities other than temporary cash investments.

25

LifeStrategy Conservative Growth Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	69,357	70,443

Issued in Lieu of Cash Distributions	7,025	5,579

Redeemed	(42,155)	(39,733)

Net Increase (Decrease) in Shares Outstanding	34,227	36,289

26

LifeStrategy Moderate Growth Fund

Fund Profile
 As of October 31, 2005

Financial Attributes

Yield	2.6%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.25%

Volatility Measures
	Fund	Broad Index[2]

R-Squared	0.94	1.00

Beta	0.65	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	35.1%

Total Bond Market Index Fund	29.8

Asset Allocation Fund	25.1

Total International Stock Index Fund	10.0

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

70% Stocks
30% Bonds

1 For underlying funds; annualized.
2 Dow Jones Wilshire 5000 Index.
See page 52 for a glossary of investment terms.

27

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

LifeStrategy Moderate Growth Fund	7.97%	2.91%	8.28%	$22,149

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

Lehman Aggregate Bond Index	1.13	6.31	6.32	18,463

Moderate Growth Composite Index[1]	7.53	2.92	8.14	21,870

Moderate Growth Composite Average[2]	7.89	2.21	7.15	19,950

1 50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.
2 A composite fund average weighted 50% average general equity fund, 40% average fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 34 for dividend and capital gains information.

28

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

Fiscal Year	Capital Return	Income Return	Total Return	Moderate Growth Composite Index[1]

1996	10.9%	3.7%	14.6%	14.2%

1997	15.7	3.9	19.6	19.6

1998	10.8	3.5	14.3	12.8

1999	10.7	3.6	14.3	15.0

2000	3.8	3.4	7.2	6.9

2001	-13.7	3.0	-10.7	-10.9

2002	-10.1	2.8	-7.3	-5.5

2003	15.0	3.1	18.1	16.9

2004	6.9	2.5	9.4	9.1

2005	5.4	2.6	8.0	7.5

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

LifeStrategy Moderate Growth Fund	9/30/1994	11.45%	3.11%	5.24%	3.20%	8.44%

1 50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.

29

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
 As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Investment Companies (99.9%)

U.S. Stock Fund (35.1%)

Vanguard Total Stock Market Index Fund Investor Shares	94,259,710	2,729,761

International Stock Fund (10.0%)

Vanguard Total International Stock Index Fund	57,803,312	779,767

Balanced Fund (25.0%)

Vanguard Asset Allocation Fund Investor Shares	78,908,618	1,945,886

Bond Fund (29.7%)

Vanguard Total Bond Market Index Fund Investor Shares	231,384,557	2,311,532

Money Market Fund (0.1%)

[1] Vanguard Market Liquidity Fund, 3.851%	5,011,113	5,011

Total Investment Companies (Cost $6,831,172)		7,771,957

Other Assets and Liabilities (0.1%)

Other Assets		26,440

Liabilities		(20,259)

	6,181
Net Assets (100%)

Applicable to 430,044,878 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		7,778,138

Net asset value per share		$18.09

30

LifeStrategy Moderate Growth Fund

At October 31, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	6,811,196	$15.84

Undistributed Net Investment Income	50,366.12

Accumulated Net Realized Losses	(24,209)	(.06)

Unrealized Appreciation	940,785	2.19

Net Assets	7,778,138	$18.09

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

31

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended October 31, 2005 ($000)

Investment Income

Income

Income Distributions Received	191,229

Net Investment Income--Note B	191,229

Realized Net Gain (Loss)

Capital Gain Distributions Received	1,654

Investment Securities Sold	320

Realized Net Gain (Loss)	1,974

Change in Unrealized Appreciation (Depreciation) of Investment Securities	348,929

Net Increase (Decrease) in Net Assets Resulting from Operations	542,132

32

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations
Net Investment Income	191,229	142,146

Realized Net Gain (Loss)	1,974	835

Change in Unrealized Appreciation (Depreciation)	348,929	376,971

Net Increase (Decrease) in Net Assets Resulting from Operations	542,132	519,952

Distributions

Net Investment Income	(176,538)	(134,029)

Realized Capital Gain	--	--

Total Distributions	(176,538)	(134,029)

Capital Share Transactions--Note E

Issued	1,811,826	1,886,331

Issued in Lieu of Cash Distributions	174,485	132,469

Redeemed	(1,169,645)	(1,054,426)

Net Increase (Decrease) from Capital Share Transactions	816,666	964,374

Total Increase (Decrease)	1,182,260	1,350,297

Net Assets
Beginning of Period	6,595,878	5,245,581

End of Period[1]	7,778,138	6,595,878

1 Including undistributed net investment income of $50,366,000 and $35,675,000.

33

LifeStrategy Moderate Growth Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$17.17	$16.06	$13.96	$15.52	$17.25	$18.18

Investment Operations

Net Investment Income	.47	.39	.345	.45	.35	.64

Capital Gain Distributions Received	--	.03	--	.01	--	.08

Net Realized and Unrealized Gain (Loss)on Investments	.89	1.07	2.130	(1.55)	(1.80)	(.87)

Total from Investment Operations	1.36	1.49	2.475	(1.09)	(1.45)	(.15)

Distributions

Dividends from Net Investment Income	(.44)	(.38)	(.375)	(.47)	(.22)	(.64)

Distributions from Realized Capital Gains	--	--	--	--	(.06)	(.14)

Total Distributions	(.44)	(.38)	(.375)	(.47)	(.28)	(.78)

Net Asset Value, End of Period	$18.09	$17.17	$16.06	$13.96	$15.52	$17.25

Total Return	7.97%	9.37%	18.06%	-7.30%	-8.48%	-0.88%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7,778	$6,596	$5,246	$3,897	$4,077	$3,911

Ratio of Total Expenses to Average Net Assets--Note B	0%[2]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to Average Net Assets	2.61%	2.36%	2.39%	2.98%	2.69%[3]	3.59%

Portfolio Turnover Rate	8%	6%	5%	15%	16%	12%

1 The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2 The average weighted expense ratio of the underlying funds was 0.25%.
3 Annualized.

34

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $48,960,000 of ordinary income available for distribution. The fund had available realized losses of $21,663,000 to offset future net capital gains of $8,488,000 through October 31, 2009; $8,038,000 through October 31, 2010; and $5,137,000 through October 31, 2011.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $939,645,000, consisting of unrealized gains of $959,461,000 on securities that had risen in value since their purchase and $19,816,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2005, the fund purchased $1,398,869,000 of investment securities and sold $566,430,000 of investment securities, other than U.S. government securities and temporary cash investments.

35

LifeStrategy Moderate Growth Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	101,565	112,645

Issued in Lieu of Cash Distributions	9,775	7,967

Redeemed	(65,526)	(63,056)

Net Increase (Decrease) in Shares Outstanding	45,814	57,556

36

LifeStrategy Growth Fund

Fund Profile
 As of October 31, 2005

Financial Attributes

Yield	2.1%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.26%

Volatility Measures
	Fund	Broad Index[2]

R-Squared	0.98	1.00

Beta	0.86	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	50.2%

Asset Allocation Fund	25.0

Total International Stock Index Fund	15.0

Total Bond Market Index Fund	9.8

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

90% Stocks
10% Bonds

1 For underlying funds; annualized.
2 Dow Jones Wilshire 5000 Index.
See page 52 for a glossary of investment terms.

37

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

LifeStrategy Growth Fund	10.30%	1.67%	8.59%	$22,805

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

Growth Composite Index[1]	9.78	1.64	8.47	22,544

Growth Composite Average[2]	10.19	1.07	7.59	20,775

1 65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005; 65% MSCI US Broad Market Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.
2 A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 44 for dividend and capital gains information.

38

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 1995-October 31, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Growth Composite Index[1]

1996	14.2%	2.9%	17.1%	16.8%

1997	19.5	3.0	22.5	22.7

1998	12.2	2.6	14.8	13.5

1999	16.6	2.8	19.4	20.0

2000	4.3	2.5	6.8	6.4

2001	-20.1	1.9	-18.2	-18.4

2002	-12.7	1.8	-10.9	-9.4

2003	19.9	2.2	22.1	20.9

2004	8.8	1.9	10.7	10.4

2005	8.1	2.2	10.3	9.8

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

LifeStrategy Growth Fund	9/30/1994	14.52%	1.82%	6.38%	2.36%	8.74%

1 65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005; 65% MSCI US Broad Market Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.

39

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (99.9%)

U.S. Stock Fund (50.0%)

Vanguard Total Stock Market Index Fund Investor Shares	114,157,957	3,306,014

International Stock Fund (15.0%)

Vanguard Total International Stock Index Fund	73,382,417	989,929

Balanced Fund (25.0%)

Vanguard Asset Allocation Fund Investor Shares	66,865,026	1,648,892

Bond Fund (9.8%)

Vanguard Total Bond Market Index Fund Investor Shares	64,750,683	646,859

Money Market Fund (0.1%)

[1] Vanguard Market Liquidity Fund, 3.851%	9,451,581	9,452

Total Investment Companies
(Cost $5,643,449)		6,601,146

Other Assets and Liabilities (0.1%)

Other Assets		19,855

Liabilities		(16,310

		3,545
Net Assets (100%)

Applicable to 324,177,028 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		6,604,691

Net asset value per share		$20.37

40

LifeStrategy Growth Fund

At October 31, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	5,651,412	$17.43

Undistributed Net Investment Income	25,942.08

Accumulated Net Realized Losses	(30,360)	(.09)

Unrealized Appreciation	957,697	2.95

Net Assets	6,604,691	$20.37

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

41

LifeStrategy Growth Fund

Statement of Operations

Year Ended October 31, 2005 ($000)

Investment Income

Income

Income Distributions Received	130,547

Net Investment Income--Note B	130,547

Realized Net Gain (Loss)

Capital Gain Distributions Received	469

Investment Securities Sold	(271)

Realized Net Gain (Loss)	198

Change in Unrealized Appreciation (Depreciation) of Investment Securities	456,988

Net Increase (Decrease) in Net Assets Resulting from Operations	587,733

42

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	130,547	90,745

Realized Net Gain (Loss)	198	90

Change in Unrealized Appreciation (Depreciation)	456,988	401,499

Net Increase (Decrease) in Net Assets Resulting from Operations	587,733	492,334

Distributions

Net Investment Income	(122,372)	(87,088)

Realized Capital Gain	--	--

Total Distributions	(122,372)	(87,088)

Capital Share Transactions--Note E

Issued	1,347,140	1,421,991

Issued in Lieu of Cash Distributions	120,945	86,109

Redeemed	(863,880)	(800,576)

Net Increase (Decrease) from Capital Share Transactions	604,205	707,524

Total Increase (Decrease)	1,069,566	1,112,770

Net Assets

Beginning of Period	5,535,125	4,422,355

End of Period[1]	6,604,691	5,535,125

1 Including undistributed net investment income of $25,942,000 and $17,767,000.

43

LifeStrategy Growth Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$18.84	$17.32	$14.45	$16.56	$19.59	$21.41

Investment Operations

Net Investment Income	.42	.32	.28	.34	.23	.51

Capital Gain Distributions Received	--	.16	--	--	--	.10

Net Realized and Unrealized Gain (Loss)
on Investments	1.51	1.36	2.87	(2.10)	(3.04)	(1.75)

Total from Investment Operations	1.93	1.84	3.15	(1.76)	(2.81)	(1.14)

Distributions

Dividends from Net Investment Income	(.40)	(.32)	(.28)	(.35)	(.16)	(.51)

Distributions from Realized Capital Gains	--	--	--	--	(.06)	(.17)

Total Distributions	(.40)	(.32)	(.28)	(.35)	(.22)	(.68)

Net Asset Value, End of Period	$20.37	$18.84	$17.32	$14.45	$16.56	$19.59

Total Return	10.30%	10.70%	22.12%	-10.91%	-14.43%	-5.44%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$6,605	$5,535	$4,422	$3,209	$3,512	$3,738

Ratio of Total Expenses to
Average Net Assets--Note B	0%[2]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to
Average Net Assets	2.09%	1.79%	1.79%	2.12%	1.53%[3]	2.49%

Portfolio Turnover Rate	4%	5%	2%	7%	7%	6%

1 The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2 The average weighted expense ratio of the underlying funds was 0.26%.
3 Annualized.

44

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $24,732,000 of ordinary income available for distribution. The fund had available realized losses of $28,125,000 to offset future net capital gains of $975,000 through October 31, 2009, $24,197,000 through October 31, 2010, and $2,953,000 through October 31, 2011.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $956,672,000, consisting of unrealized gains of $961,266,000 on securities that had risen in value since their purchase and $4,594,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2005, the fund purchased $871,337,000 of investment securities and sold $259,781,000 of investment securities, other than U.S. government securities and temporary cash investments.

45

LifeStrategy Growth Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	67,504	77,593

Issued in Lieu of Cash Distributions	6,061	4,731

Redeemed	(43,217)	(43,772)

Net Increase (Decrease) in Shares Outstanding	30,348	38,552

46

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard LifeStrategy Funds:
In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (four portfolios of Vanguard LifeStrategy Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania

December 9, 2005

47

Special 2005 tax information (unaudited) for Vanguard LifeStrategy Funds
This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code. The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
LifeStrategy Fund	($000)

Income Fund	8,170

Conservative Growth Fund	30,614

Moderate Growth Fund	76,266

Growth Fund	84,417

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

LifeStrategy Fund	Percentage

Income Fund	12.9%

Conservative Growth Fund	23.9

Moderate Growth Fund	37.2

Growth Fund	59.0

48

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard LifeStrategy Funds Periods Ended October 31, 2005
	One Year	Five Years	Ten Years

Vanguard LifeStrategy Income Fund

Returns Before Taxes	3.39%	4.65%	7.09%

Returns After Taxes on Distributions	2.26	3.12	5.03

Returns After Taxes on Distributions and Sale of Fund Shares	2.29	3.05	4.83

Vanguard LifeStrategy Conservative Growth Fund

Returns Before Taxes	5.77%	3.76%	7.67%

Returns After Taxes on Distributions	4.88	2.50	5.89

Returns After Taxes on Distributions and Sale of Fund Shares	3.91	2.46	5.57

Vanguard LifeStrategy Moderate Growth Fund

Returns Before Taxes	7.97%	2.91%	8.28%

Returns After Taxes on Distributions	7.28	1.93	6.85

Returns After Taxes on Distributions and Sale of Fund Shares	5.40	1.90	6.36

Vanguard LifeStrategy Growth Fund

Returns Before Taxes	10.30%	1.67%	8.59%

Returns After Taxes on Distributions	9.84	1.01	7.49

Returns After Taxes on Distributions and Sale of Fund Shares	6.98	1.05	6.89

49

AboutYour Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using each fund’s average weighted expense ratio.

The table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

50

Six Months Ended October 31, 2005
	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

LifeStrategy Income Fund	$1,000.00	$1,018.65	$1.27

LifeStrategy Conservative Growth Fund	1,000.00	1,033.49	1.28

LifeStrategy Moderate Growth Fund	1,000.00	1,045.95	1.29

LifeStrategy Growth Fund	1,000.00	1,060.67	1.35

Based on Hypothetical 5% Yearly Return

LifeStrategy Income Fund	$1,000.00	$1,023.95	$1.28

LifeStrategy Conservative Growth Fund	1,000.00	1,023.95	1.28

LifeStrategy Moderate Growth Fund	1,000.00	1,023.95	1.28

LifeStrategy Growth Fund	1,000.00	1,023.89	1.33

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

1 The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The LifeStrategy Funds’ annualized average weighted expense ratios as of October 31, 2005, are (in order as listed from top to bottom in the chart above) 0.25%, 0.25%, 0.25%, and 0.26%.The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

52

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, LifeStrategy, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122005

Vanguard® International
Stock Index Funds

› Annual Report

October 31, 2005

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund

Vanguard Total International Stock Index Fund

Vanguard Developed Markets Index Fund

Vanguard Institutional Developed Markets Index Fund

>	For the fiscal year ended October 31, 2005, returns for the Vanguard International Stock Index Funds were robust, despite a strengthening U.S. dollar that reduced gains for U.S.-based investors.

>	All six of the funds closely tracked their benchmark indexes, and all but two outperformed their average mutual fund peers.

>	International stocks turned in excellent gains compared with their U.S. counterparts, a pattern that has been in place for several years.

Contents
Your Fund's Total Returns	1
Chairman's Letter	4
European Stock Index Fund
Fund Profile	11
Performance Summary	12
Financial Statements	14
Pacific Stock Index Fund
Fund Profile	34
Performance Summary	35
Financial Statements	37
Emerging Markets Stock Index Fund
Fund Profile	56
Performance Summary	57
Financial Statements	59
Total International Stock Index Fund
Fund Profile	83
Performance Summary	84
Financial Statements	86
Developed Markets Index Fund
Fund Profile	92
Performance Summary	93
Financial Statements	95
Institutional Developed Markets Index Fund
Fund Profile	101
Performance Summary	102
Financial Statements	104
Your Fund's After-Tax Returns	112
About Your Fund's Expenses	114
Glossary	116

European Stock Index Fund
Pacific Stock Index Fund
Developed Markets Index Fund
Institutional Developed Markets Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard European Stock Index Fund

Investor Shares	16.2%

Admiral™ Shares[1]	16.3

Institutional Shares[2]	16.4

VIPER® Shares[3]

Market Price	0.9[4]

Net Asset Value	-0.3[4]

MSCI Europe Index	16.3

Average European Region Fund[5]	18.3

Vanguard Pacific Stock Index Fund

Investor Shares	22.5%

Admiral Shares	22.7

Institutional Shares	22.7

VIPER Shares[3]

Market Price	9.9[4]

Net Asset Value	8.6[4]

MSCI Pacific Index	22.0

Average Japan/Pacific Region Fund[5]	25.0

1	Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Institutional Shares also carry very low expenses and are available for a minimum investment of $5 million.
3	VIPER Shares are traded on the American Stock Exchange and are available only through brokers. The table shows VIPER returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.
4	Return since inception on March 4, 2005.
5	Derived from data provided by Lipper Inc.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard Emerging Markets Stock Index Fund

Investor Shares	33.7%

Institutional Shares	33.9

VIPER Shares[1]

Market Price	7.5[2]

Net Asset Value	6.1[2]

Select Emerging Markets Index[3]	33.7

Average Emerging Markets Fund[4]	32.1

Vanguard Total International Stock Index Fund	19.9%

Total International Composite Index[5]	19.8

Average International Fund[4]	17.8

Vanguard Developed Markets Index Fund	18.1%

MSCI EAFE Index	18.1

Average International Fund4	17.8

Vanguard Institutional Developed Markets Index Fund	18.4%

MSCI EAFE Index	18.1

Average International Fund[4]	17.8

1	VIPER Shares are traded on the American Stock Exchange and are available only through brokers. The table shows VIPER returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.
2	Return since inception on March 4, 2005.
3	Consists of stocks in 18 emerging markets of Europe, Asia, Africa, and Latin America. The index is administered exclusively for Vanguard by Morgan Stanley Capital International (MSCI).
4	Derived from data provided by Lipper Inc.
5	Consists of the MSCI Europe Index (59%), the MSCI Pacific Index (28%), and the Select Emerging Markets Index (13%) as of October 31, 2005.

Your Fund’s Performance at a Glance

October 31, 2004-October 31, 2005			Distributions Per Share
	Starting	Ending	Income	Capital
Index Fund	Share Price	Share Price	Dividends	Gains

European Stock

Investor Shares	$23.77	$27.00	$0.580	$0.000

Admiral Shares	55.84	63.44	1.407	0.000

Institutional Shares	23.80	27.05	0.611	0.000

VIPER Shares	50.96[1]	50.80	0.000	0.000

Pacific Stock

Investor Shares	$8.63	$10.39	$0.157	$0.000

Admiral Shares	56.47	68.05	1.072	0.000

Institutional Shares	8.64	10.41	0.170	0.000

VIPER Shares	50.71[1]	55.09	0.000	0.000

Emerging Markets Stock

Investor Shares	$12.88	$16.91	$0.259	$0.000

Institutional Shares	12.90	16.95	0.276	0.000

VIPER Shares	50.55[1]	53.61	0.000	0.000

Total International Stock	$11.48	$13.49	$0.255	$0.000

Developed Markets	$8.43	$9.75	$0.190	$0.000

Institutional Developed Markets	$8.35	$9.67	$0.200	$0.000

1 Share price at inception, March 4, 2005.

Chairman’s Letter

Dear Shareholder,

During the 12 months ended October 31, 2005, international stock markets turned in excellent returns. Despite worries about high energy prices and ongoing geopolitical strife, optimism led the way, with these market dynamics producing much better results abroad than in the United States.

The Emerging Markets Stock Index Fund delivered the highest returns for the period, with its Investor Shares gaining 33.7%. The European Stock Index Fund produced the lowest return—a very respectable 16.2% for the Investor Shares. The returns of all the funds closely tracked the returns of their benchmark indexes. In the emerging and broad international markets, the indexing strategy generated a higher return than the average active strategy, as measured by the performance of each fund’s peer group. In the narrower arenas of the European and Pacific markets, the peer-group averages exceeded the indexes’ returns, as the table on page 5 illustrates.

The total returns (capital change plus reinvested distributions) of the Vanguard International Stock Index Funds appear in the tables on pages 1 and 2. Information on the change in each fund’s net asset values and per-share distributions can be found on page 3. If you own one or more of the funds in a taxable account, you may wish to review our report on the funds’ after-tax returns on page 112.

International stocks gained despite a stronger U.S. dollar

During the 12 months, developed stock markets produced strong local-currency returns. As in the United States, optimism ruled at the start of the fiscal year and again toward the fiscal year-end, even as investors grappled with discordant data. On the one hand, economic expansion was robust and corporate earnings were strong, but high energy prices and continuing global strife sounded a dissonant counterpoint.

The net result was solid 12-month gains in Europe, the United States, and Japan. Emerging markets such as South Korea and Brazil were exceptional performers in both local currencies and dollars. For U.S.-based investors, good results were muted as the strengthening dollar dented the dollar-denominated returns of foreign assets.

The yield curve flattened as the Fed pushed rates up

With the exception of the United Kingdom, where the Bank of England made a modest cut in its target for short-term interest rates, monetary policy remained mostly unchanged in international markets. In the United States, the central bank was far more active. The Federal Reserve Board continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months.

For much of the fiscal year, however, fixed income investors and the Fed seemed to be working at cross-purposes. While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, resulting in a flattening of the yield curve,

Total Returns
	Twelve Months Ended October 31, 2005
	Vanguard	Mutual Fund
Index Fund	Fund	Average[1]	Difference

European Stock Investor Shares	16.2%	18.3%	-2.1%

Pacific Stock Investor Shares	22.5	25.0	-2.5

Emerging Markets Stock Investor Shares	33.7	32.1	+1.6

Total International Stock	19.9	17.8	+2.1

Developed Markets	18.1	17.8	+0.3

Institutional Developed Markets	18.4	17.8	+0.6

1 Derived from data provided by Lipper Inc.

reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control. As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities.

Excellent results came from markets around the globe

The 16.2% return of the European Stock Index Fund’s Investor Shares reflected strong returns from the fund’s largest country allocations. Stock markets in France, Switzerland, Germany, and the United Kingdom, which together accounted for 71% of fund assets at the end of the fiscal year, produced dollar-denominated returns ranging from 14% for the United Kingdom to 24% for Switzerland. Double-digit returns were common across the continent, with some of the smaller index constituents, such as Austria and Norway, producing remarkable gains. Key industry sectors in the region included financials, health care, and energy.

During the fiscal year, the Pacific Stock Index Fund’s largest country allocation, an average 73% weighting in Japan, was also the biggest contributor to the fund’s returns. Strong results in the region’s other stock markets, including Hong Kong, Singapore, and Australia, further boosted the overall returns. As in Europe, the financials sector was an excellent performer, though strong gains also came from the industrials and materials sectors.

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

MSCI All Country World Index ex USA (International)	20.6%	23.5%	4.7%

Russell 1000 Index (Large-caps)	10.5	13.9	-1.4

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

Most emerging markets enjoyed powerful rallies, boosting the return of the Emerging Markets Stock Index Fund’s Investor Shares to a remarkable 33.7%. Stocks in South Korea and Brazil were important engines of the fund’s returns, with these two countries representing 20% and 11%, respectively, of the fund’s overall holdings, on average. Brazilian stocks returned a stunning 75% in the 12 months. Though the weightings of such less-developed European markets as the Czech Republic, Hungary, and Poland were far smaller in the index, these markets produced robust returns. The financials, materials, and information technology sectors were all standouts.

Both the Total International Stock Index Fund and the Developed Markets Index Fund are “funds of funds” that hold other Vanguard mutual funds, and their returns represent the combined performances of different regions. The Total International Stock Index Fund, which holds market-proportional weightings in European, Pacific, and emerging-markets securities, returned 19.9% in the 12 months. The Developed Markets Index Fund, which

Expense Ratios:[1] Your fund compared with its peer group
		Average
	Fund	Weighted	Peer-Group
	Expense	Expense	Expense
Index Fund	Ratio	Ratio2	Ratio

European Stock			1.70%

Investor Shares	0.27%	—

Admiral Shares	0.18	—

Institutional Shares	0.12	—

VIPER Shares	0.18[3]	—

Pacific Stock			1.95%

Investor Shares	0.32%	—

dmiral Shares	0.20	—

Institutional Shares	0.14	—

VIPER Shares	0.18[3]	—

Emerging Markets Stock			2.09%

Investor Shares	0.45%	—

Institutional Shares	0.25	—

VIPER Shares	0.30[3]	—

Total International Stock	0.0%	0.31%	1.73%

Developed Markets	0.0%	0.29%	1.73%

Institutional Developed Markets	0.0%	0.13%	1.73%

1	Fund expense ratios reflect the fiscal year ended October 31, 2005. Peer groups are: for the European Stock Index Fund, the Average European Region Fund; for the Pacific Stock Index Fund, the Average Japan/Pacific Region Fund; for the Emerging Markets Stock Index Fund, the Average Emerging Markets Fund; for the other funds, the Average International Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.
2	For the underlying funds.
3	Annualized.

excludes emerging markets, returned 18.1%, and the Institutional Developed Markets Index Fund returned 18.4%.

Excellent index tracking produced strong gains

During the fiscal year, the funds’ manager, Vanguard Quantitative Equity Group (QEG), turned in another excellent performance. As an index manager, QEG can take neither credit nor blame for the performance of a target index. Instead, a fair standard of evaluation is the manager’s ability to track the return produced by the index, which incurs no operating or transaction costs.

As you can see in the tables on pages 1 and 2, the returns of the funds closely tracked those of their target indexes in the period. The exception was the Pacific Stock Index Fund, whose Investor Shares outperformed the benchmark by about 50 basis points. The gap was largely a function of fair-value pricing. International funds sometimes use fair-value pricing to determine net asset values based on real-time developments not reflected in closing market prices overseas. When fair-value pricing is used at the start or the end of a reporting period, as was the case for the Pacific Stock Index Fund, the practice can produce a seeming divergence between the return of the fund and that of the index. The discrepancy corrects itself when market prices reflect fair value, usually the next day.

The funds’ longer-term returns were modest

As the table below shows, in most cases the Vanguard International Stock Index Funds either matched or outperformed the

Total Returns Ten Years Ended October 31, 2005[1]
	Average Annual Return			Final Value of a $10,000 Initial Investment
			Average		Average
	Vanguard	Target	Competing	Vanguard	Competing
Index Fund	Fund	Index	Fund	Fund	Fund

European Stock Investor Shares	9.4%	9.2%	8.8%	$24,542	$23,170

Pacific Stock Investor Shares	0.9	0.9	1.6	10,961	11,748

Emerging Markets Stock Investor Shares	7.0	7.1	6.9	19,687	19,489

Total International Stock	4.8	4.6	4.9	15,567	15,759

Developed Markets	1.2	1.2	0.2	10,704	10,106

Institutional Developed Markets	1.2	1.3	0.0	5,347,244[2]	5,009,499[2]

1	Since inception for the Total International Stock Index Fund (April 29, 1996), the Developed Markets Index Fund (May 8, 2000), and the Institutional Developed Markets Index Fund (June 1, 2000).
2	Final value of a $5 million initial investment.

average annual returns of their respective competing funds since inception or for the ten years ended October 31, 2005. The exceptions were the Pacific and Total International Stock Index Funds, which trailed their average competing funds by small margins: 0.7 and 0.1 percentage point, respectively. Over time, we expect that our funds’ margins of advantage would increase and their shortfalls would narrow as the benefits of the funds’ low operating and transaction costs compound. (For more information about the funds’ costs, please see page 114.)

Generally speaking, international investing was a disappointment over the periods covered in the table. The best-performing fund—the European Stock Index Fund—returned an average of 9.4% annually for its Investor Shares. The other funds produced more modest returns. However, while these numbers tell us that international stock markets were not stellar performers over the past decade, they do not tell us what these markets’ prospects are for the future. In recent years, international stocks have produced returns far superior to this longer-term historical record.

Diversifying your portfolio is essential to success

Carefully choosing a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk positions your portfolio to help you reach your financial goals. Exposure to international stocks can provide long-term diversification benefits in a portfolio of U.S. investments, reducing the level of risk consistent with a given level of return.

By combining diversified U.S. stock funds with international stock funds and more conservative bond and money market funds, you can help position your portfolio to participate in the periods of strength in one asset class during periods of weakness in another. If you keep your investment expenses low and hold fast to a long-term investment program, your portfolio should be well positioned for steady growth.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 15, 2005

Vanguard European Stock Index VIPERs®
Premium/Discount: March 4, 20051-October 31, 2005

	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value

	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total	of Days	of Total

0-24.9	40	23.81%	5	2.98%

25-49.9	38	22.62	2	1.19

50-74.9	33	19.64	0	0.00

75-100.0	26	15.47	0	0.00

>100.0	24	14.29	0	0.00

Total	161	95.83	7	4.17

Vanguard Pacific Stock Index VIPERs
Premium/Discount: March 4, 20051-October 31, 2005

	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value

	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total	of Days	of Total

0-24.9	15	18.93%	3	2.98%

25-49.9	33	19.64	1	0.60

50-74.9	40	23.81	0	0.00

75-100.0	32	19.05	0	0.00

>100.0	44	26.19	0	0.00

Total	164	97.62	4	2.38

Vanguard Emerging Markets Stock Index VIPERs®
Premium/Discount: March 4, 20051-October 31, 2005

	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value

	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total	of Days	of Total

0-24.9	45	26.79%	23	13.69%

25-49.9	41	24.40	8	4.76

50-74.9	17	10.12	6	3.57

75-100.0	12	7.14	4	2.38

>100.0	11	6.55	1	0.60

Total	126	75.00	42	25.00

1	Inception.
2	One basis point equals 1/100th of 1%.

European Stock Index Fund

Fund Profile
As of October 31, 2005

Portfolio Characteristics	Fund	Target Index[1]	Broad Index[2]
Number of Stocks	611	594	2,058
Turnover Rate	5%	—	—
Expense Ratio		—	—
Investor Shares	0.27%
Admiral Shares	0.18%
Institutional Shares	0.12%
VIPER Shares	0.18%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)	Fund	Target Index[1]	Broad Index[2]
Consumer Discretionary	10%	10%	11%
Consumer Staples	9	9	7
Energy	12	12	10
Financials	27	28	27
Health Care	10	10	7
Industrials	8	8	10
Information Technology	4	4	7
Materials	6	6	9
Telecommunication Services	8	8	7
Utilities	6	5	5

Volatility Measures	Fund	Target Index[1]	Fund	Broad Index[2]
R-Squared	1.00	1.00	0.87	1.00
Beta	1.00	1.00	1.05	1.00

Ten Largest Holdings[4] (% of total net assets)
BP PLC	oil	3.6%
Royal Dutch Shell PLC	oil	3.3
HSBC Holdings PLC	banking	2.7
Vodafone Group PLC	telecommunications	2.6
GlaxoSmithKline PLC	pharmaceuticals	2.3
Total SA	oil	2.2
Novartis AG (Registered)	pharmaceuticals	1.9
Nestle SA (Registered)	food, beverage, and tobacco	1.8
Roche Holdings AG	pharmaceuticals	1.6
UBS AG (Registered)	banking	1.4
Top Ten		23.4%

Country Diversification (% of portfolio)	Fund	Target Index[1]
United Kingdom	37%	37%
France	14	14
Switzerland	10	10
Germany	10	10
Spain	6	6
Italy	5	5
Netherlands	5	5
Sweden	4	4
Finland	2	2
Belgium	2	2
Denmark	1	1
Ireland	1	1
Norway	1	1
Greece	1	1
Austria	1	1

1	MSCI Europe Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 116 for a glossary of investment terms.

European Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

European Stock Index Fund Investor Shares[1]	16.21%	3.17%	9.39%	$24,542

MSCI All Country World Index ex USA	20.57	4.71	6.50	18,779

MSCI Europe Index	16.30	3.18	9.24	24,191

Average European Region Fund[2]	18.34	2.72	8.77	23,170

			Final Value
		Since	of a $100,000
	One Year	Inception[3]	Investment

European Stock Index Fund Admiral Shares[1]	16.32%	8.19%	$139,386

MSCI All Country World Index ex USA	20.57	10.37	151,614

MSCI Europe Index	16.30	8.10	138,859

				Final Value
			Since	of a $5,000,000
	One Year	Five Years	Inception[3]	Investment

European Stock Index Fund Institutional Shares[1]	16.42%	3.32%	1.99%	$5,568,469

MSCI All Country World Index ex USA	20.57	4.71	2.71	5,786,903

MSCI Europe Index	16.30	3.18	1.88	5,534,107

1	Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.
2	Derived from data provided by Lipper Inc.
3	Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.

European Stock Index Fund

		Final Value
	Since	of a $10,000
	Inception[1]	Investment

European Stock Index Fund VIPER Shares	-0.31%	$9,969

MSCI All Country World Index ex USA	3.78	10,378

MSCI Europe Index	-0.36	9,964

Cumulative Returns--VIPER Shares: March 4, 2005-October 31, 2005
Cumulative
Since Inception

European Stock Index Fund VIPER Shares Market Price	0.87%

European Stock Index Fund VIPER Shares Net Asset Value	-0.31

MSCI Europe Index	-0.36

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

[Dark Gray] European Stock Index Fund Investor Shares
[Light Gray] MSCI Europe Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

European Stock Index Fund

Investor Shares[2]	6/18/1990	24.37%	3.69%	7.43%	2.26%	9.69%

Admiral Shares[2]	8/13/2001	24.51	9.231	—	—	—

Institutional Shares[2]	5/15/2000	24.58	3.84	0.491	2.161	2.651

VIPER Shares	3/4/2005

Market Price		3.03[1]	—	—	—	—

Net Asset Value		3.00[1]	—	—	—	—

1	Returns since inception. Inception dates are: August 13, 2001, for the Admiral Shares; May 15, 2000, for the Institutional Shares; and March 4, 2005, for the VIPER Shares.
2	Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.
Note: See Financial Highlights tables on pages 26–29 for dividend and capital gains information.

European Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.6%)[1]
Austria (0.7%)
OMV AG	356,952	19,248
Telekom Austria AG	757,432	15,668
Erste Bank der Oesterreichischen Sparkassen AG	287,660	14,958
* Bank Austria Creditanstalt	79,115	8,686
* Immofinanz Immobilien Anlagen AG	728,653	7,044
Oesterreichische Elektrizitaetswirtschafts AG Class A	16,592	5,289
Wienerberger AG	136,546	5,276
* Meinl European Land Ltd.	207,872	3,683
Voestalpine AG	43,064	3,587
Boehler-Uddeholm AG	21,865	3,314
Andritz AG	19,906	1,807
Flughafen Wien AG	23,039	1,490
* RHI AG	45,424	1,260
Mayr-Melnhof Karton AG	9,039	1,239
Belgium (1.9%)		92,549
Fortis Group	2,536,365	72,154
KBC Bankverzekeringsholding	396,904	32,330
Electrabel SA	59,450	29,402
Dexia	1,184,846	25,576
Solvay SA	137,342	15,979
InBev	393,641	15,716
Groupe Bruxelles Lambert SA	149,762	13,652
Belgacom SA	352,881	11,820
UCB SA	189,774	9,378
Delhaize Group	152,866	8,858
Umicore	52,472	5,248
Mobistar SA	61,065	4,941
^ Agfa Gevaert NV	209,519	4,510
Colruyt NV	34,170	4,424
Bekaert NV	31,031	2,582
Omega Pharma SA	42,575	2,199
Cofinimmo	12,752	1,999
Barco NV	23,953	1,717
D'Ieteren SA	6,052	1,539
Compagnie Maritime Belge SA	38,460	1,280
Euronav SA	40,368	1,243
Denmark (1.2%)		266,547
Danske Bank A/S	946,797	29,679
Novo Nordisk A/S B Shares	521,819	26,770
TDC A/S	430,076	24,088
AP Moller-Maersk A/S	2,621	23,695
*^ Vestas Wind Systems A/S	360,146	7,791
^ Danisco A/S	107,787	6,884
Novozymes A/S	113,569	5,935
^ GN Store Nord A/S	476,430	5,740
DSV, De Sammensluttede Vognmaend A/S	46,533	4,534
Carlsberg A/S B Shares	69,438	3,795
Coloplast A/S B Shares	57,314	3,285
* Topdanmark A/S	41,575	3,170
East Asiatic Co. A/S	41,394	3,132
H. Lundbeck A/S	127,627	2,982
Kobenhavns Lufthavne A/S	9,010	2,853

European Stock Index Fund

	Shares	Market Value• ($000)
* William Demant A/S	58,327	2,641
^ Bang & Olufsen A/S B Shares	24,291	2,322
^ D/S Torm A/S	31,152	1,660
NKT Holding A/S	41,882	1,641
FLS Industries A/S B Shares	58,935	1,544
Finland (2.1%)		164,141
Nokia Oyj	9,603,500	160,828
UPM-Kymmene Oyj	1,134,387	21,916
Fortum Oyj	943,917	16,697
Stora Enso Oyj R Shares	1,303,929	16,672
Sampo Oyj A Shares	858,569	13,164
* Neste Oil Oyj	278,131	8,604
Metso Oyj	229,684	5,972
* Kone Oyj	82,335	5,545
TietoEnator Oyj B Shares	170,376	5,411
Elisa Oyj Class A	308,223	5,394
YIT-Yhtyma Oyj	134,129	5,161
Kesko Oyj	138,839	3,814
Rautaruuki Oyj	180,110	3,674
Wartsila Oyj B Shares	128,343	3,559
Orion-Yhtyma Oyj B Shares	159,301	3,461
Nokian Renkaat Oyj	220,034	3,427
Amer Group Ltd.	155,097	2,823
Uponor Oyj	129,387	2,789
Outokumpu Oyj A Shares	215,286	2,762
* Cargotec Corp.	81,800	2,420
^ Pohjola Group PLC D Shares	131,633	2,110
KCI Konecranes Oyj	29,539	1,283
France (13.8%)		297,486
Total SA	1,237,895	311,348
Sanofi-Aventis	2,292,820	183,587
BNP Paribas SA	1,725,641	130,808
France Telecom SA	3,661,194	95,129
AXA	3,102,584	89,817
Societe Generale Class A	752,299	85,877
Vivendi Universal SA	2,051,343	64,531
Carrefour SA	1,221,826	54,309
Suez SA	1,965,461	53,223
Groupe Danone	515,099	52,328
L'Oreal SA	642,094	47,191
LVMH Louis Vuitton Moet Hennessy	530,601	42,951
^ L'Air Liquide SA (Registered)	235,892	42,879
Schneider Electric SA	489,935	40,240
Credit Agricole SA	1,276,676	37,414
Cie. de St. Gobain SA	664,720	36,396
Renault SA	401,194	34,726
* Alcatel SA	2,687,457	31,564
Lafarge SA	370,322	30,389
Veolia Environnement	660,527	27,472
Pernod Ricard SA	152,518	26,667
Arcelor	1,109,267	26,326
Vinci SA	334,244	26,120
STMicroelectronics NV	1,370,418	22,557
Bouygues SA	432,573	21,338
Accor SA	425,809	21,257
PSA Peugeot Citroen	342,669	20,812
European Aeronautic Defence and Space Co.	525,459	18,196
Lagardere S.C.A	260,036	17,865
Essilor International SA	212,336	17,474
Compagnie Generale des Etablissements Michelin SA B Shares	310,158	16,728
Pinault-Printemps-Redoute SA	143,417	15,065
Unibail Co.	98,541	13,009
*^ Alstom	238,141	11,406
Thomson SA	561,225	10,575
Technip SA	187,788	10,155
* Atos Origin SA	145,568	9,997
* Cap Gemini SA	269,979	9,924
Publicis Groupe SA	296,000	9,784
Vivendi Universal SA ADR	272,160	8,551
Sodexho Alliance SA	206,324	8,024
Euronext NV	183,110	7,777
Safran SA	362,091	7,200
Thales SA	167,069	7,193
PagesJaunes SA	271,993	7,006
Autoroutes du Sud de la France	124,991	6,976
Neopost SA	68,870	6,641
Societe Television Francaise 1	255,962	6,563
Dassault Systemes SA	122,835	6,342

European Stock Index Fund

	Shares	Market Value• ($000)
Valeo SA	150,487	5,632
Etablissements Economiques du Casino Guichard-Perrachon SA	81,136	5,540
CNP Assurances	74,760	5,198
* Business Objects SA	145,766	4,992
Societe des Autoroutes Paris-Rhin-Rhone	73,084	4,776
Imerys SA	68,676	4,748
Klepierre	50,089	4,692
Hermes International	20,082	4,503
Zodiac SA	82,538	4,498
Air France	261,843	4,401
Societe BIC SA	67,705	3,844
SCOR SA	1,793,412	3,560
Societe des Autoroutes du Nord et de l'Est de la France	50,076	2,982
^ Gecina SA	20,065	2,218
Germany (10.1%)		1,951,291
Siemens AG	1,737,067	129,315
E.On AG	1,348,981	122,181
Allianz AG	814,590	115,181
Deutsche Telekom AG	5,909,998	104,459
Deutsche Bank AG	1,068,785	100,147
BASF AG	1,163,139	83,834
DaimlerChrysler AG (Registered)	1,647,057	82,492
SAP AG	478,229	81,886
RWE AG	906,954	57,923
Bayer AG	1,423,724	49,456
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	397,815	46,726
* Bayerische Hypo-und Vereinsbank AG (HVB Group)	1,209,278	33,676
Deutsche Post AG	1,326,051	29,558
Commerzbank AG	1,036,482	27,134
^ Volkswagen AG	485,921	26,469
Schering AG	357,867	22,118
Continental AG	283,327	21,659
Deutsche Boerse AG	217,665	20,476
^ DaimlerChrysler AG	327,337	16,383
Adidas-Salomon AG	94,458	15,845
ThyssenKrupp AG	779,338	15,824
Metro AG	315,670	14,350
Man AG	305,229	14,169
Hypo Real Estate Holding AG	282,143	13,641
Linde AG	181,216	12,910
* Infineon Technologies AG	1,378,446	12,871
Porsche AG	17,057	12,291
Depfa Bank PLC	764,726	11,912
Henkel KGaA	128,844	11,099
TUI AG	488,716	9,494
Volkswagen AG Pfd.	228,193	9,268
Puma AG	35,791	9,053
Merck KGaA	105,096	8,692
Altana AG	152,048	8,565
Celesio AG	83,001	7,168
^ Fresenius Medical Care AG	75,538	6,807
Deutsche Lufthansa AG	494,250	6,612
Hochtief AG	128,269	5,183
RWE AG Pfd.	84,622	4,716
Fresenius Medical Care AG	56,639	4,343
Beiersdorf AG	36,455	3,938
*^ Qiagen NV	303,086	3,589
Heidelberger Druckmaschinen AG	111,450	3,539
^ Suedzucker AG	144,535	3,041
ProSieben Sat.1 Media AG	176,388	3,037
Wincor Nixdorf AG	33,840	2,975
IVG Immobilien AG	150,079	2,893
* Premier AG	97,088	2,795
Douglas Holding AG	72,546	2,758
MLP AG	132,593	2,565
*^ Karstadt Quelle AG	136,718	1,614
* EPCOS AG	107,026	1,292
* Bayerische Hypo-und Vereinsbank AG	10,338	289
Greece (0.9%)		1,420,211
National Bank of Greece SA	557,598	21,745
Alpha Credit Bank SA	597,943	17,161
Greek Organization of Football Prognostics	482,648	13,963

European Stock Index Fund

	Shares	Market Value• ($000)
EFG Eurobank Ergasias	407,218	12,267
* Hellenic Telecommunication Organization SA	531,534	10,963
Bank of Piraeus	368,085	7,465
Coca-Cola Hellenic Bottling Co. SA	232,410	6,331
Cosmote Mobile Communications SA	287,446	5,919
Public Power Corp.	224,750	4,755
Titan Cement Co. SA	124,000	4,238
* Commercial Bank of Greece SA	137,496	3,836
Hellenic Petroleum SA	229,540	3,246
Germanos SA	123,374	1,836
Viohalco, Hellenic Copper & Aluminum Industry SA	233,998	1,515
Intracom SA	181,660	1,208
Hyatt Regency Hotels and Tourism SA	91,499	1,122
Technical Olympic SA	172,859	985
Folli-Follie SA	34,790	938
Hellenic Exchanges SA	98,950	893
Hellenic Technodomiki Tev SA	157,184	814
Hellenic Duty Free Shops SA	38,600	685
National Bank of Greece SA ADR	84,990	659
* Hellenic Telecommunications Organization SA ADR	29,462	301
Ireland (1.1%)		122,845
Allied Irish Banks PLC	1,886,743	39,763
Bank of Ireland	2,094,585	31,871
CRH PLC	1,157,184	28,910
Irish Life & Permanent PLC	583,484	10,276
* Elan Corp. PLC	814,530	6,678
Kerry Group PLC A Shares	282,908	5,912
* Grafton Group PLC	471,867	4,649
Eircom Group PLC	1,730,401	4,147
C&C Group PLC	595,389	3,674
Independent News & Media PLC	1,220,047	3,303
DCC PLC	175,476	3,257
IAWS Group PLC	228,389	3,147
* Ryanair Holdings PLC	360,697	3,044
Kingspan Group PLC	254,864	2,933
Fyffes PLC	675,543	1,958
Paddy Power PLC	99,059	1,674
Greencore Group PLC	333,296	1,258
* Ryanair Holdings PLC ADR	8,400	416
* Elan Corp. PLC ADR	45,229	373
Italy (5.4%)		157,243
^ Eni SpA	5,637,807	150,826
ENEL SpA	9,322,922	75,048
Telecom Italia SpA	23,165,807	67,007
Assicurazioni Generali SpA	2,072,855	61,609
Unicredito Italiano SpA	9,576,813	53,449
San Paolo-IMI SpA	2,396,585	34,585
Banca Intesa SpA	7,049,018	32,906
Telecom Italia SpA RNC	13,055,214	31,554
Mediaset SpA	1,793,193	19,686
Mediobanca Banca di Credito Finanziaria SpA	1,024,358	18,128
Capitalia SpA	3,117,562	16,260
Banche Popolari Unite Scarl SpA	743,890	15,735
Riunione Adriatica di Sicurta SpA	653,912	14,863
Banco Popolare di Verona e Novara Scarl SpA	802,503	14,804
Autostrade SpA	619,152	14,155
Finmeccanica SpA	640,369	11,640
Snam Rete Gas SpA	2,119,333	11,630
Banca Monte dei Paschi di Siena SpA	2,387,497	10,835
Alleanza Assicurazioni SpA	915,948	10,572
Banca Intesa SpA Non Convertible Risp	2,016,247	8,729
*^ Fiat SpA	1,040,065	8,471
Banca Popolare di Milano SpA	854,426	8,139
Banca Nazionale del Lavoro (BNL) SpA	2,284,483	7,363
Luxottica Group SpA	295,859	7,136
Terna SpA	2,598,148	6,257
Banca Antonveneta SpA	187,735	5,863
Pirelli & C. Accomandita per Azioni SpA	6,179,819	5,487

European Stock Index Fund

	Shares	Market Value• ($000)
* Seat Pagine Gialle SpA	8,805,254	4,089
^ Mediolanum SpA	548,655	3,472
^ Banca Fideuram SpA	639,630	3,453
Bulgari SpA	320,486	3,395
Autogrill SpA	246,730	3,367
FinecoGroup SpA	344,871	2,984
Italcementi SpA	155,116	2,543
Lottomatica SpA	66,960	2,431
Mondadori (Arnoldo)Editore SpA	251,630	2,341
Gruppo Editoriale L'Espresso SpA	375,482	1,998
*^ Tiscali SpA	507,124	1,761
Benetton Group SpA	137,613	1,453
*^ Telecom Italia Media SpA	2,501,659	1,414
Parmalat Finanziaria SpA	569,830	—
Netherlands (4.8%)		757,438
ING Groep NV	4,059,061	117,003
ABN-AMRO Holding NV	3,781,813	89,402
Unilever NV	1,238,030	87,064
Koninklijke (Royal) Philips Electronics NV	2,850,600	74,505
Koninklijke KPN NV	4,540,919	43,123
Aegon NV	2,854,008	43,016
Akzo Nobel NV	589,180	25,453
* Koninklijke Ahold NV	3,368,989	23,495
Reed Elsevier NV	1,525,863	20,539
TNT NV	831,110	19,588
* ASML Holding NV	1,008,634	17,070
Heineken NV	530,465	16,803
Verenigde Nederlandse Uitgeversbedrijven NV	521,630	16,590
* Koninklijke Numico NV	323,774	13,106
Koninklijke DSM NV	328,489	11,788
Wolters Kluwer NV	613,447	11,375
Rodamco Europe NV	96,886	7,710
SBM Offshore NV	72,812	5,628
Corio NV	87,391	4,960
Vedior NV	361,231	4,823
Wereldhave NV	45,224	4,372
^ Randstad Holding NV	99,836	3,822
^ Getronics NV	262,852	3,269
*^ Hagemeyer NV	1,115,335	3,022
Buhrmann NV	250,159	2,767
Aegon NV (New York) ARS	172,787	2,616
^ Oce NV	170,914	2,444
* ASML Holding (New York)	38,580	655
Norway (1.1%)		676,008
Statoil ASA	1,423,060	31,614
Norsk Hydro ASA	308,598	30,650
Telenor ASA	1,703,748	16,625
DnB NOR ASA	1,448,758	14,816
Orkla ASA	414,148	14,535
Yara International ASA	451,315	7,438
^ Norske Skogindustrier ASA	350,124	4,992
Storebrand ASA	511,273	4,701
^ Frontline Ltd.	113,233	4,505
* Stolt Offshore SA	412,848	4,289
* Petroleum Geo-Services ASA	123,508	3,110
Schibsted ASA	105,688	3,049
Stolt-Nielsen SA	84,729	3,023
Tandberg ASA	289,315	2,846
^ Tomra Systems ASA	384,220	2,628
ProSafe ASA	73,116	2,525
* Tandberg Television ASA	161,248	2,010
^ Smedvig ASA A Shares	75,283	1,595
Portugal (0.4%)		154,951
Portugal Telecom SGPS SA	1,642,289	14,841
Electricidade de Portugal SA	3,969,370	11,225
Banco Comercial Portugues SA	4,231,805	10,699
Brisa-Auto Estradas de Portugal SA	713,442	5,639
Banco Espirito Santo SA	227,319	3,594
Sonae SGPS SA	1,941,506	3,139
Banco BPI SA	659,489	2,805
Cimpor-Cimento de Portugal SA	436,794	2,354
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	167,904	1,793
Jeronimo Martins & Filho, SGPS, SA	82,963	1,195
57,284

European Stock Index Fund

	Shares	Market Value• ($000)
Spain (5.7%)
Banco Santander Central Hispano SA	12,869,429	163,785
Telefonica SA	9,399,064	149,943
Banco Bilbao Vizcaya Argentaria SA	7,344,564	129,440
Repsol-YPF SA	1,983,287	59,042
Endesa SA	2,063,925	51,217
Iberdrola SA	1,757,475	47,034
Altadis SA	613,816	26,035
Banco Popular Espanol SA	1,844,567	22,386
Union Fenosa SA	461,814	15,271
ACS, Actividades de Contruccion y Servisios, SA	534,358	15,260
Industria de Diseno Textil SA	471,943	13,965
Abertis Infraestructuras SA	468,221	12,785
Gas Natural SDG SA	387,128	10,561
Grupo Ferrovial, SA	136,879	10,107
Metrovacesa SA	121,155	8,398
Acciona SA	61,797	6,760
Sacyr Vallehermoso SA	237,561	6,293
Indra Sistemas, SA	296,081	6,063
Fomento de Construc y Contra SA	98,859	5,422
Acerinox SA	399,180	5,229
Cintra Concesiones de Infraestructuras de Transporte SA	427,184	5,064
Telefonica SA ADR	87,308	4,186
Corporacion Mapfre SA	233,603	4,089
Inmobiliaria Colonial SA	66,793	3,879
* Sogecable SA	87,065	3,308
Gamesa Corporacion Tecnologica, SA	237,958	3,302
Antena 3 Television	167,838	3,262
Promotora de Informaciones SA	166,629	3,054
Ebro Puleva SA	181,661	3,027
Sociedad General de Aguas de Barcelona SA	125,007	2,882
Telefonica Publicidad e Informacion, SA	352,829	2,833
Iberia (Linea Aerea Espana)	1,024,691	2,567
NH Hoteles SA	167,665	2,511
Zeltia SA	344,126	2,434
Sweden (3.4%)		811,394
Telefonaktiebolaget LM Ericsson AB Class B	32,107,983	105,197
Nordea Bank AB	4,624,132	45,298
Hennes & Mauritz AB B Shares	1,028,353	33,369
Svenska Handelsbanken AB A Shares	1,126,798	25,683
Sandvik AB	440,054	21,174
TeliaSonera AB	4,045,083	19,781
Volvo AB B Shares	470,882	19,364
Skandinaviska Enskilda Banken AB A Shares	1,020,909	19,042
Electrolux AB Series B	616,236	14,372
Svenska Cellulosa AB B Shares	421,634	14,225
Atlas Copco AB A Shares	727,834	13,302
Skanska AB B Shares	808,166	11,317
^ Skandia Forsakrings AB	2,222,147	11,081
SKF AB B Shares	840,794	10,611
Securitas AB B Shares	639,474	9,719
Assa Abloy AB	638,203	9,139
Volvo AB A Shares	205,728	8,173
Swedish Match AB	703,646	7,993
Atlas Copco AB Class B Shares	452,548	7,388
Scania AB Class B	205,057	6,905
^ Tele2 AB B Shares	686,083	6,507
Gambro AB A Shares	380,371	5,375
Getinge AB B Shares	388,961	4,861
* Modern Times Group AB	109,564	4,198
Alfa Laval AB	206,194	3,909
^ Eniro AB	343,555	3,757
*^ Lundin Petroleum AB	360,520	3,640
Holmen AB	114,218	3,329
Svenskt Stal AB A Shares	109,136	3,257
* Capio AB	171,968	2,971
Gambro AB B Shares	205,097	2,885
Castellum AB	83,173	2,883

European Stock Index Fund

	Shares	Market Value• ($000)
Elekta AB B Shares	187,050	2,854
Fabege AB	160,926	2,719
Trelleborg AB B Shares	168,856	2,590
* OMX AB	167,621	2,047
^ WM-Data AB Class B	678,097	1,865
*^ SAS AB	158,988	1,743
Oriflame Cosmetics SA	64,551	1,665
Axfood AB	64,551	1,614
Svenskt Stal AB	51,081	1,444
Billerud Aktiebolag	114,900	1,316
Hoganas AB B Shares	60,000	1,255
D. Carnegie & Co. AB	93,699	1,141
* Telelogic AB	518,089	1,100
* Wihlborgs Fastigheter	35,011	752
Switzerland (10.2%)		484,810
Novartis AG (Registered)	5,113,106	274,631
Nestle SA (Registered)	874,022	259,894
Roche Holdings AG	1,521,746	227,047
UBS AG (Registered)	2,283,359	194,403
Credit Suisse Group (Registered)	2,629,313	116,141
Zurich Financial Services AG	311,918	53,115
Swiss Re (Registered)	697,575	47,021
Cie. Financiere Richemont AG	1,074,116	40,807
* ABB Ltd.	4,260,885	32,998
Syngenta AG	231,783	24,858
Holcim Ltd. (Registered)	398,694	24,790
Swisscom AG	46,574	15,299
Adecco SA (Registered)	283,459	12,076
Nobel Biocare Holding AG	50,277	11,575
Synthes, Inc.	99,440	10,516
Swatch Group AG (Bearer)	72,692	10,070
Givaudan SA	14,411	9,274
CIBA Specialty Chemicals AG (Registered)	145,278	8,331
Serono SA Class B	11,652	7,530
SGS Societe Generale de Surveillance Holding SA (Registered)	9,325	6,863
* Logitech International SA	175,823	6,655
Clariant AG	498,337	6,639
Geberit AG	8,589	5,943
Lonza AG (Registered)	81,920	4,715
Schindler Holding AG (Ptg. Ctf.)	11,191	4,261
Straumann Holding AG	16,769	3,905
Phonak Holding AG	91,809	3,823
Sulzer AG (Registered)	7,885	3,786
PSP Swiss Property AG	81,137	3,526
Swatch Group AG (Registered)	119,126	3,381
SIG Holding AG	13,461	3,317
UBS AG	35,370	3,030
Rieter Holding AG	9,608	2,739
Kudelski SA	75,974	2,690
Micronas Semiconductor Holding AG	69,509	2,353
Kuoni Reisen Holding AG (Registered)	6,203	2,326
* Unaxis Holding AG	12,340	1,654
Valora Holding AG	7,667	1,366
United Kingdom (36.8%)		1,453,348
BP PLC	42,379,394	469,541
HSBC Holdings PLC	24,300,688	381,873
Vodafone Group PLC	125,788,733	330,308
GlaxoSmithKline PLC	12,668,879	329,561
Royal Dutch Shell PLC Class A (Amsterdam Shares)	8,492,604	261,727
Royal Dutch Shell PLC Class B	5,976,756	194,997
Royal Bank of Scotland Group PLC	6,892,086	190,884
AstraZeneca Group PLC	3,521,453	157,556
Barclays PLC	13,992,478	138,688
HBOS PLC	8,452,114	124,876
Lloyds TSB Group PLC	12,122,463	99,150
Diageo PLC	6,440,040	95,139
Anglo American PLC	3,073,771	90,996
Tesco PLC	16,863,607	89,811
Rio Tinto PLC	2,315,927	88,250
BHP Billiton PLC	5,345,992	78,681
British American Tobacco PLC	3,452,901	75,994
BT Group PLC	18,408,057	69,306

European Stock Index Fund

	Shares	Market Value• ($000)
BG Group PLC	7,666,684	67,457
Unilever PLC	5,990,891	60,621
Aviva PLC	5,126,937	60,556
National Grid Transco PLC	5,873,210	53,728
Imperial Tobacco Group PLC	1,568,712	44,962
Cadbury Schweppes PLC	4,507,568	44,426
Prudential PLC	5,163,205	43,326
Reckitt Benckiser PLC	1,347,772	40,731
BAE Systems PLC	6,953,039	40,692
BP PLC ADR	575,360	38,204
SABMiller PLC	1,944,698	36,696
Centrica PLC	8,033,370	33,962
ScottishPower PLC	3,424,123	33,517
Scottish & Southern Energy PLC	1,860,478	32,287
GUS PLC	2,163,357	32,273
Vodafone Group PLC ADR	1,177,400	30,919
Legal & General Group PLC	14,096,982	26,780
Marks & Spencer Group PLC	3,588,194	26,531
Wolseley PLC	1,280,099	26,046
BAA PLC	2,333,208	25,353
Reed Elsevier PLC	2,764,105	25,253
Land Securities Group PLC	1,013,928	24,943
British Sky Broadcasting Group PLC	2,647,037	23,897
Gallaher Group PLC	1,420,396	22,074
Rolls-Royce Group PLC	3,388,854	21,907
* WPP Group PLC	2,186,946	21,487
BOC Group PLC	1,085,146	21,396
Hilton Group PLC	3,471,555	20,866
United Utilities PLC	1,881,833	20,781
Reuters Group PLC	3,116,706	19,812
Smiths Group PLC	1,220,857	19,727
Pearson PLC	1,740,559	19,360
Kingfisher PLC	5,078,169	19,064
Carnival PLC	369,038	18,717
British Land Co., PLC	1,121,072	17,668
Man Group PLC	630,450	17,197
Smith & Nephew PLC	2,031,614	17,189
Boots Group PLC	1,562,831	17,037
3i Group PLC	1,251,576	16,796
ITV PLC	8,871,087	16,341
Hanson Building Materials PLC	1,578,749	16,005
Compass Group PLC	4,665,271	15,703
Royal Dutch Shell PLC Class A	472,531	14,660
J. Sainsbury PLC	2,948,293	14,567
BPB PLC	1,084,114	14,033
Exel PLC	644,810	13,775
Scottish & Newcastle PLC	1,648,094	13,643
Next PLC	560,719	13,244
Imperial Chemical Industries PLC	2,583,921	13,161
International Power PLC	3,196,425	13,129
Friends Provident PLC	4,078,862	12,729
Severn Trent PLC	748,577	12,684
InterContinental Hotels Group PLC	959,127	11,990
Yell Group PLC	1,524,091	11,942
The Peninsular & Oriental Steam Navigation Co.	1,612,478	11,537
Royal & Sun Alliance Insurance Group PLC	6,311,578	10,746
Rentokil Initial PLC	3,916,609	10,648
Cable and Wireless PLC	5,192,830	10,592
The Sage Group PLC	2,774,302	10,540
Enterprise Inns PLC	756,595	10,445
DSG International	4,075,540	10,391
Rexam PLC	1,194,019	10,175
Kelda Group PLC	812,620	10,015
Amvescap PLC	1,585,181	9,957
Capita Group PLC	1,440,676	9,948
Johnson Matthey PLC	474,440	9,831
Hammerson PLC	600,598	9,489
Whitbread PLC	553,989	9,222
Persimmon PLC	599,609	9,153
Brambles Industries PLC	1,572,960	9,096
Tate & Lyle PLC	1,052,641	8,640
Liberty International PLC	522,071	8,602
Slough Estates PLC	916,839	8,232
Corus Group PLC	9,619,959	8,150
William Hill PLC	854,616	8,089
Emap PLC	557,776	8,083
Tomkins PLC	1,675,211	7,816

European Stock Index Fund

	Shares	Market Value• ($000)
GKN PLC	1,549,348	7,635
Bunzl PLC	760,393	7,610
Alliance Unichem PLC	545,875	7,448
Daily Mail and General Trust	653,400	7,245
Hays PLC	3,556,949	7,214
Rank Group PLC	1,354,517	7,101
Mitchells & Butlers PLC	1,101,680	7,078
Punch Taverns PLC	546,526	7,077
Barratt Developments PLC	522,053	6,993
Taylor Woodrow PLC	1,233,206	6,838
Signet Group PLC	3,757,391	6,766
Trinity Mirror PLC	630,133	6,643
Cobham PLC	2,429,700	6,626
Group 4 Securicor PLC	2,472,645	6,593
EMI Group PLC	1,704,629	6,465
ICAP PLC	1,046,911	6,405
Associated British Ports Holdings PLC	659,601	6,398
* British Airways PLC	1,173,103	6,269
Travis Perkins PLC	252,378	6,211
George Wimpey PLC	851,532	6,171
Pilkington PLC	2,242,231	6,086
ScottishPower PLC ADR	154,280	6,032
Provident Financial PLC	551,465	5,859
Inchape PLC	159,937	5,839
IMI PLC	758,127	5,686
United Business Media PLC	598,140	5,680
ARM Holdings PLC	2,923,396	5,610
London Stock Exchange PLC	551,405	5,530
Aegis Group PLC	2,422,782	5,343
BBA Group PLC	986,779	5,087
Meggitt PLC	929,290	4,978
FirstGroup PLC	854,515	4,960
Balfour Beatty PLC	916,827	4,954
Kesa Electricals PLC	1,149,829	4,888
Serco Group PLC	1,005,149	4,721
Resolution PLC	429,686	4,504
National Express Group PLC	298,152	4,342
Amec PLC	716,409	4,326
Arriva PLC	423,164	4,322
Intertek Testing Services PLC	333,719	4,211
Schroders PLC	269,828	4,105
LogicaCMG PLC	1,629,321	4,098
WPP Group PLC ADR	78,406	3,862
Close Brothers Group PLC	282,895	3,841
Electrocomponents PLC	946,810	3,823
Misys PLC	1,051,556	3,819
Bellway PLC	242,914	3,741
Brixton PLC	552,472	3,670
* The Berkeley Group Holdings	234,868	3,618
Stagecoach Group PLC	1,850,186	3,513
Cattles PLC	716,999	3,473
First Choice Holidays PLC	965,241	3,338
Isoft Group PLC	469,969	3,319
* Marconi Corp. PLC	454,785	3,000
The Davis Service Group PLC	365,488	2,951
HMV Group PLC	879,313	2,930
* Invensys PLC	12,354,470	2,842
Bovis Homes Group PLC	255,467	2,715
De La Rue Group PLC	356,544	2,462
Great Portland Estates PLC	354,664	2,354
Aggreko PLC	555,645	2,353
FKI PLC	1,273,546	2,300
* Cookson Group PLC	405,774	2,284
Premier Farnell PLC	776,619	1,912
SSL International PLC	404,910	1,890
MFI Furniture Group PLC	1,293,997	1,880
* LogicaCMG PLC Rights Exp. 11/1/05	803,881	484
		5,198,900
Total Common Stocks (Cost $10,994,517)		14,066,446

Temporary Cash Investments (1.4%)[1]
Money Market Fund (1.4%)
[2]Vanguard Market Liquidity Fund, 3.851%	29,305,775	29,306
[2]Vanguard Market Liquidity Fund, 3.851%—Note E	167,016,121	167,016
		196,322

European Stock Index Fund

	Face Amount ($000)	Market Value• ($000)
U.S. Agency Obligation (0.0%)
[3] Federal Home Loan Mortgage Corp. [4] 4.005%, 1/17/06	2,000	1,983
Total Temporary Cash Investments (Cost $198,305)		198,305
Total Investments (101.0%) (Cost $11,192,822)		14,264,751
Other Assets and Liabilities (-1.0%)
Other Assets—Note B		81,414
Liabilities—Note E		(222,343)
		(140,929)
Net Assets (100%)		14,123,822

At October 31, 2005, net assets consisted of:[5]
Amount ($000)

Paid-in Capital	11,049,598

Undistributed Net Investment Income	310,363

Accumulated Net Realized Losses	(305,844)

Unrealized Appreciation (Depreciation)

Investment Securities	3,071,929

Futures Contracts	(309)

Foreign Currencies and Forward Currency Contracts	(1,915)

Net Assets	14,123,822

Investor Shares—Net Assets

Applicable to 398,449,302 outstanding
$.001 par value shares of beneficial
Interest (unlimited authorization)	10,758,993

Net Asset Value Per Share—Investor Shares	$27.00

Admiral Shares—Net Assets

Applicable to 21,434,245 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,359,792

Net Asset Value Per Share—Admiral Shares	$63.44

Institutional Shares—Net Assets

Applicable to 67,546,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,827,038

Net Asset Value Per Share—Institutional Shares	$27.05

VIPER Shares—Net Assets

Applicable to 3,503,988 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	177,999

Net Asset Value Per Share—VIPER Shares	$50.80

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4	Securities with a value of $1,983,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt. (Ptg. Ctf.)—Participating Certificate.

European Stock Index Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1]	375,504

Interest[2]	1,027

Security Lending	9,388

Total Income	385,919

Expenses

The Vanguard Group—Note B

Investment Advisory Services	189

Management and Administrative—Investor Shares	21,635

Management and Administrative—Admiral Shares	1,279

Management and Administrative—Institutional Shares	985

Management and Administrative—VIPER Shares	108

Marketing and Distribution—Investor Shares	1,808

Marketing and Distribution—Admiral Shares	119

Marketing and Distribution—Institutional Shares	298

Marketing and Distribution—VIPER Shares	12

Custodian Fees	3,405

Auditing Fees	28

Shareholders' Reports—Investor Shares	116

Shareholders' Reports—Admiral Shares	2

Shareholders' Reports—Institutional Shares	—

Shareholders' Reports—VIPER Shares	—

Trustees' Fees and Expenses	17

Total Expenses	30,001

Net Investment Income	355,918

Realized Net Gain (Loss)

Investment Securities Sold	39,258

Futures Contracts	9,706

Foreign Currencies and Forward Currency Contracts	(8,265)

Realized Net Gain (Loss)	40,699

Change in Unrealized Appreciation (Depreciation)

Investment Securities	1,259,353

Futures Contracts	(362)

Foreign Currencies and Forward Currency Contracts	(3,164)

Change in Unrealized Appreciation (Depreciation)	1,255,827

Net Increase (Decrease) in Net Assets Resulting from Operations	1,652,444

1	Dividends are net of foreign withholding taxes of $24,114,000.
2	Interest income from an affiliated company of the fund was $972,000.

European Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	355,918	219,857

Realized Net Gain (Loss)	40,699	27,705

Change in Unrealized Appreciation (Depreciation)	1,255,827	1,270,864

Net Increase (Decrease) in Net Assets Resulting from Operations	1,652,444	1,518,426

Distributions

Net Investment Income

Investor Shares	(199,504)	(127,094)

Admiral Shares	(16,305)	(10,988)

Institutional Shares	(29,505)	(16,890)

VIPER Shares	—	—

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Institutional Shares	—	—

VIPER Shares	—	—

Total Distributions	(245,314)	(154,972)

Capital Share Transactions—Note F

Investor Shares	1,705,176	1,430,974

Admiral Shares	633,883	89,346

Institutional Shares	683,233	202,001

VIPER Shares	174,015	—

Net Increase (Decrease) from Capital Share Transactions	3,196,307	1,722,321

Total Increase (Decrease)	4,603,437	3,085,775

Net Assets

Beginning of Period	9,520,385	6,434,610

End of Period[1]	14,123,822	9,520,385

1	Including undistributed net investment income of $310,363,000 and $202,243,000.

European Stock Index Fund

Financial Highlights

Investor Shares
	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$23.77	$19.93	$16.44	$19.50	$25.99	$28.82

Investment Operations

Net Investment Income	.67	.54	.44	.39	.37	.335

Net Realized and Unrealized Gain (Loss)

on Investments	3.14	3.76	3.45	(3.01)	(6.85)	(2.692)

Total from Investment Operations	3.81	4.30	3.89	(2.62)	(6.48)	(2.357)

Distributions

Dividends from Net Investment Income	(.58)	(.46)	(.40)	(.44)	(.01)	(.423)

Distributions from Realized Capital Gains	—	—	—	—	—	(.050)

Total Distributions	(.58)	(.46)	(.40)	(.44)	(.01)	(.473)

Net Asset Value, End of Period	$27.00	$23.77	$19.93	$16.44	$19.50	$25.99

Total Return[2]	16.21%	21.89%	24.27%	-13.81%	-24.94%	-8.18%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$10,759	$7,904	$5,339	$3,870	$4,165	$5,611

Ratio of Total Expenses to Average Net Assets	0.27%	0.27%	0.32%	0.33%	0.30%[3]	0.29%

Ratio of Net Investment Income to Average Net Assets	2.84%	2.67%	2.76%	2.24%	2.08%[3]	1.64%

Portfolio Turnover Rate[4]	5%	5%	6%	15%	3%	8%

1	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

European Stock Index Fund

Admiral Shares	Year Ended October 31,				Aug. 13[1] to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$55.84	$46.82	$38.61	$45.77	$50.00

Investment Operations

Net Investment Income	1.611	1.308	1.070	.96	.12

Net Realized and Unrealized Gain (Loss) on Investments	7.396	8.830	8.115	(7.08)	(4.35)

Total from Investment Operations	9.007	10.138	9.185	(6.12)	(4.23)

Distributions

Dividends from Net Investment Income	(1.407)	(1.118)	(.975)	(1.04)	—

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.407)	(1.118)	(.975)	(1.04)	—

Net Asset Value, End of Period	$63.44	$55.84	$46.82	$38.61	$45.77

Total Return[3]	16.32%	21.98%	24.42%	-13.74%	-8.46%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,360	$628	$447	$335	$261

Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.23%	0.23%	0.25%[4]

Ratio of Net Investment Income to Average Net Assets	2.93%	2.76%	2.84%	2.41%	0.70%[4]

Portfolio Turnover Rate[5]	5%	5%	6%	15%	3%

1	Inception.
2	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

European Stock Index Fund

Institutional Shares

	Year Ended October 31,				Jan. 1 to Oct. 31,	May 15[1] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[2]	2000

Net Asset Value, Beginning of Period	$23.80	$19.96	$16.46	$19.52	$25.99	$27.22

Investment Operations

Net Investment Income	.721	.57	.471	.414	.390	.172

Net Realized and Unrealized

Gain (Loss) on Investments	3.140	3.76	3.454	(3.015)	(6.848)	(.965)

Total from Investment Operations	3.861	4.33	3.925	(2.601)	(6.458)	(.793)

Distributions

Dividends from Net Investment Income	(.611)	(.49)	(.425)	(.459)	(.012)	(.437)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.611)	(.49)	(.425)	(.459)	(.012)	(.437)

Net Asset Value, End of Period	$27.05	$23.80	$19.96	$16.46	$19.52	$25.99

Total Return[3]	16.42%	22.03%	24.49%	-13.71%	-24.85%	-2.89%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,827	$988	$649	$311	$248	$284

Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.17%	0.18%	0.20%[4]	0.20%[4]

Ratio of Net Investment Income to Average Net Assets	2.99%	2.77%	2.96%	2.46%	2.13%[4]	1.19%[4]

Portfolio Turnover Rate[5]	5%	5%	6%	15%	3%	8%

1	Inception.
2	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

European Stock Index Fund

VIPER Shares
March 4[1]
Oct. 31,
For a Share Outstanding Throughout the Period	2005

Net Asset Value, Beginning of Period	$50.96

Investment Operations

Net Investment Income	1.04

Net Realized and Unrealized Gain (Loss) on Investments	(1.20)

Total from Investment Operations	(.16)

Distributions

Dividends from Net Investment Income	—

Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$50.80

Total Return	-0.31%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$178

Ratio of Total Expenses to Average Net Assets	0.18%[2]

Ratio of Net Investment Income to Average Net Assets	2.93%[2]

Portfolio Turnover Rate[3]	5%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

European Stock Index Fund

Notes to Financial Statements

Vanguard European Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard International Equity Index Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. VIPER Shares were first issued on March 4, 2005, and offered to the public on March 10, 2005. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the funds’ fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when

European Stock Index Fund

futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $1,710,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

European Stock Index Fund

During the year ended October 31, 2005, the fund realized net foreign currency losses of $2,484,000, which permanently decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2005, was $8,850,000, including $5,290,000 that has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2005, the fund had $330,817,000 of ordinary income available for distribution. The fund had available realized losses of $305,896,000 to offset future net capital gains of $11,177,000 through October 31, 2009, $249,897,000 through October 31, 2010, and $44,822,000 through October 31, 2011.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $3,063,079,000, consisting of unrealized gains of $3,521,029,000 on securities that had risen in value since their purchase and $457,950,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)

MSCI Pan-Euro Index	1,843	43,732	(309)

At October 31, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)		Unrealized Appreciation (Depreciation)
Contract Settlement Date	Receive	Deliver	($000)

12/21/2005	EUR 36,892	USD 44,305	(1,202)

EUR–Euro.
USD–U.S.dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $713,000, resulting from the translation of other assets and liabilities at October 31, 2005.

D.     During the year ended October 31, 2005, the fund purchased $3,857,359,000 of investment securities and sold $585,077,000 of investment securities, other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at October 31, 2005, was $159,349,000, for which the fund received cash collateral of $167,016,000.

European Stock Index Fund

F.     Capital share transactions for each class of shares were:

	Year Ended October 31,
	2005		2004
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	2,788,635	106,623	1,865,828	83,946

Issued in Lieu of Cash Distributions	193,083	7,680	122,103	5,831

Redeemed1	(1,276,542)	(48,363)	(556,957)	(25,095)

Net Increase (Decrease)—Investor Shares	1,705,176	65,940	1,430,974	64,682

Admiral Shares

Issued	765,385	12,297	152,991	2,923

Issued in Lieu of Cash Distributions	12,720	216	8,521	173

Redeemed[1]	(144,222)	(2,328)	(72,166)	(1,385)

Net Increase (Decrease)—Admiral Shares	633,883	10,185	89,346	1,711

Institutional Shares

Issued	853,531	32,519	416,745	18,726

Issued in Lieu of Cash Distributions	27,239	1,083	15,587	744

Redeemed[1]	(197,537)	(7,560)	(230,331)	(10,473)

Net Increase (Decrease)—Institutional Shares	683,233	26,042	202,001	8,997

VIPER Shares

Issued	174,015	3,504	—	—

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	—	—	—	—

Net Increase (Decrease)—VIPER Shares	174,015	3,504	—	—

1 Net of redemption fees of $487,000 and $282,000 (fund totals).

Pacific Stock Index Fund

Fund Profile
As of October 31, 2005

Portfolio Characteristics	Fund	Target Index[1]	Broad Index[2]
Number of Stocks	550	546	2,058
Turnover Rate	7%	—	—
Expense Ratio		—	—
Investor Shares	0.32%
Admiral Shares	0.20%
Institutional Shares	0.14%
VIPER Shares	0.18%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)	Fund	Target Index[1]	Broad Index[2]
Consumer Discretionary	17%	17%	11%
Consumer Staples	5	5	7
Energy	2	2	10
Financials	28	28	27
Health Care	5	5	7
Industrials	15	15	10
Information Technology	10	10	7
Materials	11	11	9
Telecommunication Services	3	3	7
Utilities	4	4	5

Volatility Measures	Fund	Target Index[1]	Fund	Broad Index[2]
R-Squared	0.99	1.00	0.48	1.00
Beta	1.00	1.00	0.80	1.00

Ten Largest Holdings4 (% of total net assets)
Toyota Motor Corp.	automotive and transport equipment	4.3%
Mitsubishi UFJ Financial Group	banking	3.0
Mizuho Financial Group, Inc.	banking	1.9
BHP Billiton Ltd.	metals and mining	1.8
Takeda Pharmaceutical Co. Ltd.	pharmaceuticals	1.6
Honda Motor Co., Ltd.	automotive and transport equipment	1.4
Sumitomo Mitsui Financial Group, Inc.	banking	1.3
Canon, Inc.	computer hardware	1.3
National Australia Bank Ltd.	banking	1.2
Matsushita Electric Industrial Co., Ltd.	consumer products manufacturers	1.2
Top Ten		19.0%

Country Diversification (% of portfolio)	Fund	Target Index[1]
Japan	75%	75%
Australia	16	16
Hong Kong	5	5
Singapore	3	3
New Zealand	1	1

1	MSCI Pacific Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 116 for a glossary of investment terms.

Pacific Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995-October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Pacific Stock Index Fund Investor Shares[1]	22.48%	2.42%	0.92%	$10,961

MSCI All Country World Index ex USA	20.57	4.71	6.50	18,779

MSCI Pacific Index	21.96	2.64	0.93	10,968

Average Japan/Pacific Region Fund[2]	25.00	1.03	1.62	11,748

			Final Value
		Since	of a $100,000
	One Year	Inception3	Investment

Pacific Stock Index Fund Admiral Shares[1]	22.68%	8.87%	$143,084

MSCI All Country World Index ex USA	20.57	10.37	151,614

MSCI Pacific Index	21.96	8.97	143,645

				Final Value
			Since	of a $5,000,000
	One Year	Five Years	Inception[3]	Investment

Pacific Stock Index Fund Institutional Shares[1]	22.74%	2.56%	0.06%	$5,015,295

MSCI All Country World Index ex USA	20.57	4.71	2.71	5,786,903

MSCI Pacific Index	21.96	2.64	0.11	5,029,346

1	Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.
2	Derived from data provided by Lipper Inc.
3	Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.

Pacific Stock Index Fund

		Final Value
	Since	of a $10,000
	Inception[1]	Investment

Pacific Stock Index Fund VIPER Shares	8.64%	$10,864

MSCI All Country World Index ex USA	3.78	10,378

MSCI Pacific Index	8.43	10,843

Cumulative Returns—VIPER Shares: March 4, 2005-October 31, 2005
Cumulative
Since Inception

Pacific Stock Index Fund VIPER Shares Market Price	9.91%

Pacific Stock Index Fund VIPER Shares Net Asset Value	8.64

MSCI Pacific Index	8.43

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

[Dark Gray] Pacific Stock Index Fund Investor Shares
[Light Gray] MSCI Pacific Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Pacific Stock Index Fund

Investor Shares[2]	6/18/1990	29.04%	1.66%	-0.42%	1.07%	0.65%

Admiral Shares[2]	8/13/2001	29.11	9.651	—	—	—

Institutional Shares[2]	5/15/2000	29.16	1.82	-0.771	1.251	0.48[1]

VIPER Shares	3/4/2005

Market Price		12.63[1]	—	—	—	—

Net Asset Value		11.10[1]	—	—	—	—

1	Returns since inception. Inception dates are: August 13, 2001, for the Admiral Shares; May 15, 2000, for the Institutional Shares; and March 4, 2005, for the VIPER Shares.
2	Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.
Note: See Financial Highlights tables on pages 26–29 for dividend and capital gains information.

Pacific Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.4%)[1]
Australia (16.3%)
BHP Billiton Ltd.	8,522,612	132,085
National Australia Bank Ltd.	3,706,979	91,626
Commonwealth Bank of Australia	3,043,574	88,556
Australia & New Zealand Bank Group Ltd.	4,336,136	76,492
Westpac Banking Corp., Ltd.	4,281,477	66,499
Westfield Group	3,457,944	43,000
Woolworths Ltd.	2,525,118	30,834
^Rio Tinto Ltd.	675,880	28,558
Woodside Petroleum Ltd.	1,110,437	26,266
Macquarie Bank Ltd.	533,593	25,889
Rinker Group Ltd.	2,235,429	25,340
QBE Insurance Group Ltd.	1,831,881	24,431
AMP Ltd.	4,417,811	24,161
Wesfarmers Ltd.	893,843	23,904
Foster's Group Ltd.	4,756,071	20,671
Coles Myer Ltd.	2,625,427	19,713
Suncorp-Metway Ltd.	1,297,208	18,716
^Telstra Corp. Ltd.	5,031,656	15,853
Tabcorp Holdings Ltd.	1,246,725	14,949
Insurance Australia Group Ltd.	3,794,203	14,720
^Brambles Industries Ltd.	2,301,197	14,584
Macquarie Infrastucture Group	5,597,654	14,391
Stockland	3,077,251	14,081
CSL Ltd.	449,828	12,646
General Property Group	4,314,597	12,398
Australian Gas Light Co., Ltd.	1,086,372	12,321
Alumina Ltd.	2,768,062	11,972
Santos Ltd.	1,404,981	11,518
BlueScope Steel Ltd.	1,696,404	10,794
Newcrest Mining Ltd.	785,037	10,677
Amcor Ltd.	2,086,483	10,426
Origin Energy Ltd.	1,882,144	9,457
Orica Ltd.	647,186	9,280
^Transurban Group	1,867,703	8,957
Lend Lease Corp.	851,933	8,701
Macquarie Goodman Group	2,821,238	8,531
Centro Properties Group	1,851,052	8,248
^Patrick Corp. Ltd.	1,552,551	7,947
Boral Ltd.	1,377,336	7,826
AXA Asia Pacific Holdings Ltd.	2,074,681	7,358
Coca-Cola Amatil Ltd.	1,242,766	7,091
James Hardie Industries NV	1,092,548	6,967
Sonic Healthcare Ltd.	624,803	6,840
John Fairfax Holdings Ltd.	2,204,255	6,815
Aristocrat Leisure Ltd.	736,530	6,420
DB RREEF Trust	6,147,892	6,138
Mayne Group Ltd.	1,521,778	5,960
Mirvac Group	2,027,114	5,792
Qantas Airways Ltd.	2,219,211	5,685
^Toll Holdings Ltd.	588,408	5,511
Australian Stock Exchange Ltd.	243,179	5,239
Investa Property Group	3,556,487	5,187

Pacific Stock Index Fund

	Shares	Market Value• ($000)
^CFS Gandel Retail Trust	3,575,844	4,989
Caltex Australia Ltd.	321,528	4,903
^Alinta Ltd.	600,179	4,851
CSR Ltd.	2,153,164	4,711
Computershare Ltd.	921,365	4,533
Babcock & Brown Ltd.	356,642	4,462
Perpetual Trustees Australia Ltd.	93,107	4,376
Lion Nathan Ltd.	697,861	4,125
Publishing & Broadcasting Ltd.	321,428	3,887
Multiplex Group	1,494,462	3,707
Cochlear Ltd.	129,693	3,692
Leighton Holdings Ltd.	322,703	3,691
OneSteel Ltd.	1,346,360	3,561
Macquarie Communications Infrastructure Group	795,112	3,423
Macquarie Airports	1,490,966	3,355
Commonwealth Property Office Fund	3,627,457	3,302
Iluka Resources Ltd.	556,304	3,221
Billabong International Ltd.	317,713	3,082
^ING Industrial Fund	1,754,391	3,005
Downer EDI Ltd.	655,234	2,988
SFE Corp. Ltd.	316,742	2,954
^DCA Group Ltd.	948,045	2,732
Unitab Ltd.	282,783	2,695
^Harvey Norman Holdings Ltd.	1,259,195	2,685
Ansell Ltd.	340,216	2,685
Challenger Financial Services Group Ltd.	956,800	2,609
^Paperlinx Ltd.	1,070,040	2,470
^APN News & Media Ltd.	687,905	2,447
^Pacific Brands Ltd.	1,184,681	2,425
Futuris Corp., Ltd.	1,246,327	1,730
Hong Kong (5.2%)		1,201,317
Hutchison Whampoa Ltd.	5,068,220	48,225
Cheung Kong Holdings Ltd.	3,580,092	37,395
Sun Hung Kai Properties Ltd.	3,140,924	29,810
CLP Holdings Ltd.	4,297,999	24,675
Hang Seng Bank Ltd.	1,816,266	23,579
Swire Pacific Ltd. A Shares	2,210,300	19,886
Hong Kong & China Gas Co., Ltd.	8,621,251	17,820
Boc Hong Kong Holdings Ltd.	8,788,800	16,423
Esprit Holdings Ltd.	2,278,000	16,138
Hong Kong Electric Holdings Ltd.	3,300,200	15,608
Wharf Holdings Ltd.	2,911,914	9,975
Bank of East Asia Ltd.	3,400,873	9,958
Li & Fung Ltd.	4,181,500	8,973
Hong Kong Exchanges & Clearing Ltd.	2,521,000	8,453
Henderson Land Development Co. Ltd.	1,723,324	7,711
New World Development Co., Ltd.	5,348,046	6,619
Techtronic Industries Co., Ltd.	2,592,500	6,381
Hang Lung Properties Ltd.	4,365,300	6,275
MTR Corp.	3,203,200	6,070
PCCW Ltd.	8,753,769	5,370
* Hutchison Telecommunications International Ltd.	3,450,673	4,386
Sino Land Co.	3,542,400	3,946
Cathay Pacific Airways Ltd.	2,412,600	3,795
Television Broadcasts Ltd.	674,320	3,753
Hopewell Holdings Ltd.	1,498,800	3,666
Shangri-La Asia Ltd.	2,594,962	3,640
Cheung Kong Infrastructure Holdings Ltd.	1,076,600	3,358
Hysan Development Co., Ltd.	1,492,811	3,253
Johnson Electric Holdings Ltd.	3,521,100	3,189
Yue Yuen Industrial (Holdings) Ltd.	1,159,400	2,927
Wing Hang Bank Ltd.	420,509	2,878
Kerry Properties Ltd.	1,145,727	2,873
Kingboard Chemical Holdings Ltd.	1,292,000	2,739
Giordano International Ltd.	3,517,600	2,024
ASM Pacific Technology Ltd.	407,500	1,892
Solomon Systech International Ltd.	4,517,314	1,666

Pacific Stock Index Fund

	Shares	Market Value• ($000)
Orient Overseas International Ltd.	514,724	1,642
Texwinca Holdings Ltd.	1,386,000	939
SCMP Group Ltd.	2,267,346	843
SmarTone Telecommunications Ltd.	711,100	724
Japan (74.8%)		379,477
Toyota Motor Corp.	6,865,743	318,381
Mitsubishi UFJ Financial Group	17,379	217,836
Mizuho Financial Group, Inc.	21,359	142,594
Takeda Pharmaceutical Co. Ltd.	2,114,120	115,886
Honda Motor Co., Ltd.	1,876,100	104,344
Sumitomo Mitsui Financial Group, Inc.	10,731	99,110
Canon, Inc.	1,794,366	94,978
Matsushita Electric Industrial Co., Ltd.	4,956,975	90,843
Sony Corp.	2,370,664	77,453
NTT DoCoMo, Inc.	40,522	69,982
Tokyo Electric Power Co.	2,733,810	67,977
Nomura Holdings Inc.	4,202,200	64,829
Millea Holdings, Inc.	3,490	63,141
* Seven and I Holdings Co., Ltd.	1,918,640	62,633
Nippon Telegraph and Telephone Corp.	12,337	58,974
Nissan Motor Co., Ltd.	5,368,320	56,282
Mitsubishi Corp.	2,791,600	54,289
Nippon Steel Corp.	14,550,000	51,986
East Japan Railway Co.	8,075	47,979
Hitachi Ltd.	7,599,000	46,795
Astellas Pharma Inc.	1,289,898	46,076
Shin-Etsu Chemical Co., Ltd.	921,200	44,168
Mitsui & Co., Ltd.	3,385,000	41,565
JFE Holdings, Inc.	1,325,000	41,161
Kansai Electric Power Co., Inc.	1,829,100	40,228
Mitsubishi Estate Co., Ltd.	2,623,000	38,777
Orix Corp.	198,568	37,235
Fuji Photo Film Co., Ltd.	1,161,100	36,947
Mitsui Sumitomo Insurance Co.	2,875,552	36,823
Denso Corp.	1,259,800	35,867
^Chubu Electric Power Co.	1,400,000	34,695
KDDI Corp.	6,043	34,633
T & D Holdings, Inc.	544,900	34,267
Japan Tobacco, Inc.	2,138	33,801
Fanuc Co., Ltd.	426,600	33,620
Sumitomo Metal Industries Ltd.	9,702,000	33,591
^Softbank Corp.	584,406	33,134
Bridgestone Corp.	1,582,859	32,332
Aeon Co., Ltd.	1,550,600	32,219
Toshiba Corp.	6,881,000	31,944
Central Japan Railway Co.	3,724	31,672
* Resona Holdings Inc.	10,806	31,331
Sharp Corp.	2,242,000	30,787
Mitsui Fudosan Co., Ltd.	1,862,540	30,491
Sompo Japan Insurance Inc.	1,994,000	29,970
Kao Corp.	1,239,661	29,692
Komatsu Ltd.	2,135,000	28,449
* Daiichi Sankyo Co., Ltd.	1,557,436	28,231
Sumitomo Corp.	2,525,000	28,228
Fujitsu Ltd.	4,179,000	27,651
Mitsubishi Electric Corp.	4,590,000	27,519
Mitsubishi Heavy Industries Ltd.	7,211,000	27,249
Nintendo Co.	235,500	26,409
Asahi Glass Co., Ltd.	2,394,000	25,883
Sumitomo Trust &Banking Co., Ltd.	2,978,204	25,356
Ricoh Co.	1,592,386	25,306
Nippon Oil Corp.	2,956,479	25,249
* Hoya Corp.	727,800	25,197
Kyocera Corp.	386,200	25,049
Secom Co., Ltd.	498,500	24,874
Dai-Nippon Printing Co., Ltd.	1,514,741	24,789
Daiwa Securities Group Inc.	3,004,850	24,684
Itochu Corp.	3,576,000	24,512
Murata Manufacturing Co., Ltd.	481,455	24,143
Nitto Denko Corp.	392,000	23,736
Eisai Co., Ltd.	598,700	23,448
Bank of Yokohama Ltd.	2,850,000	23,206

Pacific Stock Index Fund

	Shares	Market Value• ($000)
Sumitomo Electric Industries Ltd.	1,711,300	22,520
Nikko Securities Co., Ltd.	1,850,500	22,465
NEC Corp.	4,502,812	22,402
Tokyo Gas Co., Ltd.	5,339,000	20,997
Sumitomo Chemical Co.	3,539,000	20,888
Kirin Brewery Co., Ltd.	1,871,048	20,813
Tohoku Electric Power Co.	1,016,200	20,733
Rohm Co., Ltd.	253,900	20,579
Tokyo Electron Ltd.	386,030	19,406
Kyushu Electric Power Co., Inc.	901,000	19,333
TDK Corp.	284,700	19,197
Kobe Steel Ltd.	6,367,095	18,813
Kubota Corp.	2,550,000	18,552
Takefuji Corp.	262,630	18,381
Mitsui OSK Lines Ltd.	2,579,000	18,218
Toray Industries, Inc.	3,164,740	17,560
Osaka Gas Co., Ltd.	4,783,000	17,489
Keyence Corp.	75,980	17,484
Mitsubishi Chemical Holdings Corp.	2,791,500	17,362
Credit Saison Co., Ltd.	378,300	17,164
SMC Corp.	128,100	17,048
Daiwa House Industry Co., Ltd.	1,178,000	15,789
^Yamada Denki Co., Ltd.	178,516	15,768
Toyoda Automatic Loom Works Ltd.	464,800	15,616
Asahi Kasei Corp.	2,915,000	15,604
Mitsui Trust Holding Inc.	1,273,400	15,342
Nippon Yusen Kabushiki Kaisha Co.	2,486,000	15,041
Marubeni Corp.	3,184,000	14,923
Yamato Holdings Co., Ltd.	893,000	14,710
Sekisui House Ltd.	1,181,000	14,708
Daikin Industries Ltd.	563,400	14,700
Sumitomo Realty &Development Co.	905,000	14,641
Chugai Pharmaceutical Co., Ltd.	659,800	14,448
Shizuoka Bank Ltd.	1,370,000	14,388
Chiba Bank Ltd.	1,608,000	14,314
West Japan Railway Co.	4,024	14,268
Shiseido Co., Ltd.	858,000	13,764
Aisin Seiki Co., Ltd.	453,338	13,645
Ajinomoto Co., Inc.	1,385,000	13,508
Nippon Mining Holdings Inc.	1,815,500	13,480
Kinki Nippon Railway Co.	3,630,150	13,310
Promise Co., Ltd.	208,400	13,169
Shinsei Bank, Ltd.	2,260,764	13,155
Advantest Corp.	177,768	12,893
Toppan Printing Co., Ltd.	1,330,000	12,833
Marui Co., Ltd.	742,200	12,313
Terumo Corp.	399,400	12,116
^Olympus Corp.	534,000	11,884
Omron Corp.	503,400	11,878
Teijin Ltd.	1,977,000	11,774
Sumitomo Metal Mining Co.	1,287,000	11,726
Dentsu Inc.	4,299	11,654
Tokyu Corp.	2,096,000	11,455
Asahi Breweries Ltd.	915,700	11,447
Aiful Corp.	151,200	11,310
Kajima Corp.	2,137,000	11,123
Acom Co., Ltd.	170,770	11,099
Joyo Bank Ltd.	1,646,000	11,004
Hokuhoku Financial Group, Inc.	2,600,000	10,754
Electric Power Development Co., Ltd.	328,300	10,743
Ohbayashi Corp.	1,458,000	10,684
NTT Data Corp.	2,983	10,402
Nippon Express Co., Ltd.	1,886,000	10,333
Hoya Corp.	286,200	10,024
^Bank of Fukuoka, Ltd.	1,289,000	10,018
JSR Corp.	423,700	9,988
Yahoo Japan Corp.	9,346	9,920
OJI Paper Co., Ltd.	1,897,740	9,628
^Taisei Corp.	2,152,000	9,556
Shimizu Corp.	1,400,000	9,498
Yamaha Motor Co., Ltd.	438,600	9,421
JS Group Corp.	550,608	9,357
* Yahoo Japan Corp.	8,604	9,239
Shionogi & Co., Ltd.	749,000	9,109

Pacific Stock Index Fund

	Shares	Market Value• ($000)
Daito Trust Construction Co., Ltd.	183,391	9,087
Sumitomo Heavy Industries Ltd.	1,285,000	8,998
Mitsui Chemicals, Inc.	1,493,000	8,945
Konica Minolta Holdings, Inc.	1,068,500	8,864
^Fast Retailing Co., Ltd.	125,600	8,814
Ibiden Co., Ltd.	217,300	8,805
Nippon Electric Glass Co., Ltd.	454,218	8,695
Hokkaido Electric Power Co., Ltd.	409,461	8,472
^Nikon Corp.	655,440	8,407
Kaneka Corp.	675,982	8,372
^Takashimaya Co.	622,000	8,365
Odakyu Electric Railway Co.	1,482,000	8,298
Kuraray Co., Ltd.	864,500	8,207
Toyota Tsusho Corp.	369,000	8,171
Hirose Electric Co., Ltd.	71,400	8,165
JGC Corp.	489,000	8,006
*^Sanyo Electric Co., Ltd.	3,763,000	7,849
Mitsubishi Materials Corp.	2,277,000	7,838
Mitsubishi Securities Co., Ltd.	685,000	7,834
^ToneGeneral Sekiyu K.K	700,000	7,818
Tobu Railway Co., Ltd.	1,823,000	7,809
Showa Denko K.K	2,430,000	7,773
Mitsui Mining &Smelting Co., Ltd.	1,355,000	7,741
Nidec Corp.	131,900	7,739
Casio Computer Co.	510,600	7,712
Nippon Paper Group, Inc.	2,217	7,595
^Kawasaki Heavy Industries Ltd.	2,906,000	7,591
Isetan Co.	420,500	7,575
NGK Insulators Ltd.	633,000	7,554
Keio Electric Railway Co., Ltd.	1,292,000	7,456
NOK Corp.	245,900	7,418
Tokyu Land Corp.	930,000	7,400
Leopalace21 Corp.	284,500	7,380
Taiheiyo Cement Corp.	2,028,000	7,329
* Namco Bandai Holdings Inc.	487,200	7,329
Yamaha Corp.	414,000	7,323
Matsushita Electric Works, Ltd.	778,000	7,279
Yokogawa Electric Corp.	483,000	7,117
Trend Micro Inc.	225,000	7,060
^Kawasaki Kisen Kaisha Ltd.	1,123,000	7,020
NGK Spark Plug Co.	432,682	6,953
Sekisui Chemical Co.	1,084,000	6,859
* Nidec Corp.	121,700	6,743
Office Building Fund of Japan Inc.	848	6,740
The Nishi-Nippon City Bank, Ltd.	1,151,307	6,719
^ Keihin Electric Express Railway Co., Ltd.	1,045,000	6,682
* Furukawa Electric Co.	1,400,000	6,662
Oriental Land Co., Ltd.	118,700	6,608
^Bank of Kyoto Ltd.	587,000	6,489
^Alps Electric Co., Ltd.	407,000	6,475
^Softbank Investment Corp.	12,948	6,463
^Citizen Watch Co., Ltd.	847,300	6,440
Toho Co., Ltd.	334,500	6,376
INPEX Corp.	907	6,360
^Rakuten, Inc.	9,773	6,357
Nisshin Steel Co.	1,996,000	6,336
Taisho Pharmaceutical Co.	352,000	6,335
^NTN Corp.	929,000	6,308
^Sega Sammy Holdings Inc.	174,616	6,284
Daimaru, Inc.	513,000	6,273
Seiko Epson Corp.	254,400	6,270
Amada Co., Ltd.	816,000	6,234
Mitsubishi Gas Chemical Co.	912,000	6,212
Shimamura Co., Ltd.	47,800	6,132
^Yakult Honsha Co., Ltd.	249,400	6,098
Sankyo Co., Ltd.	115,300	6,097
*^Ishikawajima-Harima Heavy Industries Co.	2,612,000	6,090
NSK Ltd.	1,043,000	6,085
Makita Corp.	262,000	6,082
Mitsubishi Rayon Co., Ltd.	1,302,000	6,053
CSK Corp.	154,800	6,012
Kyowa Hakko Kogyo Co.	771,000	5,962
Gunma Bank Ltd.	834,000	5,942
Chiyoda Corp.	339,000	5,854

Pacific Stock Index Fund

	Shares	Market Value• ($000)
The Suruga Bank, Ltd.	471,000	5,752
*2 Sega Sammy Holdings Inc.	159,516	5,742
Daido Steel Co., Ltd.	821,000	5,692
^Japan Real Estate Investment Corp.	737	5,618
^MEDICEO Holdings Co., Ltd.	360,582	5,589
Fuji Electric Holdings Co., Ltd.	1,237,000	5,542
Nissin Food Products Co., Ltd.	210,300	5,527
Nomura Research Institute, Ltd.	53,148	5,507
Stanley Electric Co.	356,100	5,477
^Tokuyama Corp.	550,000	5,464
THK Co., Inc.	240,500	5,428
77 Bank Ltd.	680,000	5,428
Toyo Seikan Kaisha Ltd.	383,900	5,423
E*Trade Securities Co., Ltd.	1,027	5,404
Koyo Seiko Co., Ltd.	334,000	5,367
Aeon Credit Service Co. Ltd.	68,030	5,344
Benesse Corp.	150,300	5,330
Hitachi Chemical Co., Ltd.	244,600	5,269
Lawson Inc.	135,900	5,216
Onward Kashiyama Co., Ltd.	326,000	5,210
Dowa Mining Co. Ltd.	645,000	5,202
Tanabe Seiyaku Co., Ltd.	537,000	5,172
Ube Industries Ltd.	2,007,000	5,137
^Toto Ltd.	662,000	5,069
Tosoh Corp.	1,134,000	5,027
Fujikura Ltd.	776,000	5,024
Showa Shell Sekiyu K.K	402,200	5,012
Ushio Inc.	262,900	4,899
Kamigumi Co., Ltd.	587,000	4,838
^ZEON Corp.	402,527	4,752
Uny Co., Ltd.	379,000	4,724
Nisshin Seifun Group Inc.	455,600	4,640
Sumitomo Rubber Industries Ltd.	374,000	4,605
Pioneer Corp.	362,800	4,592
Teikoku Oil Co., Ltd.	472,000	4,542
JAFCO Co., Ltd.	74,400	4,489
Nippon Meat Packers, Inc.	403,000	4,473
FamilyMart Co., Ltd.	150,000	4,463
Santen Pharmaceutical Co. Ltd.	174,800	4,463
Daicel Chemical Industries Ltd.	688,000	4,456
Kurita Water Industries Ltd.	265,500	4,446
Shimano, Inc.	179,500	4,444
Dai-Nippon Ink &Chemicals, Inc.	1,491,000	4,436
Uni-Charm Corp.	98,100	4,431
^Konami Corp.	214,500	4,426
Shinko Securities Co., Ltd.	1,158,000	4,419
^Hitachi Construction Machinery Co.	231,200	4,412
Nissan Chemical Industries, Ltd.	378,000	4,403
Susuken Co., Ltd.	143,720	4,395
Japan Retail Fund Investment Corp.	607	4,393
All Nippon Airways Co., Ltd.	1,321,000	4,288
^Mitsukoshi, Ltd.	969,000	4,237
Tokyo Tatemono Co., Ltd.	508,000	4,214
Japan Airlines System Co.	1,553,000	4,080
Denki Kagaku Kogyo K.K	1,106,000	4,054
Aoyama Trading Co., Ltd.	134,500	4,050
Nippon Sheet Glass Co., Ltd.	948,000	4,036
^Mitsui Engineering &Shipbuilding Co., Ltd.	1,679,000	4,033
Keisei Electric Railway Co., Ltd.	608,000	3,945
^Hino Motors, Ltd.	613,000	3,921
Canon Sales Co. Inc.	178,000	3,890
USS Co., Ltd.	56,620	3,877
^Oki Electric Industry Co. Ltd.	1,228,000	3,829
Nippon Sanso Corp.	622,000	3,803
Meiji Seika Kaisha Ltd.	727,000	3,794
Toyobo Ltd.	1,481,000	3,750
Ryohin Keikaku Co., Ltd.	56,200	3,747
Hakuhodo DY Holdings Inc.	54,700	3,676
^Wacoal Corp.	257,000	3,643
Nisshinbo Industries, Inc.	370,000	3,641
Mitsubishi Logistics Corp.	260,000	3,582
^Hikari Tsushin, Inc.	54,400	3,496
*^Yaskawa Electric Corp.	440,000	3,432

Pacific Stock Index Fund

	Shares	Market Value• ($000)
Seino Transportation Co., Ltd.	369,000	3,408
Toyo Suisan Kaisha, Ltd.	196,000	3,399
^Ito En, Ltd.	70,000	3,368
Kikkoman Corp.	348,000	3,359
^Tokyo Steel Manufacturing Co.	256,400	3,347
^Sapparo Holdings Ltd.	672,000	3,328
Kansai Paint Co., Ltd.	551,000	3,316
Nitori Co., Ltd.	43,359	3,285
^SFCG Co., Ltd.	13,510	3,247
Nippon Shokubai Co., Ltd.	299,000	3,240
Skylark Co., Ltd.	196,200	3,238
^Mabuchi Motor Co.	66,400	3,237
NTT Urban Development Corp.	547	3,199
^Oracle Corp. Japan	76,100	3,197
Minebea Co., Ltd.	807,000	3,158
Comsys Holdings Corp.	277,000	3,117
Shimachu Co.	108,736	3,094
Nomura Real Estate Office Fund, Inc.	459	3,086
Dai-Nippon Screen Manufacturing Co., Ltd.	485,000	2,986
NHK Spring Co.	378,000	2,971
Nippon Kayaku Co., Ltd.	370,000	2,945
Sanken Electric Co., Ltd.	253,000	2,922
Kinden Corp.	312,000	2,914
Alfresa Holdings Corp.	59,300	2,896
^Toyoda Gosei Co., Ltd.	153,600	2,875
^Nippon Light Metal Co.	1,083,000	2,869
Matsumotokiyoshi Co., Ltd.	94,600	2,856
Meiji Dairies Corp.	521,000	2,805
^Matsui Securities Co., Ltd.	250,600	2,785
Sumitomo Bakelite Co. Ltd.	418,000	2,780
^Ebara Corp.	674,000	2,772
Japan Prime Realty Investment Corp.	1,009	2,759
Nichirei Corp.	585,000	2,743
^Nishimatsu Construction Co.	589,000	2,727
Fuji Television Network, Inc.	1,228	2,727
Okumura Corp.	435,000	2,722
Glory Ltd.	139,300	2,718
Kokuyo Co., Ltd.	181,000	2,703
Obic Co., Ltd.	16,400	2,675
Meitec Corp.	82,100	2,653
*^Sojitz Holdings Corp.	482,400	2,645
Toda Corp.	453,000	2,620
Kose Corp.	72,100	2,602
Sumitomo Osaka Cement Co., Ltd.	911,000	2,573
^Taiyo Yuden Co., Ltd.	258,000	2,557
Tokyo Broadcasting System, Inc.	90,300	2,553
^Autobacs Seven Co., Ltd.	62,300	2,547
House Foods Industry Corp.	168,500	2,506
^Sanwa Shutter Corp.	403,000	2,504
^Hankyu Department Stores, Inc.	313,000	2,504
^Itochu Techno-Science Corp.	65,400	2,502
Asatsu-DK Inc.	78,800	2,499
Hitachi Capital Corp.	117,400	2,497
^Uniden Corp.	142,000	2,456
^Takara Holdings Inc.	411,000	2,434
Gunze Ltd.	458,000	2,405
Net One Systems Co., Ltd.	1,234	2,362
Circle K Sunkus Co., Ltd.	101,700	2,339
^NEC Electronics Corp.	86,800	2,329
Komori Corp.	132,000	2,298
Central Glass Co., Ltd.	410,000	2,281
^Index Corp.	2,027	2,280
^Aderans Co. Ltd.	84,500	2,258
* Elpida Memory Inc.	87,200	2,215
Amano Corp.	133,000	2,190
Coca-Cola West Japan Co. Ltd.	98,400	2,190
Yamazaki Baking Co., Ltd.	262,000	2,185
Q.P. Corp.	240,600	2,147
TIS Inc.	86,500	2,036
Rinnai Corp.	82,500	1,964
Fuji Soft ABC Inc.	71,300	1,958
Katokichi Co., Ltd.	288,100	1,879
eAccess Ltd.	2,932	1,821
Tokyo Style Co.	144,000	1,758
^The Goodwill Group, Inc.	973	1,722
Hitachi Cable Ltd.	401,000	1,558
Mitsumi Electric Co., Ltd.	157,000	1,523
^Sanden Corp.	270,000	1,360

Pacific Stock Index Fund

	Shares	Market Value• ($000)
Ishihara Sangyo Kaisha Ltd.	690,000	1,322
E^Hitachi Software ngineering Co., Ltd.	76,500	1,285
Kaken Pharmaceutical Co.	180,000	1,278
^Nichii Gakkan Co.	52,140	1,248
^Takuma Co., Ltd.	159,000	1,221
Anritsu Corp.	226,000	1,134
^Ariake Japan Co., Ltd.	45,444	1,021
New Zealand (0.6%)		5,508,282
^Telecom Corp. of New Zealand Ltd.	4,644,037	18,982
Fletcher Building Ltd.	1,102,545	6,067
Contact Energy Ltd.	687,543	3,323
Auckland International Airport Ltd.	2,303,251	3,167
Sky City Entertainment Group Ltd.	992,177	3,157
Fisher & Paykel Healthcare Corp. Ltd.	1,139,749	2,776
* Sky Network Television Ltd.	451,700	1,957
^Kiwi Income Property Trust	1,698,809	1,393
Fisher & Paykel Appliances Holdings Ltd.	603,571	1,363
* Vector Ltd.	599,605	1,288
*^Tower Ltd.	684,030	1,007
Waste Management NZ Ltd.	235,580	973
The Warehouse Group Ltd.	317,001	867
Singapore (2.5%)		46,320
DBS Group Holdings Ltd.	2,662,161	24,075
United Overseas Bank Ltd.	2,736,567	22,318
Oversea-Chinese Banking Corp., Ltd.	5,986,068	22,263
Singapore Telecommunications Ltd.	15,810,880	21,761
Singapore Press Holdings Ltd.	3,741,833	9,901
Keppel Corp., Ltd.	1,299,750	8,908
Singapore Airlines Ltd.	1,306,362	8,643
City Developments Ltd.	1,146,412	5,971
Capitaland Ltd.	2,508,895	4,717
Singapore Technologies Engineering Ltd.	3,112,407	4,688
Venture Corp. Ltd.	571,000	4,222
Fraser & Neave Ltd.	414,900	4,118
ComfortDelgro Corp Ltd.	4,159,000	3,639
Sembcorp Industries Ltd.	2,041,393	3,250
Singapore Exchange Ltd.	1,726,000	2,755
Ascendas REIT	2,163,000	2,564
Neptune Orient Lines Ltd.	1,209,000	2,175
CapitaMall Trust	1,564,148	2,135
Singapore Post Ltd.	3,172,800	2,135
Keppel Land Ltd.	858,000	1,940
SembCorp Marine Ltd.	1,196,000	1,938
Noble Group Ltd.	2,119,000	1,929
Jardine Cycle N Carriage Ltd.	277,128	1,722
United Overseas Land Ltd.	1,230,556	1,698
* STATS ChipPAC Ltd.	3,014,716	1,673
Parkway Holdings Ltd.	1,362,640	1,596
* Chartered Semiconductor Manufacturing Ltd.	2,380,000	1,488
Suntec REIT	2,023,142	1,254
Cosco Corp. Singapore Ltd.	918,000	1,195
* Olam International Ltd.	1,404,000	1,065
Creative Technology Ltd.	130,050	949
Want Want Holdings Ltd.	937,160	905
Singapore Land Ltd.	297,000	904
Allgreen Properties Ltd.	1,161,000	901
Wing Tai Holdings Ltd.	1,089,000	890
SMRT Corp. Ltd.	1,449,000	882
Singapore Petroleum Co. Ltd.	270,000	768
Haw Par Brothers International Ltd.	249,193	750
Overseas Union Enterprise Ltd.	125,000	730
SembCorp Logistics Ltd.	686,290	694
Datacraft Asia Ltd.	545,000	455
		186,564
Total Common Stocks (Cost $6,125,244)		7,321,960

Pacific Stock Index Fund

	Shares	Market Value• ($000)
Temporary Cash Investments (4.4%)1
Money Market Fund (4.4%)
[3] Vanguard Market Liquidity Fund, 3.851%	43,546,038	43,546
[3] Vanguard Market Liquidity Fund, 3.851%—Note E	278,184,180	278,184
		321,730
	Face Amount ($000)
U.S. Agency Obligation (0.0%)
[4] Federal National Mortgage Assn. [5] 3.969%, 1/11/06	1,000	992
Total Temporary Cash Investments (Cost $322,722)		322,722
Total Investments (103.8%) (Cost $6,447,966)		7,644,682
Other Assets and Liabilities (-3.8%)
Other Assets—Note B		90,168
Security Lending Collateral Payable to Brokers—Note E		(278,184)
Other Liabilities		(90,849)
		(278,865)
Net Assets (100%)		7,365,817

At October 31, 2005, net assets consisted of:[6]
Amount
($000)

Paid-in Capital	6,248,396

Undistributed Net Investment Income	68,664

Accumulated Net Realized Losses	(148,237)

Unrealized Appreciation (Depreciation)

Investment Securities	1,196,716

Futures Contracts	1,770

Foreign Currencies and Forward Currency Contracts	(1,492)

Net Assets	7,365,817

Investor Shares—Net Assets

Applicable to 500,624,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,202,054

Net Asset Value Per Share—Investor Shares	$10.39

Admiral Shares—Net Assets

Applicable to 10,581,138 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	720,096

Net Asset Value Per Share—Admiral Shares	$68.05

Institutional Shares—Net Assets

Applicable to 122,896,891 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,279,607

Net Asset Value Per Share—Institutional Shares	$10.41

VIPER Shares—Net Assets

Applicable to 2,978,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	164,060

Net Asset Value Per Share—VIPER Shares	$55.09

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 4.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
2	Security acquired through a stock split on a when-issued or delayed delivery basis for which the fund has not taken delivery as of October 31, 2005.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $992,000 have been segregated as initial margin for open futures contracts.
6	See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

Pacific Stock Index Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1]	117,546

Interest[2]	488

Security Lending	1,795

Total Income	119,829

Expenses

The Vanguard Group—Note B

Investment Advisory Services	171

Management and Administrative—Investor Shares	11,488

Management and Administrative—Admiral Shares	691

Management and Administrative—Institutional Shares	861

Management and Administrative—VIPER Shares	77

Marketing and Distribution—Investor Shares	839

Marketing and Distribution—Admiral Shares	74

Marketing and Distribution—Institutional Shares	195

Marketing and Distribution—VIPER Shares	8

Custodian Fees	1,385

Auditing Fees	28

Shareholders' Reports—Investor Shares	60

Shareholders' Reports—Admiral Shares	1

Shareholders' Reports—Institutional Shares	—

Shareholders' Reports—VIPER Shares	—

Trustees' Fees and Expenses	8

Total Expenses	15,886

Net Investment Income	103,943

Realized Net Gain (Loss)

Investment Securities Sold	26,997

Futures Contracts	2,927

Foreign Currencies and Forward Currency Contracts	(909)

Realized Net Gain (Loss)	29,015

Change in Unrealized Appreciation (Depreciation)

Investment Securities	1,048,103

Futures Contracts	2,332

Foreign Currencies and Forward Currency Contracts	(2,348)

Change in Unrealized Appreciation (Depreciation)	1,048,087

Net Increase (Decrease) in Net Assets Resulting from Operations	1,181,045

1	Dividends are net of foreign withholding taxes of $5,584,000.
2	Interest income from an affiliated company of the fund was $467,000.

Pacific Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	103,943	60,388

Realized Net Gain (Loss)	29,015	8,537

Change in Unrealized Appreciation (Depreciation)	1,048,087	310,292

Net Increase (Decrease) in Net Assets Resulting from Operations	1,181,045	379,217

Distributions

Net Investment Income

Investor Shares	(64,623)	(31,868)

Admiral Shares	(5,924)	(3,066)

Institutional Shares	(15,898)	(5,399)

VIPER Shares	—	—

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Institutional Shares	—	—

VIPER Shares	—	—

Total Distributions	(86,445)	(40,333)

Capital Share Transactions—Note F

Investor Shares	924,751	932,530

Admiral Shares	308,400	88,148

Institutional Shares	346,732	348,434

VIPER Shares	151,932	—

Net Increase (Decrease) from Capital Share Transactions	1,731,815	1,369,112

Total Increase (Decrease)	2,826,415	1,707,996

Net Assets

Beginning of Period	4,539,402	2,831,406

End of Period[1]	7,365,817	4,539,402

1	Including undistributed net investment income of $68,664,000 and $51,275,000.

Pacific Stock Index Fund

Financial Highlights

Investor Shares

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$8.63	$7.80	$5.90	$6.79	$8.95	$12.22

Investment Operations

Net Investment Income	.156	.121	.082	.065	.07	.077

Net Realized and Unrealized Gain (Loss) on Investments	1.761	.814	1.885	(.923)	(2.23)	(3.222)

Total from Investment Operations	1.917	.935	1.967	(.858)	(2.16)	(3.145)

Distributions

Dividends from Net Investment Income	(.157)	(.105)	(.067)	(.032)	—	(.125)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.157)	(.105)	(.067)	(.032)	—	(.125)

Net Asset Value, End of Period	$10.39	$8.63	$7.80	$5.90	$6.79	$8.95

Total Return[2]	22.48%	12.15%	33.75%	-12.67%	-24.13%	-25.74%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$5,202	$3,471	$2,265	$1,386	$1,389	$1,823

Ratio of Total Expenses to Average Net Assets	0.32%	0.34%	0.39%	0.40%	0.37%[3]	0.38%

Ratio of Net Investment Income to Average Net Assets	1.76%	1.57%	1.49%	1.04%	1.06%[3]	0.68%

Portfolio Turnover Rate[4]	7%	3%	3%	20%	2%	6%

1	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Pacific Stock Index Fund

Admiral Shares
	Year Ended October 31,				Aug. 13[1] to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$56.47	$51.05	$38.63	$44.40	$50.00

Investment Operations

Net Investment Income	1.069	.835	.575	.461	.20

Net Realized and Unrealized Gain (Loss) on Investments	11.583	5.318	12.318	(6.016)	(5.80)

Total from Investment Operations	12.652	6.153	12.893	(5.555)	(5.60)

Distributions

Dividends from Net Investment Income	(1.072)	(.733)	(.473)	(.215)	—

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.072)	(.733)	(.473)	(.215)	—

Net Asset Value, End of Period	$68.05	$56.47	$51.05	$38.63	$44.40

Total Return[3]	22.68%	12.23%	33.82%	-12.55%	-11.20%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$720	$314	$198	$102	$80

Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.30%	0.30%	0.32%[4]

Ratio of Net Investment Income to Average Net Assets	1.90%	1.69%	1.59%	1.16%	2.05%[4]

Portfolio Turnover Rate[5]	7%	3%	3%	20%	2%

1	Inception.
2	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Pacific Stock Index Fund

Institutional Shares	Year Ended October 31,				Jan. 1 to Oct. 31,	May 15[2] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$8.64	$7.81	$5.91	$6.79	$8.95	$11.10

Investment Operations

Net Investment Income	.18	.134	.090	.081	.08	.052

Net Realized and Unrealized Gain (Loss) on Investments	1.76	.814	1.885	(.923)	(2.24)	(2.071)

Total from Investment Operations	1.94	.948	1.975	(.842)	(2.16)	(2.019)

Distributions

Dividends from Net Investment Income	(.17)	(.118)	(.075)	(.038)	—	(.131)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.17)	(.118)	(.075)	(.038)	—	(.131)

Net Asset Value, End of Period	$10.41	$8.64	$7.81	$5.91	$6.79	$8.95

Total Return[3]	22.74%	12.32%	33.88%	-12.44%	-24.13%	-18.19%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,280	$754	$369	$131	$90	$102

Ratio of Total Expenses to Average Net Assets	0.14%	0.17%	0.22%	0.25%	0.29%[4]	0.29%[4]

Ratio of Net Investment Income to Average Net Assets	1.95%	1.76%	1.70%	1.20%	1.18%[4]	0.79%[4]

Portfolio Turnover Rate[5]	7%	3%	3%	20%	2%	6%

1	Inception.
2	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Pacific Stock Index Fund

VIPER Shares
For a Share Outstanding Throughout the Period	March 4[1] to Oct. 31,2005

Net Asset Value, Beginning of Period	$50.71

Investment Operations

Net Investment Income	.75

Net Realized and Unrealized Gain (Loss) on Investments	3.63

Total from Investment Operations	4.38

Distributions

Dividends from Net Investment Income	—

Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$55.09

Total Return	8.64%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$164

Ratio of Total Expenses to Average Net Assets	0.18%[2]

Ratio of Net Investment Income to Average Net Assets	1.89%[2]

Portfolio Turnover Rate[3]	7%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Pacific Stock Index Fund

Notes to Financial Statements

Vanguard Pacific Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard International Equity Index Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. VIPER Shares were first issued on March 4, 2005, and offered to the public on March 10, 2005. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund

Pacific Stock Index Fund

may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $867,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.87% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Pacific Stock Index Fund

During the year ended October 31, 2005, the fund realized net foreign currency losses of $135,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2005, the fund realized gains on the sale of passive foreign investment companies of $26,000, which have been included in current and prior periods' taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund's passive foreign investment company holdings at October 31, 2005, was $31,751,000, including $18,493,000 that has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2005, the fund had $106,003,000 of ordinary income available for distribution. The fund had available realized losses of $149,179,000 to offset future net capital gains of $43,066,000 through October 31, 2006, $32,982,000 through October 31, 2009, $68,660,000 through October 31, 2010, and $4,471,000 through October 31, 2011.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,164,965,000, consisting of unrealized gains of $1,456,223,000 on securities that had risen in value since their purchase and $291,258,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)

Topix Index	194	24,169	1,770

At October 31, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation (Depreciation)
Contract Settlement Date		Receive		Deliver	($000)

12/13/2005	JPY	2,607,020	USD	22,501	(872)

JPY–Japanese yen.
USD–U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $620,000 resulting from the translation of other assets and liabilities at October 31, 2005.

Pacific Stock Index Fund

D.     During the year ended October 31, 2005, the fund purchased $2,126,179,000 of investment securities and sold $405,798,000 of investment securities, other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at October 31, 2005, was $261,539,000, for which the fund received cash collateral of $278,184,000.

F.     Capital share transactions for each class of shares were:

	Year Ended October 31,
	2005		2004
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	1,435,956	152,938	1,170,294	140,693

Issued in Lieu of Cash Distributions	62,114	6,841	30,438	3,948

Redeemed[1]	(573,319)	(61,578)	(268,202)	(32,593)

Net Increase (Decrease)—Investor Shares	924,751	98,201	932,530	112,048

Admiral Shares

Issued	388,834	6,334	190,717	3,520

Issued in Lieu of Cash Distributions	4,887	82	2,258	45

Redeemed[1]	(85,321)	(1,400)	(104,827)	(1,871)

Net Increase (Decrease)—Admiral Shares	308,400	5,016	88,148	1,694

Institutional Shares

Issued	599,011	63,303	517,989	60,586

Issued in Lieu of Cash Distributions	14,257	1,568	5,334	692

Redeemed1	(266,536)	(29,206)	(174,889)	(21,295)

Net Increase (Decrease)—Institutional Shares	346,732	35,665	348,434	39,983

VIPER Shares

Issued	151,932	2,978	—	—

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	—	—	—	—

Net Increase (Decrease)—VIPER Shares	151,932	2,978	—	—

1 Net of redemption fees of $78,000 and $302,000 (fund totals).

Emerging Markets Stock Index Fund

Fund Profile
As of October 31, 2005

Portfolio Characteristics	Fund	Target Index[1]	Broad Index[2]
Number of Stocks	762	666	2,058
Turnover Rate	15%	—	—
Expense Ratio		—	—
Investor Shares	0.45%
Institutional Shares	0.25%
VIPER Shares	0.30%3
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)	Fund	Target Index[1]	Broad Index[2]
Consumer Discretionary	7%	7%	11%
Consumer Staples	6	6	7
Energy	11	11	10
Financials	20	20	27
Health Care	3	3	7
Industrials	7	7	10
Information Technology	18	18	7
Materials	14	14	9
Telecommunication Services	11	11	7
Utilities	3	3	5

Volatility Measures	Fund	Target Index[1]	Fund	Broad Index[2]
R-Squared	1.00	1.00	0.79	1.00
Beta	0.98	1.00	1.24	1.00

Ten Largest Holdings4 (% of total net assets)
Samsung Electronics Co., Ltd.	electronics	5.6%
Petroleo Brasileiro SA	energy	3.0
Taiwan Semiconductor Manufacturing Co., Ltd.	electronics	2.4
America Movil SA de CV	telecommunications	1.9
Teva Pharmaceutical Industries Ltd.	pharmaceuticals	1.8
China Mobile (Hong Kong) Ltd.	telecommunications	1.7
Kookmin Bank	banking	1.5
Sasol Ltd.	chemicals	1.4
Cemex SA CPO	chemicals	1.3
PetroChina Co. Ltd.	energy and utilities	1.1
Top Ten		21.7%

Country Diversification (% of portfolio)	Fund	Target Index[1]
South Korea	20%	20%
Taiwan	15	16
Brazil	12	12
South Africa	11	11
China	9	8
Mexico	7	7
India	6	6
Israel	4	4
Turkey	2	2
Thailand	2	2
Chile	2	2
Poland	2	2
Hungary	2	2
Indonesia	2	2
Czech Republic	1	1
Argentina	1	1
Peru	1	1
Philippines	1	1

1	MSCI Emerging Markets Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 116 for a glossary of investment terms.

Emerging Markets Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995-October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Emerging Markets Stock Index Fund Investor Shares[1]	32.34%	14.27%	7.01%	$19,687

MSCI All Country World Index ex USA	20.57	4.71	6.50	18,779

Select Emerging Markets Index[2]	33.74	14.92	7.11	19,872

Average Emerging Markets Fund[3]	32.14	13.99	6.90	19,489

				Final Value
			Since	of a $5,000,000
	One Year	Five Years	Inception[4]	Investment

Emerging Markets Stock Index Fund Institutional Shares[1]	32.60%	14.45%	10.02%	$8,339,349

MSCI All Country World Index ex USA	20.57	4.71	2.45	5,692,435

Select Emerging Markets Index[2]	33.74	14.92	10.39	8,490,843

1	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000 for Investor Shares.
2	Consists of stocks in 18 emerging markets of Europe, Asia, Africa, and Latin America. Through April 30, 2003, this index included a cash component (5%) based on the Lipper Money Market Average. The index is administered exclusively for Vanguard by MSCI.
3	Derived from data provided by Lipper Inc.
4	June 22, 2000.

Emerging Markets Stock Index Fund

		Final Value
	Since	of a $10,000
	Inception[1]	Investment

Emerging Markets Stock Index Fund VIPER Shares	6.05%	$10,605

MSCI All Country World Index ex USA	3.78	10,378

Select Emerging Markets Index[2]	5.85	10,585

Cumulative Returns—VIPER Shares: March 4, 2005-October 31, 2005
Cumulative
Since Inception

Emerging Markets Stock Index Fund VIPER Shares Market Price	7.53%

Emerging Markets Stock Index Fund VIPER Shares Net Asset Value	6.05

Select Emerging Markets Index	5.85

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

[Dark Gray] Emerging Markets Stock Index Fund Investor Shares
[Light Gray] Select Emerging Markets Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Emerging Markets Stock Index Fund

Investor Shares[3]	5/4/1994	46.36%	14.24%	5.17%	2.19%	7.36%

Fee-Adjusted Returns[4]		44.92	14.02	5.07	2.20	7.27

Institutional Shares	6/22/2000	46.62	14.41	9.651	2.171	11.821

Fee-Adjusted Returns[4]		45.18	14.19	9.441	2.181	11.621

VIPER Shares	3/4/2005

Market Price		13.931	—	—	—	—

Net Asset Value		13.511	—	—	—	—

1	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000 for Investor Shares.
2	Consists of stocks in 18 emerging markets of Europe, Asia, Africa, and Latin America. Through April 30, 2003, this index included a cash component (5%) based on the Lipper Money Market Average. The index is administered exclusively for Vanguard by MSCI.
3	Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
4	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. Note: See Financial Highlights tables on pages 76–78 for dividend and capital gains information.

Emerging Markets Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.4%)1
Argentina (0.7%)
Tenaris SA	1,081,161	11,865
Tenaris SA ADR	58,011	6,373
Tenaris SA (Mexico)	450,275	4,833
* Petrobras Energia Participaciones SA	3,164,909	4,673
* Telecom Argentina STET-France Telecom SA	1,507,786	3,971
Siderar SA Class A	327,467	2,864
* Petrobras Energia Participaciones SA ADR	113,496	1,681
* Transportadora de Gas Sur SA	953,920	1,205
* BBVA Banco Frances SA	424,248	1,044
* Telecom Argentina SA ADR	69,978	921
* IRSA Inversiones y Representaciones SA GDR	61,550	712
Solvay Indupa S.A.I.C	471,738	681
* Molinos Rio de la Plata SA	406,396	668
* Irsa Inversiones y Representaciones SA	563,918	653
Cresud SA ADR	32,155	353
Cresud SA	209,663	229
BBVA Banco Frances SA ADR	30,340	226
* Transportadora de Gas del SA ADR	30,300	190
Brazil (12.2%)		43,142
Petroleo Brasileiro SA Pfd.	6,647,168	95,063
Petroleo Brasileiro SA	4,828,488	76,428
Companhia Vale do Rio Doce Pfd. Class A	1,768,532	65,088
Companhia Vale do Rio Doce	1,413,652	58,479
Banco Itau Holding Financeira SA	2,343,220	56,087
Banco Bradesco SA	983,188	50,595
Companhia de Bebidas das Americas Pfd.	84,479,242	30,120
Unibanco-Uniao de Bancos Brasileiros SA	2,275,529	23,642
Tele Norte Leste Participacoes SA Pfd.	1,101,995	19,288
Empresa Brasileira de Aeronautica SA Pfd.	1,511,684	14,565
Companhia Energetica de Minas Gerais Pfd.	384,571,661	14,001
Gerdau SA Pfd.	844,648	11,453
Companhia Siderurgica Nacional SA	594,084	11,408
Caemi Mineracao e Metalurgia SA Pfd.	7,018,643	11,156
Usiminas-Usinas Siderugicas de Minas Gerais SA Pfd. Class A	506,136	10,223
Centrais Electricas Brasileiras SA	508,771,468	8,900
Brasil Telecom Participacoes SA Pfd.	942,991,456	7,683
Aracruz Celulose SA Pfd. B Shares	1,914,223	7,377
Petrol Brasileiro Series A ADR	110,712	6,352

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Tele Norte Leste Participacoes SA	264,623	6,333
* Braskem SA	682,493	5,879
Centrais Electricas Brasileiras SA Pfd. B Shares	305,519,176	5,277
Petrol Brasileiro ADR	79,993	5,112
Klabin SA	2,571,356	4,909
* Embratel Participacoes SA Pfd.	2,022,817,824	4,868
Tele Celular Sul Participacose SA Pfd.	2,306,163,385	4,608
Sadia SA Pfd.	1,775,238	4,382
Companhia Vale do Rio Doce ADR	117,067	4,320
Votorantim Celulose e Papel SA Pfd.	356,654	4,276
Companhia de Concessoes Rodoviarias	159,343	4,210
Souza Cruz SA	341,093	4,044
Cia Vale do Rio Doce ADR	97,711	4,038
Gol - Linhas Aereas Inteligentes SA Pfd.	231,880	4,037
Companhia Siderurgica de Tubarao	63,583,200	3,896
Natura Cosmeticos SA	96,445	3,816
Companhia de Saneamento Basico do Estado de Sao Paulo	59,303,989	3,789
Lojas Americanas SA Pfd.	176,135,060	3,676
* Telesp Celular Participacoes SA Pfd.	981,140	3,485
^Banco Bradesco SA ADR	66,046	3,427
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Pfd.	126,087,119	3,416
Brasil Telecom Participacoes SA	268,972,808	3,199
Companhia Paranaense de Energia-COPEL	429,681,632	3,140
Weg SA Pfd.	807,674	2,636
Companhia de Bebidas das Americas ADR	68,030	2,415
Banco Itau Holding Financeira SA ADR	94,829	2,272
Tele Centro Oeste Cel. Pfd.	255,106	2,265
* Electropaulo Metropolitana SA	45,390,209	2,064
* Diagnosticos da America	107,507	1,742
Companhia de Tecidos Norte de Minas Pfd.	16,387,668	1,674
Telemig Celular Participacoes SA Pfd.	917,861,562	1,508
Duratex SA Pfd.	133,660	1,484
Uniao de Bancos Brasileiros SA GDR	27,375	1,432
Tele Norte Leste Participacoes ADR	75,877	1,343
Companhia de Gas de Sao Paulo - Comgas	10,604,799	1,290
Companhia Siderurgica Nacional SA ADR	53,405	1,025
Gerdau SA ADR	73,206	993
Companhia Energetica de Minas Gerais ADR	27,159	989
Embraer-Empresa Brasileira de Aeronautica SA ADR	25,179	977
* Celular CRT Participacoes SA Pfd.	39,310	908
Contax Participacoes Pfd.	1,187,933	897
Brasil Telecom Participacoes ADR	15,458	643
Aracruz Celulose SA ADR	15,469	592
Sadia SA ADR	15,308	370
Tim Participacoes SA ADR	16,258	330
*^ Embratel Participacoes SA ADR	25,533	312
Companhia de Saneamento Basico do Estado de Sao Paulo ADR	19,231	309
Companhia Paranaense de Energia-COPEL ADR	37,108	274
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	9,565	264
Braskem SA ADR	10,820	184
Telemig Celular Participacoes ADR	4,853	158
* Telesp Celular Participacoes SA	39,798	129
Votorantim Celulose e Papel SA ADR	10,110	121

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
* Telesp Celular Participacoes SA ADR	26,060	95
Tele Centro Oeste Celular Participacoes SA ADR	7,135	65
Tele Centro Oeste Celular Participacoes SA	5,523	48
* Celular CRT Participacoes SA	986	18
Chile (2.1%)		707,871
Empresas Copec SA	2,046,038	17,744
Empresa Nacional de Electricidad SA	13,829,329	13,683
Empresas CMPC SA	449,775	11,818
Enersis SA	54,297,306	11,772
Banco Santander Chile SA	199,789,476	7,525
S.A.C.I. Falabella, SA	2,701,666	6,652
Sociedad Quimica y Minera de Chile SA	481,201	5,588
Compania de Telecomunicaciones de Chile SA	2,220,200	5,384
Cencosud SA	2,559,002	5,384
Compania Acero del Pacifico SA (CAP)	369,660	4,687
Empresa Nacional de Telecomunicaciones SA	425,454	3,769
Distribucion y Servicio D&S SA	10,872,671	3,651
Colburn SA	21,516,700	3,127
Compania Cervecerias Unidas SA	572,970	2,748
Lan Airlines SA	426,213	2,717
Masisa SA	11,022,710	2,410
Vina Concha y Toro SA	1,587,743	2,276
CorpBanca	357,168,395	1,988
Embotelladora Andina SA Pfd. Class B	755,359	1,790
Embotelladora Andina SA	664,908	1,454
Enersis SA ADR	92,203	1,008
Empresa Nacional de Electricidad SA ADR	32,312	962
* Madeco SA	9,948,684	896
Parque Arauco SA	1,254,448	841
Banco Santander Chile SA ADR	12,163	475
Sociedad Quimica y Minera de Chile ADR	3,460	405
Compania de Telecomunicaciones de Chile SA ADR	36,176	350
Distribucion y Servicio SA ADR	13,355	272
* Madeco SA Rights Exp. 11/25/05	2,464,102	7
China (8.6%)		121,383
China Mobile (Hong Kong) Ltd.	22,312,773	100,090
PetroChina Co. Ltd.	85,959,132	65,919
CNOOC Ltd.	55,758,352	36,660
China Petroleum &Chemical Corp.	75,957,700	30,672
* China Life Insurance Co., Ltd.	30,322,240	22,219
China Telecom Corp. Ltd.	59,700,312	19,539
CITIC Pacific Ltd.	4,966,000	12,883
* Bank of Communications Ltd. Class H	25,932,000	10,621
* China Construction Bank	32,000,000	9,700
China Merchants Holdings International Co. Ltd.	4,850,000	9,455
Huaneng Power International, Inc. H Share	13,831,000	9,253
Cosco Pacific Ltd.	4,961,504	8,172
Ping An Insurance (Group) Co. of China Ltd.	4,634,500	7,531
Lenovo Group Ltd.	15,230,000	7,495
Aluminum Corp.of China Ltd.	11,201,000	6,780
Denway Motors Ltd.	22,096,333	6,666
China Resources Enterprise Ltd.	4,477,659	6,642
Yanzhou Coal Mining Co.Ltd. H Shares	8,862,800	5,677
Beijing Datang Power Generation Co. Ltd.	6,475,245	4,605
China Overseas Land & Investment Ltd.	14,575,620	4,486

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
* Semiconductor Manufacturing International Corp.	33,020,000	4,376
China Shipping Development Co.	5,869,578	4,150
* Shanghai Electric Group Co., Ltd. Class H	12,807,000	4,060
Zhejiang Expressway Co., Ltd.	6,506,000	3,874
TPV Technology Ltd.	4,606,000	3,522
Shanghai Industrial Holding Ltd.	1,962,231	3,501
* Air China Ltd.	10,926,353	3,430
Guangdong Investment Ltd.	10,074,000	3,238
Sinopec Shanghai Petrochemical Co. Ltd.	10,508,000	3,207
China Mengniu Dairy Co., Ltd.	4,059,076	3,199
China Resources Power Holdings Co. Ltd.	5,208,000	3,131
China Shipping Container Lines Co. Ltd.	9,352,347	3,056
Jiangxi Copper Co. Ltd.	6,244,000	2,981
Jiangsu Expressway Co. Ltd. H Share	5,545,080	2,941
* China COSCO Holdings Co., Ltd.	7,121,500	2,848
PICC Property and Casualty Co. Ltd.	10,838,601	2,475
Chaida Modern Agriculture Holdings Ltd.	6,436,382	2,435
Sinotrans Ltd.	6,888,880	2,405
China Travel International	11,287,578	2,354
Maanshan Iron and Steel Co. Ltd.	7,738,000	2,333
Global Bio-chem Technology Group Co. Ltd.	5,668,000	2,258
Angang New Steel Co. Ltd.	4,012,000	2,184
ZTE Corp.	718,200	2,125
Beijing Capital International Airport Co., Ltd.	5,208,000	2,110
Fujian Zijin Mining Industry Co., Ltd.	6,554,000	2,077
Anhui Conch Cement Co. Ltd.	1,977,050	2,073
China International Marine Containers (Group) Co., Ltd.	2,407,500	1,997
Weiqiao Textile Co. Ltd.	1,546,363	1,879
The Guangshen Railway Co., Ltd.	6,483,623	1,877
Huadian Power International Corp. Ltd.	6,446,000	1,619
Beijing Enterprises Holdings Ltd.	988,000	1,516
Li Ning Co., Ltd.	2,494,000	1,515
GOME Electrical Appliances Holdings Ltd.	2,564,000	1,492
Tsingtao Brewery Co., Ltd.	1,464,000	1,448
Brilliance China Automotive Holdings Ltd.	10,791,000	1,418
* China Southern Airlines Co. Ltd.	5,240,208	1,382
Guangzhou Investment Co. Ltd.	14,098,000	1,332
Travelsky Technology Ltd.	1,422,000	1,225
Shanghai Forte Land Co., Ltd.	3,974,000	1,224
Guangdong Electric Power Development Co., Ltd.	2,956,257	1,169
Zhejiang Southeast Electric Power Co., Ltd.	3,074,201	1,153
* China Everbright Ltd.	3,182,000	1,125
Weichai Power Co., Ltd.Class H	577,920	1,106
Shenzhen Expressway Co. Ltd.	3,394,000	1,075
COFCO International Ltd.	2,814,332	1,047
China Eastern Airlines Corp. Ltd.	7,150,000	994
BYD Co. Ltd.	683,576	964
Sinopec Yizheng Chemical Fibre Co., Ltd.	6,208,000	941
China Resources Land Ltd.	3,364,000	925
TCL International Holdings Ltd.	6,109,000	908
Shenzhen Investment Ltd.	4,949,000	589
* China Pharmaceutical Group Ltd.	3,486,000	585
Qingling Motors Co.Ltd. H Share	3,477,325	474
Digital China Holdings Ltd.	1,534,100	401
* AviChina Industry &Technology Co., Ltd.	7,194,000	359
		495,147

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Czech Republic (0.9%)
Ceske Energeticke Zavody a.s	938,404	24,608
* Cesky Telecom a.s	510,810	10,413
Komercni Banka a.s	68,825	9,677
Zentiva NV	77,594	3,428
* Unipetrol a.s	327,947	3,126
Philip Morris CR a.s	3,074	2,151
Hungary (1.6%)		53,403
OTP Bank Rt	1,140,699	41,262
MOL Magyar Olaj-es Gazipari Rt	319,643	29,645
Richter Gedeon Rt	63,271	10,318
Magyar Tavkozlesi Rt	2,124,461	10,069
BorsodChem Rt	275,319	2,921
Demasz Rt	6,255	484
India (6.2%)		94,699
Infosys Technologies Ltd.	910,052	50,963
Reliance Industries Ltd.	2,825,974	47,814
ICICI Bank Ltd.	1,769,768	19,648
Housing Development Finance Corp. Ltd.	784,087	16,867
Oil and Natural Gas Corp. Ltd.	705,415	14,530
Satyam Computer Services Ltd.	968,736	12,975
ITC Ltd.	4,856,027	12,967
Hindustan Lever Ltd.	3,464,886	12,405
HDFC Bank Ltd.	789,752	10,719
Tata Motors Ltd.	846,071	8,876
Tata Consultancy Services Ltd.	279,624	8,700
Wipro Ltd.	847,977	6,909
Larsen & Toubro Ltd.	222,076	6,895
Bharat Heavy Electricals Ltd.	255,822	6,417
Gail India Ltd.	1,140,947	5,939
Hero Honda Motors Ltd.	359,223	5,652
Bajaj Auto Ltd.	136,516	5,168
Ranbaxy Laboratories Ltd.	652,828	5,082
Tata Iron and Steel Co. Ltd.	598,270	4,511
Hindalco Industries Ltd.	1,754,677	4,466
ICICI Bank Ltd. ADR	177,994	4,210
Grasim Industries Ltd.	160,787	4,007
Maruti Udyog Ltd.	311,836	3,799
Dr. Reddy's Laboratories Ltd.	209,705	3,792
State Bank of India	198,628	3,702
Mahindra & Mahindra Ltd.	459,119	3,659
Gujarat Ambuja Cements Ltd.	2,244,371	3,460
I-Flex Solutions Ltd.	168,489	3,323
Reliance Energy Ltd.	249,083	2,849
Zee Telefilms Ltd.	909,079	2,840
Sun Pharmaceutical Industries Ltd.	206,757	2,759
UTI Bank Ltd.	498,100	2,645
Cipla Ltd.	322,935	2,584
Hindustan Petroleum Corporation Ltd.	354,961	2,344
Bharat Petroleum Corp. Ltd.	271,932	2,220
Mahanagar Telephone Nigam Ltd.	794,025	1,956
Tata Power Co. Ltd.	222,930	1,954
Nestle India Ltd.	103,843	1,944
GlaxoSmithKline Pharmaceuticals (India) Ltd.	94,474	1,904
Associated Cement Cos. Ltd.	191,561	1,894
Jet Airways (India) Ltd.	77,903	1,742
ABB (India) Ltd.	45,319	1,690
Indian Petrochemicals Corp., Ltd.	345,830	1,664
Tata Tea Ltd.	96,555	1,598
Videsh Sanchar Nigam Ltd.	241,706	1,573
Kodak Mahindra Bank	409,916	1,567
Jindal Steel & Power Ltd.	55,998	1,519
Asian Paints (India) Ltd.	127,754	1,372
Indian Hotels Co. Ltd.	82,789	1,370
Glenmark Pharmaceuticals Ltd.	215,574	1,333
Matrix Laboratories Ltd.	325,262	1,292
Bharat Forge Ltd.	176,402	1,260
Ultratech Cemco Ltd.	139,127	1,234
Bank of Baroda	253,066	1,230
Biocon Ltd.	109,607	1,189
Nicholas Piramal India Ltd.	222,534	1,182
Bharat Electronics Ltd.	71,681	1,158

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Arvind Mills Ltd.	433,919	1,019
Ashok Leyland Ltd.	1,590,250	971
Satyam Computer Services Ltd. ADR	27,401	937
Colgate-Palmolive (India) Ltd.	150,262	794
HDFC Bank Ltd. ADR	17,544	775
Moser Baer India Ltd.	179,252	766
Britannia Industries Ltd.	26,494	709
Castrol (India) Ltd.	131,245	590
Wipro Ltd. ADR	39,168	399
Dr. Reddy's Laboratories Ltd. ADR	15,907	299
Infosys Technologies Ltd. ADR	2,523	172
Mahanagar Telephone Nigam Ltd. ADR	24,648	147
Videsh Sanchar Nigam Ltd. ADR	9,006	119
Indonesia (1.6%)		357,018
PT Telekomunikasi Indonesia Tbk	45,635,991	22,922
PT Astra International Tbk	10,997,864	10,138
PT Bank Central Asia Tbk	24,828,260	7,937
PT Bumi Resources Tbk	78,767,000	6,087
PT Bank Rakyat Indonesia Tbk	23,951,500	5,813
PT Indonesian Satellite Corp Tbk	10,784,763	5,202
PT Perusahaan Gas Negara Tbk	8,080,399	4,323
PT Bank Mandiri Tbk	27,124,993	3,545
PT Unilever Indonesia Tbk	6,861,000	2,968
PT Bank Danamon Tbk	7,618,402	2,960
PT Gudang Garam Tbk	2,586,600	2,620
PT United Tractors Tbk	6,453,666	2,369
PT Kalbe Farma Tbk	18,485,196	1,592
PT Indofood Sukses Makmur Tbk	19,018,952	1,548
* PT Indocement Tunggal Prakarsa Tbk (Local)	4,096,500	1,340
PT International Nickel Indonesia Tbk	888,000	1,272
PT Bank International Indonesia Tbk	87,500,500	1,258
PT Semen Gresik Tbk	671,732	1,243
* PT Lippo Bank (Local) Tbk	6,923,000	1,068
PT Astra Agro Lestari Tbk	1,816,180	971
PT Energi Mega Persada Tbk	12,604,000	936
PT Bank Indonesia Tbk	21,905,224	814
Ramayana Lestari Sentosa PT Tbk	11,053,120	786
PT Aneka Tambang Tbk	2,929,815	749
PT Tempo Scan Pacific Tbk	744,956	415
PT Matahari Putra Prima Tbk	4,635,816	394
Israel (4.0%)		91,270
Teva Pharmaceutical Industries Ltd.	2,685,090	102,088
* Check Point Software Technologies Ltd.	833,081	18,628
Bank Hapoalim Ltd.	4,271,375	16,341
Bank Leumi Le-Israel	3,523,788	11,467
Israel Chemicals Ltd.	2,237,021	8,475
Makhteshim-Agan Industries Ltd.	1,153,657	6,606
* Bezeq Israeli Telecommunication Corp., Ltd.	4,722,567	6,396
* M-Systems Flash Disk Pioneers Ltd.	142,956	4,530
* NICE Systems Ltd.	75,056	3,359
* Orbotech Ltd.	137,442	2,987
* Israel Discount Bank Ltd.	1,983,284	2,970
IDB Development Corp. Ltd.	103,962	2,947
The Israel Corp. Ltd.-ILS 1 Par	8,054	2,939
* United Mizrahi Bank Ltd.	546,135	2,772
Partner Communications Co. Ltd.	307,454	2,526
* Koor Industries Ltd.	46,393	2,515
* Syneron Medical Ltd.	65,875	2,368
Elbit Systems Ltd.	91,954	2,057
* Lipman Electronic Engineering Ltd.	89,406	1,987
Discount Investment Corp. Ltd.	84,455	1,876
*^Alvarion Ltd.	229,258	1,786
* Retalix Ltd.	69,058	1,687

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
* ECI Telecom Ltd.	218,699	1,662
* Audiocodes Ltd.	142,604	1,607
Harel Insurance Investments Ltd.	33,842	1,558
Clal Insurance Enterprise Holdings Ltd.	70,447	1,527
Africa-Israel Investments Ltd.	42,129	1,505
*^Given Imaging Ltd.	61,030	1,355
* Radware Ltd.	69,902	1,287
Clal Industries and Investments Ltd.	278,960	1,254
Migdal Insurance Holdings Ltd.	920,840	1,227
Osem Investment Ltd.	132,298	1,183
Super Sol Ltd.	418,786	1,059
Strauss-Elite Ltd.	120,029	985
Tadiran Communications Industries	34,245	971
* Aladdin Knowledge Systems	50,263	884
Delek Automotive Systems Ltd.	108,736	696
* Matav-Cable Systems Media Ltd.	64,175	497
Blue Square-Israel Ltd.	41,620	459
Mexico (7.3%)		229,023
America Movil SA de CV	65,811,263	86,143
Cemex SA CPO	14,228,782	73,984
Telefonos de Mexico SA	46,520,396	46,887
Wal-Mart de Mexico SA	7,972,730	38,900
Grupo Televisa SA CPO	9,535,763	34,760
Fomento Economico Mexicano UBD	3,201,281	21,719
America Movil SA de CV Series A	16,666,131	21,630
Grupo Financerio Banorte SA de CV	1,479,119	12,600
Telefonos de Mexico SA Series A	11,110,754	11,219
Grupo Mexico SA de CV	4,681,687	9,025
Alfa SA de CV Series A	1,440,185	8,362
Kimberly Clark de Mexico SA de CV Series A	2,182,689	7,241
Grupo Modelo SA	2,347,025	7,199
Grupo Carso SA de CV Series A1	3,237,013	6,906
* Corporacion GEO,SA de CV	1,793,975	5,544
Grupo Bimbo SA	1,325,915	4,391
* URBI Desarrollos Urbanos SA de CV	608,806	3,891
Grupo Aeroportuario del Sureste SA de CV	1,095,219	3,562
Coca-Cola Femsa SA de CV	1,220,445	3,127
TV Azteca SA CPO	5,287,716	3,091
Consorcio ARA SA de CV	741,400	2,734
Controladora Comercial Mexicana SA de CV (Units)	1,469,638	2,195
Industrias Penoles SA Series CP	444,095	1,941
Cemex SA de CV ADR	30,000	1,562
Vitro SA	656,360	634
Peru (0.6%)		419,247
Compania de Minas Buenaventura S.A.u	384,818	9,851
Southern Peru Copper Corp.	125,785	6,936
Credicorp Ltd.	233,126	6,131
Southern Peru Copper Corp.	73,475	4,005
Minsur SA	1,327,356	2,086
Edegel SA	3,527,954	1,388
Union de Cervecerias Backus y Johnston SAA	2,456,509	1,359
Compania de Minas Buenaventura S.A.u ADR	49,362	1,272
Luz del Sur SAA	439,814	508
* Volcan Compania Minera SA	1,556,630	493
Philippines (0.5%)		34,029
Philippine Long Distance Telephone Co.	191,457	5,843
Bank of Philippine Islands	4,056,747	3,858
Ayala Land, Inc.	19,386,716	3,172
San Miguel Corp. Class B	1,663,031	2,735
SM Investments Corp.	612,276	2,535
Ayala Corp.	462,326	2,451

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
SM Prime Holdings, Inc.	15,607,799	2,265
Globe Telecom, Inc.	119,449	1,537
Equitable PCI Bank, Inc.	1,290,300	1,135
Metropolitan Bank & Trust Co.	2,141,531	1,021
Jollibee Foods Corp.	1,512,400	1,015
First Philippine Holdings Construction	1,023,068	795
Banco De Oro	1,209,491	686
Petron Corp.	8,623,146	537
* Manila Electric Co.	1,394,393	514
* Filinvest Land, Inc.	14,720,518	351
* Megaworld Corp.	12,387,000	318
* ABS-CBN Broadcasting Corp.	1,243,200	308
Poland (2.0%)		31,076
Polski Koncern Naftowy SA	1,355,079	23,997
Telekomunikacja Polska SA	3,169,069	22,793
Bank Polska Kasa Opieki Grupa Pekao SA	376,955	17,892
Powszechna Kasa Oszczednosci Bank Polski SA	1,812,240	15,220
Bank Przemyslowo Handlowy PBK SA	38,777	7,383
KGHM Polska Miedz SA	498,172	6,989
Bank Zachodni WBK SA	98,166	3,307
Agora SA	140,079	2,658
Prokom Software SA	46,928	1,716
* Bank Rozwoju Eksportu SA	38,572	1,713
Grupa Kety SA	37,506	1,489
* TVN SA	74,544	1,270
* Global Trade Centre SA	26,379	1,117
Orbis SA	114,235	1,035
Mondi Packaging Paper Swieci SA	58,023	774
* Computerland SA	28,491	766
Polska Grupa Farmaceutyczna	44,946	705
Boryszew SA	121,825	678
* Budimex SA	52,727	613
* Softbank SA	52,982	552
Debica SA	27,816	522
Przedsiebiorstwo Farmaceutyczne JELFA SA	16,491	388
South Africa (11.3%)		113,577
Sasol Ltd.	2,603,338	82,284
Standard Bank Group Ltd.	5,530,246	57,092
MTN Group Ltd.	6,019,811	44,853
Old Mutual PLC	17,567,349	40,953
Impala Platinum Holdings Ltd.	286,961	31,473
FirstRand Ltd.	12,432,981	29,303
AngloGold Ltd.	596,554	23,476
Gold Fields Ltd.	1,664,717	22,230
Telkom South Africa Ltd.	1,130,554	21,354
Naspers Ltd.	1,346,839	19,470
Sanlan Ltd.	10,524,250	19,390
Anglo Platinum Ltd.	294,285	17,097
* Harmony Gold Mining Co., Ltd.	1,507,424	15,863
Imperial Holdings Ltd.	832,048	15,501
Bidvest Group Ltd.	1,154,508	15,485
Barloworld Ltd.	974,136	15,271
Tiger Brands Ltd.	718,685	14,372
Nedbank Group Ltd.	883,737	11,280
* Steinhoff International Holdings Ltd.	3,803,150	9,949
Edgars Consolidated Stores Ltd.	2,184,634	9,714
Sappi Ltd.	919,035	8,918
JD Group Ltd.	751,517	8,055
Mittal Steel South Africa Ltd.	888,372	6,995
Woolworths Holdings Ltd.	3,495,126	6,543
Massmart Holdings Ltd.	839,154	6,491
African Bank Investments Ltd.	1,988,844	5,940
Truworths International Ltd.	2,046,819	5,802
Foschini Ltd.	907,223	5,789
Nampak Ltd.	2,323,630	5,388
Liberty Group Ltd.	553,526	5,323
Reunert Ltd.	768,119	5,292
Investec Ltd.	145,711	5,240

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Network Healthcare Holdings Ltd.	5,257,578	5,058
Aveng Ltd.	1,746,167	4,394
Ellerine Holdings Ltd.	487,870	4,258
Shoprite Holdings Ltd.	1,806,030	4,233
* Aspen Pharmacare Holdings Ltd.	914,919	4,233
Murray & Roberts Holdings Ltd.	1,459,048	4,208
Metropolitan Holdings Ltd.	2,741,238	4,180
Kumba Resources Ltd.	269,882	3,992
Pick'n Pay Stores Ltd.	964,969	3,944
Allan Gray Property Trust	4,384,657	3,266
Spar Group Ltd.	743,206	3,219
AVI Ltd.	1,388,000	3,129
Alexander Forbes Ltd.	1,448,352	3,066
Pretoria Portland Cement Co., Ltd.	59,099	2,646
Tongaat-Hulett Group Ltd.	226,995	2,540
Grindrod Ltd.	1,427,790	2,469
Consol Ltd.	1,389,678	2,248
Super Group Ltd.	1,265,834	2,068
South Korea (19.8%)		655,337
Samsung Electronics Co., Ltd.	490,264	261,983
Kookmin Bank	1,431,855	81,762
Hyundai Motor Co. Ltd.	737,431	54,702
POSCO	243,796	50,100
Samsung Electronics Co., Ltd. Pfd.	97,555	40,172
Korea Electric Power Corp.	1,087,271	35,567
Shinhan Financial Group Ltd.	946,382	31,835
SK Telecom Co., Ltd.	170,961	31,030
LG Electronics Inc.	408,460	26,732
SK Corp.	489,923	25,242
KT Corp.	593,144	24,025
Shinsegae Co., Ltd.	63,616	22,931
2 Samsung Electronics Co., Ltd. GDR	82,362	22,011
KT & G Corp.	520,830	21,406
Hyundai Mobis	249,995	20,007
Hana Bank	548,839	19,898
Samsung Fire & Marine Insurance Co.	164,859	15,769
Samsung SDI Co. Ltd.	153,667	15,223
S-Oil Corp.	202,532	15,220
* LG. Philips LCD Co., Ltd.	402,297	15,017
POSCO ADR	282,946	14,512
Kia Motors	780,800	14,168
Hyundai Heavy Industries Co., Inc.	205,080	13,494
Hyundai Development Co.	288,170	10,576
Samsung Heavy Industries Co. Ltd.	778,700	9,996
Samsung Corp.	596,470	9,869
* NHN Corp.	55,768	9,361
Samsung Securities Co. Ltd.	240,460	9,238
LG Chem Ltd.	202,822	8,954
Hyundai Motor Co.	169,161	8,661
Daewoo Shipbuilding &Marine Engineering Co., Ltd.	430,370	8,657
Kangwon Land Inc.	481,078	8,134
LG Engineering &Construction Co., Ltd.	160,550	6,915
Daegu Bank	564,495	6,788
Samsung Electro-Mechanics Co.	268,740	6,783
Daelim Industrial Co.	109,550	6,408
Amorepacific Corp.	21,025	6,284
Daewoo Engineering &Construction Co., Ltd.	610,355	6,127
* NCsoft Corp.	63,425	5,975
CJ Corp.	80,950	5,761
Woori Investment &Securities Co., Ltd.	423,479	5,649
Pusan Bank	527,745	5,528
* Hyundai Engineering &Construction Co., Ltd.	171,668	5,397
Hankook Tire Co. Ltd.	439,040	5,294
* Daewoo Securities Co., Ltd.	470,220	5,154
Hanjin Shipping Co., Ltd.	242,000	5,073
* Kookmin Bank ADR	85,241	4,980
Cheil Industrial, Inc.	202,380	4,956
* Korea Exchange Bank	435,050	4,828
* Hyundai Securities Co.	501,369	4,689

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Hyundai Department Store Co., Ltd.	66,028	4,417
Korea Investment Holdings Co., Ltd.	166,520	4,323
LG International Corp.	260,510	4,305
Hite Brewery Co., Ltd.	34,534	4,195
Kumkang Korea Chemical Co., Ltd.	21,290	4,112
S1 Corp.	85,450	3,730
Yuhan Corp.	28,823	3,625
Hyundai Mipo Dockyard Co., Ltd.	58,068	3,619
Nong Shim Co. Ltd.	14,276	3,496
Daewoo Heavy Industries & Machinery Ltd.	264,380	3,308
Dongkuk Steel Mill Co., Ltd.	178,100	3,248
LG Petrochemical Co., Ltd.	122,250	3,237
LG Electronics Inc.	77,400	3,162
Honam Petrochemical Corp.	64,740	3,157
Hanjin Heavy Industries Co. Ltd.	173,820	3,034
Korean Air Co. Ltd.	159,288	3,010
Cheil Communications Inc.	15,444	2,841
LG Household &Health Care Ltd.	49,312	2,711
Hanwha Chemical Corp.	245,730	2,622
LG Cable Ltd.	86,900	2,450
Daishin Securities Co.	162,187	2,376
Korea Electric Power Corp. ADR	137,112	2,239
^Shinhan Financial Group Co., Ltd. ADR	30,874	2,084
SK Telecom Co. Ltd. ADR	97,877	1,978
Samsung Fine Chemicals Co., Ltd.	76,380	1,879
KT Corp. ADR	72,591	1,564
* Daum Communications Corp.	55,467	1,450
Dae Duck Electronics Co.	166,393	1,396
Hyosung Corp.	102,313	1,196
Poongsan Corp.	101,080	1,170
Taiwan (15.5%)[1]		1,144,775
Taiwan Semiconductor Manufacturing Co., Ltd.	83,526,633	129,617
Hon Hai Precision Industry Co., Ltd.	13,900,090	60,216
Cathay Financial Holding Co.	22,868,980	40,294
United Microelectronics Corp.	71,178,658	37,966
Chunghwa Telecom Co., Ltd.	16,747,000	28,355
Formosa Plastic Corp.	18,732,990	28,315
China Steel Corp.	35,028,413	27,709
MediaTek Incorporation	3,044,491	26,340
Nan Ya Plastic Corp.	21,636,574	25,253
Mega Financial Holding Co. Ltd.	38,336,224	25,157
Asustek Computer Inc.	9,472,421	24,884
AU Optronics Corp.	16,637,232	21,201
Acer Inc.	9,480,599	19,274
Chinatrust Financial Holding	23,381,023	18,189
Formosa Chemicals & Fibre Corp.	10,855,676	17,373
Chi Mei Optoelectronics Corp.	14,662,464	14,856
Fubon Financial Holding Co., Ltd.	16,322,100	14,152
* China Development Financial Holding Corp.	42,539,684	13,360
First Financial Holding Co., Ltd.	19,652,300	13,215
Compal Electronics Inc.	13,268,460	11,768
Quanta Computer Inc.	7,913,603	10,955
High Tech Computer Corp.	934,600	10,013
Delta Electronics Inc.	5,304,209	8,973
Advanced Semiconductor Engineering Inc.	14,446,670	8,855
Hau Nan Financial Holdings Co., Ltd.	14,766,695	8,841
Taishin Financial Holdings	17,137,678	8,785
Taiwan Cellular Corp.	9,989,360	8,347

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Shin Kong Financial Holdings Co.	10,993,628	7,939
Chang Hwa Commercial Bank	17,304,094	7,916
BENQ Corp.	8,200,692	7,478
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	910,102	7,354
E.Sun Financial Holding Co., Ltd.	10,860,272	6,532
Far Eastern Textile Ltd.	10,149,975	5,932
Foxconn Technology Co., Ltd.	1,503,600	5,870
SinoPac Holdings	14,348,338	5,668
Yuanta Core Pacific Securities Co.	10,521,300	5,662
Lite-On Technology Corp.	4,749,550	5,224
Wintek Corp.	3,356,362	4,638
Siliconware Precision Industries Co.	4,945,786	4,484
Mitac International Corp.	3,573,961	4,408
Uni-President Enterprises Co.	11,399,590	4,394
Pou Chen Corp.	7,254,329	4,392
President Chain Store Corp.	2,263,985	4,159
Chunghwa Picture Tubes, Ltd.	16,542,097	3,923
Quanta Display Inc.	13,254,254	3,821
* Winbond Electronics Corp.	15,565,000	3,698
* CMC Magnetics Corp.	11,689,700	3,695
Yulon Motor Co., Ltd.	3,496,923	3,659
International Bank of Taipei	6,999,583	3,568
* Tatung Co., Ltd.	15,008,000	3,501
Synnex Technology International Corp.	2,875,844	3,486
Asia Optical Co., Inc.	598,553	3,467
Ya Hsin Industrial Co., Ltd.	3,685,817	3,381
Walsin Lihwa Corp.	11,166,970	3,284
Realtek Semiconductor Corp.	2,928,194	3,108
Fuhwa Financial Holdings Co., Ltd.	8,480,754	3,043
* Yageo Corp.	9,816,520	3,003
Largan Precision Co., Ltd.	330,227	2,997
Taiwan Fertilizer Co., Ltd.	3,093,000	2,996
Fu Sheng Industrial Co., Ltd.	2,882,776	2,978
Yang Ming Marine Transport	5,067,985	2,902
Inventec Co., Ltd.	5,939,015	2,828
Asia Cement Corp.	5,271,642	2,813
* Ritek Corp.	9,182,194	2,749
Evergreen Marine Corp.	4,261,822	2,639
Zyxel Communications Corp.	1,451,986	2,609
* HannStar Display Corp.	12,784,491	2,538
D-Link Corp.	2,298,814	2,496
Waterland Financial Holdings	7,175,000	2,424
Advantech Co., Ltd.	1,054,939	2,327
United Microelectronics Corp. ADR	793,990	2,318
China Motor Co., Ltd.	2,455,974	2,303
* Macronix International Co., Ltd.	21,447,700	2,274
Optimax Technology Corp.	1,716,220	2,201
* Via Technologies Inc.	4,171,379	2,183
Premier Image Technology Corp.	1,931,815	2,172
* Teco Electric &Machinery Co., Ltd.	7,594,000	2,070
China Airlines	4,674,848	2,009
Taiwan Glass Industrial Corp.	2,714,303	1,994
Gigabyte Technology Co., Ltd.	2,361,626	1,962
U-Ming Marine Transport Corp.	1,921,600	1,902
EVA Airways Corp.	4,889,737	1,902
Wan Hai Lines Ltd.	3,132,791	1,865
Cheng Shin Rubber Industry Co., Ltd.	2,562,416	1,856
* Compeq Manufacturing Co., Ltd.	4,335,750	1,833
Polaris Securities Co., Ltd.	5,390,377	1,801
Kinpo Electronics, Inc.	4,636,782	1,646
Taiwan Secom Corp., Ltd.	1,203,412	1,632

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Yuen Foong Yu Paper Manufacturing Co., Ltd.	5,327,478	1,624
Yieh Phui Enterprise	4,784,923	1,565
Giant Manufacturing Co., Ltd.	885,270	1,481
Oriental Union Chemical Corp.	2,135,191	1,470
AU Optronics Corp. ADR	114,173	1,456
Phoenixtec Power Co., Ltd.	1,581,430	1,414
* Elitegroup Computer System Co., Ltd.	2,290,445	1,408
Nien Made Enterprise Co., Ltd.	1,263,118	1,351
Micro-Star International Co., Ltd.	2,623,394	1,335
* Cathay Construction Corp.	4,166,779	1,275
Formosa Taffeta Co., Ltd.	2,911,616	1,218
Eternal Chemical Co., Ltd.	2,021,610	1,196
Shihlin Electric &Engineering Corp.	1,510,000	1,151
Chunghwa Telecom Co., Ltd. ADR	64,805	1,122
Taiwan Cement Corp.	1,776,789	1,092
Nien Hsing Textile Co. Ltd.	1,605,000	988
Taiwan Styrene Monomer Corp.	2,212,288	966
* Systex Corp.	3,425,752	830
* Accton Technology Corp.	2,544,116	780
Advanced Semiconductor Engineering Inc. ADR	169,778	520
^Siliconware Precision Industries Co. ADR	90,964	418
Thailand (2.2%)		898,829
PTT Public Co., Ltd. (Foreign)	3,788,872	20,433
PTT Exploration &Production Public Co. Ltd. (Foreign)	1,180,126	12,150
Bangkok Bank Public Co. Ltd. (Foreign)	4,236,972	10,740
Advanced Info Service Public Co. Ltd. (Foreign)	3,993,340	9,789
Kasikornbank Public Co. Ltd. (Foreign)	5,363,336	8,317
Siam Cement Public Co. Ltd. (Foreign)	1,359,040	7,686
Shin Corp. Public Co. Ltd. (Foreign)	6,361,919	5,926
Siam Commercial Bank Public Co. Ltd. (Foreign)	3,574,591	4,140
Bangkok Bank Public Co. Ltd. (Local)	1,302,844	3,140
Krung Thai Bank Public Co. Ltd. (Foreign)	12,644,342	3,099
Siam Cement Public Co. Ltd. (Local)	575,290	3,084
Airports of Thailand Public Co. Ltd. (Foreign)	1,930,200	2,389
Banpu Public Co. Ltd. (Foreign)	641,300	2,290
Kasikornbank Public Co., Ltd. (Local)	1,485,500	2,211
Thai Airways International Public Co. Ltd. (Foreign)	2,314,400	2,099
Siam City Cement Public Co. Ltd. (Foreign)	283,006	1,984
Land and Houses Public Co. Ltd. (Foreign)	9,270,600	1,907
BEC World Public Co. Ltd. (Foreign)	4,005,530	1,473
Hana Microelectronics Public Co. Ltd. (Foreign)	2,483,500	1,461
Thai Olefins Public Co. Ltd. (Foreign)	882,800	1,374
* True Corp.Public Co. Ltd. (Foreign)	7,570,200	1,373
Charoen Pokphand Foods Public Co., Ltd. (Foreign)	10,434,112	1,343
Italian-Thai Development Public Co. Ltd. (Foreign)	6,041,618	1,303
Land and Houses Public Co. Ltd. (Local)	6,633,200	1,298
Ratchaburi Electricity Generating Holding Public Co. Ltd. (Foreign)	1,299,500	1,226
National Petrochemical Public Co. Ltd. (Foreign)	331,316	1,015
C.P. 7-Eleven Public Co. Ltd. (Foreign)	6,866,400	1,010
Precious Shipping Public Co. Ltd. (Foreign)	950,754	915

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
National Finance & Securities Public Co. Ltd. (Foreign)	2,963,030	908
The Aromatics (Thailand)PLC (Foreign)	1,058,700	882
Bangkok Expressway Public Co. Ltd. (Foreign)	1,548,200	850
Electricity Generating Public Co. Ltd. (Foreign)	465,648	845
Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	23,152,700	692
Thai Union Frozen Products Public Co., Ltd. (Foreign)	896,150	681
Kiatnakin Finance Public Co. Ltd. (Foreign)	981,500	674
Sino Thai Engineering &Construction Public Co. Ltd. (Foreign)	2,218,300	636
Siam Makro Public Co.Ltd. (Foreign)	436,500	588
Bangkok Bank Public Co. Ltd. Non-Voting Depositary Receipts	242,300	582
TISCO Finance Public Co. Ltd. (Foreign)	874,013	570
Delta Electronics (Thailand)Public Co. Ltd. (Foreign)	1,594,950	536
* United Broadcasting Corp.Public Co. Ltd. (Foreign)	670,296	371
* ITV Public Co., Ltd. (Foreign)	1,350,200	367
Thai Union Frozen Products Public Co. Ltd. (Local)	467,250	350
Kim Eng Securities Thailand Public Co., Ltd. (Local)	446,600	316
GMM Grammy Public Co.Ltd. (Foreign)	939,300	281
Kim Eng Securities Thailand Public Co. Ltd. (Foreign)	374,300	264
Electricity Generating Public Co. Ltd. (Local)	109,000	198
Tisco Bank Public Co., Ltd. (Local)	275,900	181
Siam Cement Public Co. Ltd.Non-Voting Depositary Receipts	24,200	129
PTT Public Co., Ltd. (Local)	11,100	60
Electricity Generating Public Co. Ltd. Non-Voting Depositary Receipts	30,600	56
PTT Exploration and Production Public Co. Ltd. (Local)	3,600	37
Advanced Info Service Public Co. Ltd. (Foreign)	12,600	31
Shin Corp.Public Co. Ltd. (Local)	21,000	20
Siam Commercial Bank Public Co. Ltd. (Local)	12,300	14
Krung Thai Bank Public Co. Ltd. (Local)	50,394	12
Airports of Thailand Public Co. Ltd. (Local)	8,100	10
Banpu Public Co. Ltd. (Local)	2,400	8
Thai Airways International Public Co. Ltd. (Local)	7,500	7
Siam City Cement Public Co. Ltd. (Local)	900	6
Italian-Thai Development Public Co. Ltd. (Local)	28,500	6
Charoen Pokphand Foods Public Co. Ltd. (Local)	45,000	6
Precious Shipping Public Co., Ltd. (Local)	6,000	6
Hana Microelectronics Public Co. Ltd. (Local)	9,300	5
Thai Olefins Public Co., Ltd. (Local)	3,300	5
* True Corp.Public Co. Ltd. (Local)	27,900	5
National Finance Public Co. Ltd. (Local)	14,400	4
Aromatics (Thailand)Public Co. Ltd. (Local)	3,600	3
Sahaviriya Steel Industries Public Co. Ltd. (Local)	78,900	2
^True Corporation Public Company Limited Warrants Exp. 4/3/10	1,020,789	—
Turkey (2.3%)		126,379
Turkiye Is Bankasi A.S.C Shares	3,120,505	21,767
Akbank T.A.S	2,852,555	17,872
* Turkiye Garanti Bankasi A.S	4,279,567	12,793
Turkcell Iletisim Hizmetleri A.S	1,679,713	8,847

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
Tupras-Turkiye Petrol Rafinerileri A.S	397,058	6,823
Haci Omer Sabanci Holding A.S	1,353,411	6,370
Anadolu Efes Biracilik ve Malt Sanayii A.S	255,606	6,267
Eregli Demir ve Celik Fabrikalari A.S	1,105,183	5,976
* Yapi ve Kredi Bankasi A.S	1,527,105	5,723
KOC Holding A.S	1,038,454	3,890
* Dogan Sirketler Grubu Holding A.S	1,171,920	2,952
Migros Turk A.S	310,993	2,730
Arcelik A.S	448,810	2,685
Hurriyet Azteccilik ve Matbaacillik A.S	844,938	2,398
* Dogan Yayin Holding A.S	917,203	2,334
Ford Otomotiv Sanayi A.S	313,627	2,251
Turk Sise ve Cam Fabrikalari A.S	676,473	1,961
* Petkim Petrokimya Holding A.S	371,757	1,808
Aksigorta A.S	276,208	1,545
Trakya Cam Sanayii A.S	363,896	1,291
Vestel Elektronik Sanayi ve Ticaret A.S	362,440	1,269
Is Gayrimenkul Yatirim Ortakligi A.S	676,085	1,214
* Tansas Perakende Magazacilik Ticaret A.S	644,040	1,063
Tofas Turk Otomobil Fabrikasi A.S	566,481	1,052
Ulker Gida Sanayi ve Ticaret A.S	316,348	1,027
* Turk Hava Yollari Anonim Ortakligi	193,021	972
Cimsa Cemento Sanayi ve Ticaret A.S	163,681	957
Akcansa Cimento A.S	182,338	864
Aygaz A.S	286,096	833
Ihlas Holding A.S	1,326,079	781
* Alarko Holdings A.S	21,074	752
Adana Cimento Sanayii T.A.S	120,608	717
Dogus Otomotiv Servis ve Ticaret A.S	179,648	658
Aksa Akrilik Kimya Sanayii A.S	53,114	462
* Ak Enerji Elektrik Uretimi Otoproduktor Gruba A.S	75,414	291
		131,195
Total Common Stocks (Cost $4,314,813)		5,747,400
Temporary Cash Investments (0.4%)1
Money Market Fund (0.4%)
[3] Vanguard Market Liquidity Fund, 3.851%	16,792,795	16,793
[3] Vanguard Market Liquidity Fund, 3.851% - Note E	7,795,000	7,795
Total Temporary Cash Investments (Cost $24,588)		24,588
Total Investments (99.8%) (Cost $4,339,401)		5,771,988
Other Assets and Liabilities (0.2%)
Other Assets—Note B		71,561
Liabilities—Note E		(63,074)
		8,487
Net Assets (100%)		5,780,475

Emerging Markets Stock Index Fund

At October 31, 2005, net assets consisted of:[4]	Amount ($000)

Paid-in Capital	4,425,960

Undistributed Net Investment Income	98,915

Accumulated Net Realized Losses	(174,293)

Unrealized Appreciation (Depreciation)

Investment Securities	1,432,587

Foreign Currencies	(18)

Swap Contracts	(2,676)

Net Assets	5,780,475

Investor Shares—Net Assets

Applicable to 292,007,203 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,937,223

Net Asset Value Per Share—Investor Shares	$16.91

Institutional Shares—Net Assets

Applicable to 27,639,078 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	468,476

Net Asset Value Per Share—Institutional Shares	$16.95

VIPER Shares—Net Assets

Applicable to 6,990,612 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	374,776

Net Asset Value Per Share—VIPER Shares	$53.61

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of equity swap contracts. Investments in swap contracts increased the fund’s equity investments in Taiwan to 15.9%. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0%, respectively, of net assets. See Note C in Notes to Financial Statements.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the value of this security represented 0.4% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	See Note C in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt. GDR—Global Depositary Receipt. LS—Israeli Shekel.

Emerging Markets Stock Index Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1]	125,695

Interest[2]	183

Security Lending	87

Total Income	125,965

Expenses

The Vanguard Group—Note B

Investment Advisory Services	168

Management and Administrative—Investor Shares	10,281

Management and Administrative—Institutional Shares	260

Management and Administrative—VIPER Shares	198

Marketing and Distribution—Investor Shares	650

Marketing and Distribution—Institutional Shares	65

Marketing and Distribution—VIPER Shares	16

Custodian Fees	6,583

Auditing Fees	27

Shareholders' Reports—Investor Shares	117

Shareholders' Reports—Institutional Shares	—

Shareholders' Reports—VIPER Shares	—

Trustees' Fees and Expenses	6

Total Expenses	18,371

Net Investment Income	107,594

Realized Net Gain (Loss)

Investment Securities Sold	26,076

Foreign Currencies	(3,342)

Swap Contracts	184

Realized Net Gain (Loss)	22,918

Change in Unrealized Appreciation (Depreciation)

Investment Securities	956,695

Foreign Currencies	(51)

Swap Contracts	(2,676)

Change in Unrealized Appreciation (Depreciation)	953,968

Net Increase (Decrease) in Net Assets Resulting from Operations	1,084,480

1	Dividends are net of foreign withholding taxes of $17,360,000.
2	Interest income from an affiliated company of the fund was $121,000.

Emerging Markets Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	107,594	58,845

Realized Net Gain (Loss)	22,918	(23,396)

Change in Unrealized Appreciation (Depreciation)	953,968	313,168

Net Increase (Decrease) in Net Assets Resulting from Operations	1,084,480	348,617

Distributions

Net Investment Income

Investor Shares	(53,935)	(26,359)

Institutional Shares	(5,623)	(2,743)

VIPER Shares	—	—

Realized Capital Gain

Investor Shares	—	—

Institutional Shares	—	—

VIPER Shares	—	—

Total Distributions	(59,558)	(29,102)

Capital Share Transactions—Note F

Investor Shares	1,461,564	675,243

Institutional Shares	134,814	80,812

VIPER Shares	357,977	—

Net Increase (Decrease) from Capital Share Transactions	1,954,355	756,055

Total Increase (Decrease)	2,979,277	1,075,570

Net Assets

Beginning of Period	2,801,198	1,725,628

End of Period[1]	5,780,475	2,801,198

1	Including undistributed net investment income of $98,915,000 and $54,037,000.

Emerging Markets Stock Index Fund

Financial Highlights

Investor Shares

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$12.88	$11.04	$7.48	$7.28	$8.84	$12.50

Investment Operations

Net Investment Income	.307	.263	.170	.15	.19	.141

Net Realized and Unrealized Gain (Loss) on Investments	3.982	1.749	3.512	.25	(1.74)	(3.583)

Total from Investment Operations	4.289	2.012	3.682	.40	(1.55)	(3.442)

Distributions

Dividends from Net Investment Income	(.259)	(.172)	(.122)	(.20)	(.01)	(.218)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.259)	(.172)	(.122)	(.20)	(.01)	(.218)

Net Asset Value, End of Period	$16.91	$12.88	$11.04	$7.48	$7.28	$8.84

Total Return[2]	33.66%	18.43%	49.88%	5.27%	-17.55%	-27.56%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,937	$2,556	$1,589	$841	$770	$913

Ratio of Total Expenses to Average Net Assets	0.45%	0.48%	0.53%	0.57%	0.60%[3]	0.59%

Ratio of Net Investment Income to Average Net Assets	2.48%	2.44%	2.26%	1.67%	2.69%[3]	1.51%

Portfolio Turnover Rate[4]	15%	11%	16%	65%	23%	40%

1	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Emerging Markets Stock Index Fund

Institutional Shares	Year Ended October 31,				Jan. 1 to Oct. 31,	June 22[2] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$12.90	$11.05	$7.49	$7.29	$8.84	$11.16

Investment Operations

Net Investment Income	.344	.287	.183	.165	.200	.021

Net Realized and Unrealized Gain (Loss) on Investments	3.982	1.749	3.512	.246	(1.739)	(2.126)

Total from Investment Operations	4.326	2.036	3.695	.411	(1.539)	(2.105)

Distributions

Dividends from Net Investment Income	(.276)	(.186)	(.135)	(.211)	(.011)	(.215)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.276)	(.186)	(.135)	(.211)	(.011)	(.215)

Net Asset Value, End of Period	$16.95	$12.90	$11.05	$7.49	$7.29	$8.84

Total Return[3]	33.92%	18.64%	50.06%	5.40%	-17.42%	-18.86%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$468	$245	$137	$76	$65	$19

Ratio of Total Expenses to Average Net Assets	0.25%	0.33%	0.38%	0.41%	0.45%[4]	0.45%[4]

Ratio of Net Investment Income to Average Net Assets	2.64%	2.61%	2.41%	1.85%	2.75%[4]	1.34%[4]

Portfolio Turnover Rate[5]	15%	11%	16%	65%	23%	40%

1	Inception.
2	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Emerging Markets Stock Index Fund

VIPER Shares
March 4[1] to
Oct. 31,
For a Share Outstanding Throughout the Period	2005

Net Asset Value, Beginning of Period	$50.55

Investment Operations

Net Investment Income	.87

Net Realized and Unrealized Gain (Loss) on Investments	2.19

Total from Investment Operations	3.06

Distributions

Dividends from Net Investment Income	—

Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$53.61

Total Return	6.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$375

Ratio of Total Expenses to Average Net Assets	0.30%[2]

Ratio of Net Investment Income to Average Net Assets	2.59%[2]

Portfolio Turnover Rate[3]	15%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Stock Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard International Equity Index Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. VIPER Shares were first issued on March 4, 2005, and offered to the public on March 10, 2005. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected stocks in the fund’s target index, when investing through a swap provides a return advantage over buying the individual stocks. Under the terms of each swap, the fund receives the total return (either receiving the increase or paying the decrease) on a reference stock, applied to a notional amount that is the value of a designated number of shares of the stock at the beginning of the swap. The fund agrees to pay the counterparty a floating rate that is reset periodically based on short-term interest rates, less a specified interest rate spread, applied to the notional amount. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date.

Emerging Markets Stock Index Fund

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $713,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2005, the fund realized $619,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Emerging Markets Stock Index Fund

During the year ended October 31, 2005, the fund realized net foreign currency losses of $3,342,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income. The fund’s realized gains for the year ended October 31, 2005, include realized gains on swaps of $184,000 which are treated as increases to taxable income; accordingly these amounts have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2005, was $1,565,000, including $1,049,000 that has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2005, the fund had $104,315,000 of ordinary income available for distribution. The fund had available realized losses of $173,689,000 to offset future net capital gains of $73,850,000 through October 31, 2007, $64,992,000 through October 31, 2010, $12,244,000 through October 31, 2011, and $22,603,000 through October 31, 2012.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,430,422,000, consisting of unrealized gains of $1,617,594,000 on securities that had risen in value since their purchase and $187,172,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2005, the fund had the following open swap contracts with Citigroup Global Markets as counterparty:

			Floating		Unrealized
		Notional	Interest Rate	Market	Appreciation
	Termination	Amount	Received	Value	(Depreciation)
Country/Reference Entity	Date	($000)	(Paid)[1]	($000)	($000)

Taiwan

Taiwan Cement Corp.	11/20/2005	1,224	(0.23%)	1,228	4

Taiwan Cement Corp.	11/20/2005	1,478	(0.23)	1,516	38

Lite-On Technology Corp.	11/27/2005	4,747	(1.48)	4,896	149

Siliconware Precision Industries Co.	8/14/2006	3,040	(0.48)	2,699	(341)

Chunghwa Picture Tubes, Ltd.	8/14/2006	4,009	0.02	2,336	(1,673)

Hannstar Display Corp.	8/14/2006	2,994	1.02	1,784	(1,210)

AU Optronics Corp.	11/28/2006	4,951	(0.48)	5,308	357

					(2,676)

1	Based on one-month London InterBank Offered Rate (LIBOR). Each contract provides for the payment of interest based on LIBOR less a fixed interest rate spread. If the spread is greater than LIBOR, the result is net interest received by the fund.

D.     During the year ended October 31, 2005, the fund purchased $2,616,394,000 of investment securities and sold $644,104,000 of investment securities, other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at October 31, 2005, was $7,501,000, for which the fund received cash collateral of $7,795,000.

Emerging Markets Stock Index Fund

F.     Capital share transactions for each class of shares were:

	Year Ended October 31,
	2005		2004
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	1,871,867	120,102	981,241	80,355

Issued in Lieu of Cash Distributions	49,567	3,457	24,115	2,113

Redeemed[1]	(459,870)	(30,082)	(330,113)	(27,891)

Net Increase (Decrease)—Investor Shares	1,461,564	93,477	675,243	54,577

Institutional Shares

Issued	183,235	11,719	90,770	7,474

Issued in Lieu of Cash Distributions	3,532	246	1,796	157

Redeemed[1]	(51,953)	(3,311)	(11,754)	(1,007)

Net Increase (Decrease)—Institutional Shares	134,814	8,654	80,812	6,624

VIPER Shares

Issued	367,775	7,191	—	—

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	(9,798)	(200)	—	—

Net Increase (Decrease)—VIPER Shares	357,977	6,991	—	—

1 Net of redemption fees of $1,927,000 and $1,495,000 (fund totals).

Total International Stock Index Fund

Fund Profile
As of October 31, 2005

Portfolio Characteristics	Fund
Expense Ratio	0.00%
Average Weighted Expense Ratio[1]	0.31%

Sector Diversification (% of portfolio)	Fund[2]	Target Index[3]	Broad Index[4]
Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	7
Energy	9	9	10
Financials	26	26	27
Health Care	8	8	7
Industrials	10	10	10
Information Technology	7	7	7
Materials	8	8	9
Telecommunication Services	7	7	7
Utilities	5	5	5

Volatility Measures	Fund	Target Index[3]	Fund	Broad Index[4]
R-Squared	1.00	1.00	0.99	1.00
Beta	1.00	1.00	1.01	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Investor Shares	59.0%
Pacific Stock Index Fund Investor Shares	28.0%
Emerging Markets Stock Index Fund Investor Shares	13.0%

Country Diversification (% of portfolio)	Fund[2]	Target Index[3]
Europe
United Kingdom	21%	22%
France	8	8
Switzerland	6	6
Germany	6	6
Netherlands	4	3
Spain	4	3
Italy	3	3
Sweden	2	2
Finland	1	1
Belgium	1	1
Denmark	1	1
Ireland	1	1
Norway	1	1
Greece	1	1
Subtotal	60%	59%
Pacific
Japan	22%	21%
Australia	5	5
Hong Kong	2	1
Singapore	1	1
Subtotal	30%	28%
Emerging Markets
South Korea	2%	3%
Taiwan	2	2
Brazil	2	2
South Africa	1	2
China	1	1
Mexico	1	1
India	1	1
Israel	0	1
Subtotal	10%	13%

1	For underlying funds.
2	Reflects holdings of underlying funds.
3	Total International Composite Index.
4	MSCI All Country World Index ex USA. See page 116 for a glossary of investment terms.

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 29, 1996–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Since Inception[1]	Investment

Total International Stock Index Fund[2]	19.91%	4.06%	4.77%	$15,567

MSCI All Country World Index ex USA	20.57	4.71	5.46	16,573

Total International Composite Index[3]	19.78	4.13	4.64	15,392

Average International Fund[4]	17.75	1.81	4.90	15,759

1	April 29, 1996.
2	Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
3	Consists of the MSCI Europe Index (59%), the MSCI Pacific Index (28%), and the Select Emerging Markets Index (13%) as of October 31, 2005.
4	Derived from data provided by Lipper Inc.

Total International Stock Index Fund

Fiscal-Year Total Returns (%): April 29, 1996–October 31, 2005

[Dark Gray] Total International Stock Index Fund
[Light Gray] Total International Composite Index1

Average Annual Total Returns for periods ended September 30, 2005 This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Total International Stock Index Fund[2]	4/29/1996	28.10%	4.13%	3.42%	1.77%	5.19%

1	Consists of the MSCI Europe Index (59%), the MSCI Pacific Index (28%), and the Select Emerging Markets Index (13%) as of October 31, 2005.
2	Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
Note: See Financial Highlights table on page 89 for dividend and capital gains information.

Total International Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (100.1%)

International Stock Funds (100.0%)

Vanguard European Stock Index Fund Investor Shares	247,738,788	6,688,947

Vanguard Pacific Stock Index Fund Investor Shares	305,128,691	3,170,287

Vanguard Emerging Markets Stock Index Fund Investor Shares	87,001,932	1,471,203

Money Market Fund (0.1%)

[1] Vanguard Market Liquidity Fund, 3.851%	9,771,825	9,772

Total Investment Companies (Cost $9,232,043)	11,340,209

Other Assets and Liabilities (-0.1%)

Other Assets	20,488

Liabilities	(29,769)

(9,281)
Net Assets (100%)

Applicable to 840,156,661 outstanding $.001 par value shares of beneficial interest

(unlimited authorization)	11,330,928

Net Asset Value Per Share	$13.49

At October 31, 2005, net assets consisted of:[2]
	Amount	Per
	($000)	Share

Paid-in Capital	9,273,718	$11.04

Undistributed Net Investment Income	769	—

Accumulated Net Realized Losses	(51,725)	(.06)

Unrealized Appreciation	2,108,166	2.51

Net Assets	11,330,928	$13.49

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Total International Stock Index Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Income Distributions Received	168,316

Net Investment Income—Note B	168,316

Realized Net Gain (Loss)

Capital Gain Distributions Received	—

Investment Securities Sold	(471)

Realized Net Gain (Loss)	(471)

Change in Unrealized Appreciation of Investment Securities	1,438,347

Net Increase (Decrease) in Net Assets Resulting from Operations	1,606,192

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	168,316	93,660

Realized Net Gain (Loss)	(471)	—

Change in Unrealized Appreciation (Depreciation)	1,438,347	874,088

Net Increase (Decrease) in Net Assets Resulting from Operations	1,606,192	967,748

Distributions from Net Investment Income	(168,772)	(92,959)

Capital Share Transactions—Note E

Issued	3,624,696	2,620,184

Issued in Lieu of Cash Distributions	154,147	85,442

Redeemed[1]	(1,201,975)	(802,252)

Net Increase (Decrease) from Capital Share Transactions	2,576,868	1,903,374

Total Increase (Decrease)	4,014,288	2,778,163

Net Assets

Beginning of Period	7,316,640	4,538,477

End of Period[2]	11,330,928	7,316,640

1	The fund collected redemption fees of $266,000 and $222,000, which were reallocated proportionately to the funds in which it invests.
2	Including undistributed net investment income of $769,000 and $1,225,000.

Total International Stock Index Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$11.48	$9.84	$7.79	$8.99	$11.83	$14.31

Investment Operations

Net Investment Income	.255	.19	.157	.165	—	.20

Capital Gain Distributions Received	—	—	—	—	—	.01

Net Realized and Unrealized Gain (Loss)on Investments	2.010	1.64	2.050	(1.200)	(2.84)	(2.44)

Total from Investment Operations	2.265	1.83	2.207	(1.035)	(2.84)	(2.23)

Distributions

Dividends from Net Investment Income	(.255)	(.19)	(.157)	(.165)	—	(.20)

Distributions from Realized Capital Gains	—	—	—	—	—	(.05)

Total Distributions	(.255)	(.19)	(.157)	(.165)	—	(.25)

Net Asset Value, End of Period	$13.49	$11.48	$9.84	$7.79	$8.99	$11.83

Total Return[2]	19.91%	18.80%	28.94%	-11.80%	-24.01%	-15.61%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$11,331	$7,317	$4,538	$2,884	$2,732	$2,920

Ratio of Total Expenses to Average Net Assets—Note B	0%[3]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to Average Net Assets	1.76%	1.54%	1.75%	1.70%	0.05%[4]	1.68%

Portfolio Turnover Rate	3%	3%	2%	5%	2%	3%

1	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
3	The average weighted annualized expense ratio of the underlying funds was 0.31%.
4	Annualized. See accompanying notes, which are an integral part of the financial statements.

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The fund’s indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $642,000 of ordinary income available for distribution. The fund had available realized losses of $50,245,000 to offset future net capital gains of $6,375,000 through October 31, 2009, and $43,870,000 through October 31, 2010.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $2,106,813,000, consisting of unrealized gains of $2,108,166,000 on securities that had risen in value since their purchase and unrealized losses of $1,353,000 on securities that had fallen in value since their purchase.

Total International Stock Index Fund

D.     During the year ended October 31, 2005, the fund purchased $2,908,866,000 of investment securities and sold $330,275,000 of investment securities, other than temporary cash investments.

E.     Capital shares issued and redeemed were:

	Year Ended October 31,
	2005	2004
	Shares	Shares
	(000)	(000)

Issued	284,989	241,951

Issued in Lieu of Cash Distributions	12,332	8,208

Redeemed	(94,276)	(74,110)

Net Increase (Decrease) in Shares Outstanding	203,045	176,049

Developed Markets Index Fund

Fund Profile
As of October 31, 2005

Portfolio Characteristics	Fund
Expense Ratio	0.00%
Average Weighted Expense Ratio[1]	0.29%

Sector Diversification (% of portfolio)	Fund2	Target Index[3]	Broad Index[4]
Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	7
Energy	9	9	10
Financials	27	28	27
Health Care	8	8	7
Industrials	11	10	10
Information Technology	6	6	7
Materials	8	8	9
Telecommunication Services	6	6	7
Utilities	5	5	5

Volatility Measures	Fund	Target Index[3]	Fund	Broad Index[4]
R-Squared	1.00	1.00	0.98	1.00
Beta	1.00	1.00	0.98	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Investor Shares	67.8%
Pacific Stock Index Fund Investor Shares	32.2%

Country Diversification (% of portfolio)	Fund[2]	Target Index[3]
Japan	25%	24%
United Kingdom	23	25
France	9	9
Switzerland	7	7
Germany	7	7
Australia	6	5
Netherlands	4	3
Spain	4	4
Italy	4	4
Sweden	2	2
Hong Kong	2	2
Finland	1	1
Belgium	1	1
Singapore	1	1
Denmark	1	1
Ireland	1	1
Norway	1	1
Greece	1	1
Austria	0	1

1	For underlying funds.
2	Reflects holdings of underlying funds.
3	MSCI EAFE Index.
4	MSCI All Country World Index ex USA. See page 116 for a glossary of investment terms.

Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 8, 2000–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Since Inception[1]	Investment

Developed Markets Index Fund[2]	18.07%	2.92%	1.25%	$10,704

MSCI All Country World Index ex USA	20.57	4.71	2.60	11,513

MSCI EAFE Index	18.09	3.04	1.23	10,693

Average International Fund[3]	17.75	1.81	0.19	10,106

1	May 8, 2000.
2	Returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the $10 annual account maintenance fee applied on balances under $10,000.
3	Derived from data provided by Lipper Inc.

Developed Markets Index Fund

Fiscal-Year Total Returns (%): May 8, 2000–October 31, 2005

[Dark Gray] Developed Markets Index Fund
[Light Gray] MSCI EAFE Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Developed Markets Index Fund1	5/8/2000	25.88%	3.04%	0.09%	1.75%	1.84%

1	Returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the $10 annual account maintenance fee applied on balances under $10,000.
Note: See Financial Highlights table on page 98 for dividend and capital gains information.

Developed Markets Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (100.4%)

International Stock Funds (100.0%)

Vanguard European Stock Index Fund Investor Shares	40,768,302	1,100,744

Vanguard Pacific Stock Index Fund Investor Shares	50,212,468	521,708

Money Market Fund (0.4%)

[1] Vanguard Market Liquidity Fund, 3.851%	6,447,407	6,447

Total Investment Companies (Cost $1,297,486)		1,628,899

Other Assets and Liabilities (-0.4%)

Other Assets		2,794

Liabilities		(8,683)

		(5,889)

Net Assets (100%)

Applicable to 166,397,130 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		1,623,010

Net Asset Value Per Share		$9.75

At October 31, 2005, net assets consisted of:[2]
	Amount	Per
	($000)	Share

Paid-in Capital	1,292,127	$7.76

Undistributed Net Investment Income	74	—

Accumulated Net Realized Losses	(604)	—

Unrealized Appreciation	331,413	1.99

Net Assets	1,623,010	$9.75

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Developed Markets Index Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Income Distributions Received	24,039

Net Investment Income—Note B	24,039

Realized Net Gain (Loss)

Capital Gain Distributions Received	—

Investment Securities Sold	(117)

Realized Net Gain (Loss)	(117)

Change in Unrealized Appreciation (Depreciation) of Investment Securities	186,905

Net Increase (Decrease) in Net Assets Resulting from Operations	210,827

Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	24,039	13,044

Realized Net Gain (Loss)	(117)	(487)

Change in Unrealized Appreciation (Depreciation)	186,905	121,468

Net Increase (Decrease) in Net Assets Resulting from Operations	210,827	134,025

Distributions

Net Investment Income	(24,120)	(12,972)

Realized Capital Gain	—	—

Total Distributions	(24,120)	(12,972)

Capital Share Transactions—Note E

Issued	701,583	442,726

Issued in Lieu of Cash Distributions	20,916	11,440

Redeemed[1]	(323,823)	(134,520)

Net Increase (Decrease) from Capital Share Transactions	398,676	319,646

Total Increase (Decrease)	585,383	440,699

Net Assets

Beginning of Period	1,037,627	596,928

End of Period[2]	1,623,010	1,037,627

1	The fund collected redemption fees of $260,000 and $31,000, which were reallocated proportionately to the funds in which it invests.
2	Including undistributed net investment income of $74,000 and $155,000.

Developed Markets Index Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	May 8[2] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$8.43	$7.22	$5.80	$6.83	$9.07	$10.00

Investment Operations

Net Investment Income	.19	.143	.116	.12	—	.15

Capital Gain Distributions Received	—	—	—	—	—	—

Net Realized and Unrealized Gain (Loss)on Investments	1.32	1.210	1.420	(1.03)	(2.24)	(.93)

Total from Investment Operations	1.51	1.353	1.536	(.91)	(2.24)	(.78)

Distributions

Dividends from Net Investment Income	(.19)	(.143)	(.116)	(.12)	—	(.15)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.19)	(.143)	(.116)	(.12)	—	(.15)

Net Asset Value, End of Period	$9.75	$8.43	$7.22	$5.80	$6.83	$9.07

Total Return[3]	18.07%	18.94%	27.06%	-13.61%	-24.70%	-7.78%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,623	$1,038	$597	$308	$145	$99

Ratio of Total Expenses to Average Net Assets—Note B	0%[4]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to Average Net Assets	1.77%	1.52%	1.48%	1.30%	0.04%[5]	1.66%[5]

Portfolio Turnover Rate	10%	4%	7%	5%	9%	8%

1	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2	Inception.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.
4	The average weighted annualized expense ratio of the underlying funds was 0.29%.
5	Annualized. See accompanying notes, which are an integral part of the financial statements.

Developed Markets Index Fund

Notes to Financial Statements

Vanguard Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund seeks to match the performance of its target index by investing in the European and Pacific Stock Index Funds. The fund’s indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $163,000 of ordinary income and $61,000 of long-term capital gains available for distribution.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $330,659,000, consisting of unrealized gains of $331,413,000 on securities that had risen in value since their purchase and $754,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended October 31, 2005, the fund purchased $540,855,000 of investment securities and sold $142,487,000 of investment securities, other than temporary cash investments.

Developed Markets Index Fund

E.     Capital shares issued and redeemed were:

	Year Ended October 31,
	2005	2004
	Shares	Shares
	(000)	(000)

Issued	75,689	55,878

Issued in Lieu of Cash Distributions	2,291	1,495

Redeemed	(34,735)	(16,873)

Net Increase (Decrease) in Shares Outstanding	43,245	40,500

Institutional Developed Markets Index Fund

Fund Profile
As of October 31, 2005

Portfolio Characteristics	Fund
Expense Ratio	0.00%
Average Weighted Expense Ratio[1]	0.13%

Sector Diversification (% of portfolio)	Fund[2]	Target Index[3]	Broad Index[4]
Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	7
Energy	9	9	10
Financials	27	28	27
Health Care	8	8	7
Industrials	11	10	10
Information Technology	6	6	7
Materials	8	8	9
Telecommunication Services	6	6	7
Utilities	5	5	5

Volatility Measures	Fund	Target Index[3]	Fund	Broad Index[4]
R-Squared	1.00	1.00	0.98	1.00
Beta	1.01	1.00	0.98	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Institutional Shares	67.8%
Pacific Stock Index Fund Institutional Shares	32.2%

Country Diversification (% of portfolio)	Fund[2]	Target Index[3]
Japan	25%	24%
United Kingdom	23	25
France	9	9
Switzerland	7	7
Germany	7	7
Australia	6	5
Netherlands	4	3
Spain	4	4
Italy	4	4
Sweden	2	2
Hong Kong	2	2
Finland	1	1
Belgium	1	1
Singapore	1	1
Denmark	1	1
Ireland	1	1
Norway	1	1
Greece	1	1
Austria	0	1

1	For underlying funds.
2	Reflects holdings of underlying funds.
3	MSCI EAFE Index.
4	MSCI All Country World Index ex USA. See page 116 for a glossary of investment terms.

Institutional Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 1, 2000–October 31, 2005
Initial Investment of $5,000,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $5,000,000
	One Year	Five Years	Since Inception[1]	Investment

Institutional Developed Markets Index Fund[2]	18.37%	3.06%	1.25%	$5,347,244

MSCI All Country World Index ex USA	20.57	4.71	2.64	5,757,787

MSCI EAFE Index	18.09	3.04	1.27	5,353,737

Average International Fund[3]	17.75	1.81	0.04	5,009,499

1	June 1, 2000.
2	Returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3	Derived from data provided by Lipper Inc.

Institutional Developed Markets Index Fund

Fiscal-Year Total Returns (%): June 1, 2000–October 31, 2005

[Dark Gray] Institutional Developed markets Index Fund
[Light Gray] MSCI EAFE Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Institutional Developed Markets Index Fund[1]	6/1/2000	25.99%	3.16%	-0.08%	1.91%	1.83%

1	Returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
Note: See Financial Highlights table on page 107 for dividend and capital gains information.

Institutional Developed Markets Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)

Investment Companies (100.0%)

International Stock Funds (100.0%)

Vanguard European Stock Index Fund Institutional Shares	43,852,312	1,186,205

Vanguard Pacific Stock Index Fund Institutional Shares	53,994,044	562,078

Money Market Fund (0.0%)

[1] Vanguard Market Liquidity Fund, 3.851%	276,286	276

Total Investment Companies (Cost $1,442,630)	1,748,559

Other Assets and Liabilities (0.0%)

Other Assets	17,872

Liabilities	(18,337)

		(465)

Net Assets (100%)

Applicable to 180,720,734 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	1,748,094

Net Asset Value Per Share	$9.67

At October 31, 2005, net assets consisted of:[2]
	Amount	Per
	($000)	Share

Paid-in Capital	1,452,143	$8.04

Undistributed Net Investment Income	—	—

Accumulated Net Realized Losses	(9,978)	(.06)

Unrealized Appreciation	305,929	1.69

Net Assets	1,748,094	$9.67

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Institutional Developed Markets Index Fund

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Income Distributions Received	25,345

Net Investment Income—Note B	25,345

Realized Net Gain (Loss)

Capital Gain Distributions Received	—

Investment Securities Sold	(124)

Realized Net Gain (Loss)	(124)

Change in Unrealized Appreciation (Depreciation) of Investment Securities	180,422

Net Increase (Decrease) in Net Assets Resulting from Operations	205,643

Institutional Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	25,345	13,057

Realized Net Gain (Loss)	(124)	243

Change in Unrealized Appreciation (Depreciation)	180,422	107,789

Net Increase (Decrease) in Net Assets Resulting from Operations	205,643	121,089

Distributions

Net Investment Income	(25,836)	(12,987)

Realized Capital Gain	—	—

Total Distributions	(25,836)	(12,987)

Capital Share Transactions—Note E

Issued	760,509	373,929

Issued in Lieu of Cash Distributions	19,681	7,931

Redeemed[1]	(122,676)	(145,955)

Net Increase (Decrease) from Capital Share Transactions	657,514	235,905

Total Increase (Decrease)	837,321	344,007

Net Assets

Beginning of Period	910,773	566,766

End of Period[2]	1,748,094	910,773

1	The fund collected redemption fees of $10,000 and $1,000, which were reallocated proportionately to the funds in which it invests.
2	Including undistributed net investment income of $0 and $130,000.

Institutional Developed Markets Index Fund

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	June 1[2] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$8.35	$7.16	$5.76	$6.78	$9.01	$10.00

Investment Operations

Net Investment Income	.20	.158	.126	.132	—	.15

Capital Gain Distributions Received	—	—	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	1.32	1.190	1.400	(1.020)	(2.23)	(.99)

Total from Investment Operations	1.52	1.348	1.526	(.888)	(2.23)	(.84)

Distributions

Dividends from Net Investment Income	(.20)	(.158)	(.126)	(.132)	—	(.15)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.20)	(.158)	(.126)	(.132)	—	(.15)

Net Asset Value, End of Period	$9.67	$8.35	$7.16	$5.76	$6.78	9.01

Total Return[3]	18.37%	19.05%	27.13%	-13.41%	-24.75%	-8.38%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,748	$911	$567	$261	$206	$171

Ratio of Total Expenses to Average Net Assets—Note B	0%[4]	0%	0%	0%	0%	0%

Ratio of Net Investment Income to Average Net Assets	1.86%	1.81%	1.80%	1.75%	0.05%[5]	1.74%[5]

Portfolio Turnover Rate	6%	19%	11%	9%	3%	3%

1	The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2	Inception.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4	The average weighted annualized expense ratio of the underlying funds was 0.13%.
5	Annualized. See accompanying notes, which are an integral part of the financial statements.

Institutional Developed Markets Index Fund

Notes to Financial Statements

Vanguard Institutional Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund seeks to match the performance of its target index by investing in the European and Pacific Stock Index Funds. The fund’s indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had no ordinary income available for distribution. The fund had available realized losses of $9,854,000 to offset future net capital gains through October 31, 2011.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $305,805,000, consisting of unrealized gains of $305,929,000 on securities that had risen in value since their purchase and $124,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended October 31, 2005, the fund purchased $738,954,000 of investment securities and sold $81,669,000 of investment securities, other than temporary cash investments. Institutional Developed Markets Index Fund

Institutional Developed Markets Index Fund

E.     Capital shares issued and redeemed were:

	Year Ended October 31,
	2005	2004
	Shares	Shares
	(000)	(000)

Issued	82,904	47,772

Issued in Lieu of Cash Distributions	2,175	1,048

Redeemed	(13,398)	(18,894)

Net Increase (Decrease) in Shares Outstanding	71,681	29,926

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund (separate portfolios of Vanguard International Stock Index Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for the Vanguard Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard European Stock Index Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $143,435,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $398,973,000 and foreign taxes paid of $23,473,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

Special 2005 tax information (unaudited) for Vanguard Pacific Stock Index Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $45,807,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $117,546,000 and foreign taxes paid of $4,971,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

Special 2005 tax information (unaudited) for Vanguard Emerging Markets Stock Index Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $40,744,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $142,927,000 and foreign taxes paid of $17,236,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

Special 2005 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $98,158,000 of qualified dividend income to shareholders during the fiscal year.

Special 2005 tax information (unaudited) for Vanguard Developed Markets Index Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,775,000 of qualified dividend income to shareholders during the fiscal year.

Special 2005 tax information (unaudited) for Vanguard Institutional Developed Markets Index Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,742,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Stock Index Funds Periods Ended October 31, 2005
	One Year	Five Years	Ten Years

European Stock Index Fund Investor Shares[1]

Returns Before Taxes	16.21%	3.17%	9.39%

Returns After Taxes on Distributions	15.65	2.55	8.66

Returns After Taxes on Distributions and Sale of Fund Shares	10.84	2.37	7.91

Pacific Stock Index Fund Investor Shares[1]

Returns Before Taxes	22.48%	2.42%	0.92%

Returns After Taxes on Distributions	22.02	2.09	0.62

Returns After Taxes on Distributions and Sale of Fund Shares	14.81	1.88	0.62

Emerging Markets Stock Index Fund Investor Shares[2]

Returns Before Taxes	32.34%	14.27%	7.01%

Returns After Taxes on Distributions	32.06	13.69	6.33

Returns After Taxes on Distributions and Sale of Fund Shares	21.46	12.16	5.71

1	Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000. The funds assess a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

Average Annual Total Returns: International Stock Index Funds Periods Ended October 31, 2005
	One Year	Five Years	Since Inception[1]

Total International Stock Index Fund[2]

Returns Before Taxes	19.91%	4.06%	4.77%

Returns After Taxes on Distributions	19.35	3.43	4.12

Returns After Taxes on Distributions and Sale of Fund Shares	13.17	3.09	3.73

Developed Markets Index Fund[2]

Returns Before Taxes	18.07%	2.92%	1.25%

Returns After Taxes on Distributions	17.50	2.31	0.70

Returns After Taxes on Distributions and Sale of Fund Shares	11.98	2.12	0.73

Institutional Developed Markets Index Fund[2]

Returns Before Taxes	18.37%	3.06%	1.25%

Returns After Taxes on Distributions	17.76	2.40	0.64

Returns After Taxes on Distributions and Sale of Fund Shares	12.19	2.21	0.70

1	Inception dates are April 29, 1996, for the Total International Stock Index Fund; May 8, 2000, for the Developed Markets Index Fund; and June 1, 2000, for the Institutional Developed Markets Index Fund.
2	For the Total International Stock Index Fund and the Developed Markets Index Fund, returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000. The funds assess a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. Vanguard “funds of funds,” such as the Developed Markets Index Fund, Institutional Developed Markets Index Fund, and Total International Stock Index Fund, do not have direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The examples in the table on the next page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include low-balance fees, account maintenance fees, or the transaction fees on redemptions. These fees are described fully in the prospectus; they also are noted on the Performance Summary pages in this report. If the fees were applied to your account, your costs would be higher. The funds do not carry “sales loads.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended October 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Stock Index Fund	4/30/2005	10/31/2005	Period[1]

Based on Actual Fund Return

European

Investor Shares	$1,000.00	$1055.92	$1.40

Admiral Shares	1,000.00	1,056.28	0.98

Institutional Shares	1,000.00	1,056.64	0.62

VIPER Shares	1,000.00	1,056.35	0.93

Pacific

Investor Shares	$1,000.00	$1,149.34	$1.68

Admiral Shares	1,000.00	1,150.27	1.08

Institutional Shares	1,000.00	1,150.28	0.76

VIPER Shares	1,000.00	1,150.58	0.98

Emerging Markets

Investor Shares[2]	$995.00	$1,163.59	$7.39

Institutional Shares[2]	995.00	1,164.73	6.31

VIPER Shares	1,000.00	1,169.76	1.64

Total International	$1,000.00	$1,094.08	$1.64

Developed Markets	$1,000.00	$1,083.33	$1.52

Institutional Developed Markets	$1,000.00	$1,085.30	$0.68

Based on Hypothetical 5% Yearly Return

European

Investor Shares	$1,000.00	$1,023.84	$1.38

Admiral Shares	1,000.00	1,024.25	0.97

Institutional Shares	1,000.00	1,024.60	0.61

VIPER Shares	1,000.00	1,024.30	0.92

Pacific

Investor Shares	$1,000.00	$1,023.64	$1.58

Admiral Shares	1,000.00	1,024.20	1.02

Institutional Shares	1,000.00	1,024.50	0.71

VIPER Shares	1,000.00	1,024.30	0.92

Emerging Markets

Investor Shares[2]	$995.00	$1,017.87	$7.23

Institutional Shares[2]	995.00	1,018.88	6.22

VIPER Shares	1000.00	1,023.69	1.53

Total International	$1,000.00	$1,023.64	$1.58

Developed Markets	$1,000.00	$1,023.74	$1.48

Institutional Developed Markets	$1,000.00	$1,024.55	$0.66

1	The calculations are based on expenses incurred in the most recent six-month period, except for the three “funds of funds,” for which calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. Annualized six-month expense ratios for the European, Pacific, and Emerging Markets funds are as follows: European Stock Index Fund—0.27% for Investor Shares, 0.19% for Admiral Shares, 0.12% for Institutional Shares, and 0.18% for VIPER Shares; Pacific Stock Index Fund—0.31% for Investor Shares, 0.20% for Admiral Shares, 0.14% for Institutional Shares, and 0.18% for VIPER Shares; Emerging Markets Stock Index Fund—0.44% for Investor Shares, 0.24% for Institutional Shares, and 0.30% for VIPER Shares. The other funds’ annualized average weighted expense ratios as of October 31, 2005, were (in top-to-bottom order as listed above) 0.31%, 0.29%, and 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.
2	Calculations reflect the fund’s 0.5% purchase fee, which is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

Glossary

Average Weighted Expense Ratio.     Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, VIPER, VIPERs, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
The funds or securities referred to herein	obtain a free report on how your fund voted the proxies for
that are offered by The Vanguard Group	securities it owned during the 12 months ended June 30.
and track an MSCI index are not sponsored,	To get the report, visit either www.vanguard.com or
endorsed, or promoted by MSCI, and MSCI	www.sec.gov.
bears no liability with respect to any such
funds or securities. For such funds or
securities, the prospectus or the	You can review and copy information about your fund
Statement of Additional Information	at the SEC's Public Reference Room in Washington, D.C.
contains a more detailed description of	To find out more about this public service, call the SEC
the limited relationship MSCI has with	at 202-551-8090. Information about your fund is also
The Vanguard Group	available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q720 122005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2005: $105,000
Fiscal Year Ended October 31, 2004: $83,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2005: $2,152,740
Fiscal Year Ended October 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2005: $382,200
Fiscal Year Ended October 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.